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                             INFORMATION STATEMENT


                                 RELATING TO THE


                            REINCORPORATION IN DELAWARE


                                  BY THE MERGER OF


                             PARAMCO FINANCIAL GROUP, INC.
                                (A NEVADA CORPORATION)


                                           INTO


                             PARAMCO FINANCIAL GROUP, INC.
                                (A DELAWARE CORPORATION)




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                        PARAMCO FINANCIAL GROUP, INC.
       4610 South Ulster Street, Suite 150 * Denver, Colorado 80237
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                               March 17, 2003

                      NOTICE OF ACTION OF STOCKHOLDERS

DEAR SHAREHOLDER:

         NOTICE IS HEREBY GIVEN that we have received written consents in lieu of a meeting from stockholders representing a majority of our outstanding shares of voting stock approving the reincorporation of PARAMCO FINANCIAL GROUP, INC., a Nevada corporation ("Paramco Nevada") in Delaware by merger with and into our wholly-owned Delaware subsidiary, PARAMCO FINANCIAL GROUP, INC. ("Paramco Delaware").

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         As of the close of business on February 26, 2003, the record date for shares entitled to notice of and to sign written consents in connection with the reincorporation, there were 7,817,011 shares of our common stock and 131,000 shares of Series A Convertible Preferred Stock outstanding and 3,750,000 shares of Series B Convertible Preferred Stock authorized with none outstanding and 150,000 shares of Series C Convertible Preferred Stock are issued and outstanding. Each share of our common stock is entitled to one vote and each share of our preferred stock is entitled to one vote in connection with the reincorporation. Prior to the mailing of this Information Statement, certain of our officers, directors and affiliates, who represent a majority of our outstanding voting shares, signed written consents approving the reincorporation. As a result, the Plan and Agreement of Merger has been approved and neither a meeting of our stockholders nor additional written consents are necessary. The reincorporation is intended to be effected on April 7, 2002 and will result in:

(i) Paramco Nevada being governed by the laws of the State of Delaware;
(ii) your right to receive one share of common stock of Paramco Delaware for each ten shares of common stock of Paramco Nevada owned by you as of the record date of the reincorporation;
(iii) the persons serving presently as officers and directors of Paramco Nevada to serve in their respective capacities after the reincorporation;
(iv) the outstanding shares of Series D Convertible Preferred Stock of Paramco Nevada being converted into 23,385,230 shares of Paramco Delaware's common stock that will represent approximately 98.7% of the total number of outstanding shares of Paramco Delaware after the reincorporation;
(v) Paramco Delaware's Certificate of Incorporation authorizing the issuance of 100,000,000 shares of common stock and 10,000,000 shares of preferred stock;
(vi) authority to adopt the 2003 Directors, Officers and Consultants Stock Option, Stock Warrant and Stock Award Plan; and (vii) the board of directors to be divided into three classes which shall be as nearly equal in number as possible. A classified board of directors could make it more difficult for shareholders, including those holding a majority of Paramco Delaware's outstanding stock, to force an immediate change in the composition of a majority of the board of directors.

See "Reincorporation in Delaware -Principal Features of the Reincorporation."

         The Plan and Agreement of Merger provides for the mandatory exchange of certificates representing shares of Paramco Nevada for certificates representing shares of Paramco Delaware. We urge you to follow the instructions set forth in the attached Information Statement under "How to Exchange Paramco Nevada Certificates for Paramco Delaware Certificates" to surrender certificates representing shares of Paramco Nevada for certificates representing Paramco Delaware.

By Order of the Board of Directors,

/s/Douglas G. Gregg
--------------------------------
Douglas G. Gregg, Chief Executive Officer




                                     SUMMARY

Transaction:          Reincorporation in Delaware.

Purpose: To provide greater flexibility and simplicity in corporate transactions, reduce taxes and other costs of doing business, and reduce the amount of short sales of our common stock. See "Reincorporation in Delaware-Principal Reasons for Reincorporation."

                      The purpose of this Information Statement is to inform holders of Paramco Nevada Common Stock or Paramco Nevada Preferred Stock who have not given Paramco Nevada their written consent to the foregoing corporate actions of such actions and their effects.
                      See "Rights of Dissenting Shareholders."

Record Date:          February 26, 2003.

Method: Merger of Paramco Nevada with and into our wholly owned subsidiary, Paramco Delaware. See "Reincorporation in Delaware-Principal Features of the Reincorporation."

Exchange Ratios: One share of common stock of Paramco Delaware for each ten shares of common stock of Paramco Nevada owned by you as of the record date of the reincorporation and one share of Paramco Nevada common stock will be issued for each fractional share of Paramco Delaware common stock that would otherwise be issued. See "Reincorporation in Delaware-Principal Features of the Reincorporation."

Effective Date        20 days after mailing of this Information Statement.

Right to Dissent      Any Paramco Nevada stockholder is entitled to be paid the
                      fair value of his or her To Reincorporation shares if the stockholder dissents to the reincorporation or any of the actions resulting from or in connection with the reincorporation, including the exchange ratio of the Paramco Nevada common stock for Paramco Delaware common stock. See "Rights of Dissenting Shareholders."

Anti-Takeover         The anti-takeover provisions of the Paramco Delaware
Provisions            Certificate of Incorporation are designed to minimize the
                      possibility of a sudden acquisition of control of Paramco
                      Delaware which has not been negotiated with and approved by the Paramco Delaware board of directors. These provisions may tend to make it more difficult to remove the incumbent members of the board of directors. Similar provisions are not contained in Paramco Nevada's Articles of Incorporation and bylaws. Therefore, the reincorporation significantly changes the nature of the anti-takeover provisions and their effect.
                      See "Defenses Against Hostile Takeovers."

Additional            Mandatory exchange of outstanding certificates
Provisions:           representing shares of Paramco Nevada common stock for
                      certificates representing shares of Paramco Delaware common stock. See "Reincorporation in Delaware-How to Exchange Paramco Nevada Certificates for
                      Paramco Delaware Certificates."







                             QUESTIONS AND ANSWERS

         This Information Statement is first being sent to stockholders on or about March 17, 2003. The following questions and answers are intended to respond to frequently asked questions concerning the reincorporation of Paramco Nevada in Delaware. These questions do not, and are not intended to, address all the questions that may be important to you. You should carefully read the entire Information Statement, as well as its appendices and the documents incorporated by reference in this Information Statement.

Q:  Why is Paramco Nevada reincorporating in Delaware?

A: We believe that the Reincorporation in Delaware will give us more flexibility and simplicity in various corporate transactions. Delaware has adopted a General Corporation Law that includes by statute many concepts created by judicial rulings in other jurisdictions and provides additional rights in connection with the issuance and redemption of stock. In addition, it is possible that a substantial number of our shares that have been sold "short" without the delivery of certificates representing the shares sold. This is known as a "naked short" and, if it occurred in significant downward pressure on the value of our common stock. Nevada law permits us to require the delivery of certificates representing our shares when there is a change in our capital structure and, thereby, reduce the number of "naked short" positions affecting the price of our common stock. In addition, management believes that due to the large amount of issued and outstanding shares of common stock and the small percentage of management's ownership interest, does not allow for the direction of our affairs. The reincorporation and plan of merger will provide management the necessary control to direct our future business operations.

Q: Why isn't Paramco Nevada holding a meeting of stockholders to approve the reincorporation?

A: The board of directors has already approved the reincorporation plan and has received the written consent of officers, directors, and affiliates that represent a majority of our outstanding shares of common stock and other voting interests. Under the Nevada Revised Statutes ("NRS") and our Articles of Incorporation this transaction may be approved by the written consent of a majority of the shares entitled to vote. Since we have already received written consents representing the necessary number of shares, a meeting is not necessary and represents a substantial and avoidable expense.

Q:  What are the principal features of the reincorporation?

A: The reincorporation will be accomplished by a merger of Paramco Nevada with and into our wholly owned subsidiary, Paramco Delaware. One new share of the Paramco Delaware common stock will be issued for each 10 shares of our common stock, one new share of Series A Convertible Preferred Stock will be issued for each share of our Series A Convertible Preferred Stock, one new share of Series B Convertible Preferred Stock will be issued for each share of our Series B Convertible Preferred Stock, one new share of Series C Convertible Preferred Stock will be issued for each share of our Series C Convertible Preferred Stock and 500 new shares of Paramco Delaware common stock will be issued for each share of our Series D Convertible Preferred Stock that is held by our stockholders on the record date for the reincorporation. In addition, one new share of Paramco Delaware will be issued for any fractional share that would be issuable as a result of the reincorporation. The shares of Paramco Nevada will cease to trade on the over-the-counter bulletin board market and the shares of Paramco Delaware will begin trading in their place beginning on or about the Effective Date, under CUSIP number 699168 10 0 and a new trading symbol which has not yet been assigned. Options and warrants to purchase common stock of Paramco Nevada will also be exchanged for similar securities issued by Paramco Delaware without adjustment as to the number of shares issuable or the total exercise price.

Q:  How will the reincorporation affect my ownership of Paramco Nevada?

A: After the effective date of the reincorporation and the exchange of your stock certificates, you will own the same class but a lesser percentage of Paramco Delaware because the conversion ratio of the Series A Convertible Preferred Stock, Series B Convertible Preferred Stock, Series C Convertible Preferred Stock and Series D Convertible Preferred Stock is not affected by the one for ten exchange ratio of the common stock of Paramco Delaware.

Q: How will the reincorporation affect the owners, officers, directors and employees of Paramco Nevada?

A: Our officers, directors and employees will become the officers, directors and employees of Paramco Delaware after the effective date of the reincorporation.

Q:  How will the reincorporation affect the business of Paramco Nevada?

A: Paramco Delaware will continue its business at the same locations and with the same assets. Paramco Nevada will cease to exist on the effective date of the reincorporation.

Q: How do I exchange certificates of Paramco Nevada for certificates of Paramco Delaware?

A: Enclosed with this Information Statement is a letter of transmittal and instructions for surrendering certificates representing our shares. If you are a record stockholder, you should complete the letter of transmittal and send it with certificates representing your shares to the address set forth in the letter. Upon surrender of a certificate for cancellation with a duly executed letter of transmittal, Paramco Delaware will issue a new certificate representing the number of whole shares of Paramco Delaware as soon as practical after the effective date of the reincorporation.

Q:  What happens if I do not surrender my certificates of Paramco Nevada?

A: YOU ARE REQUIRED TO SURRENDER CERTIFICATES REPRESENTING SHARES OF PARAMCO NEVADA TO RECEIVE SHARES OF Paramco Delaware. The board of directors has determined that a reasonable time for the exchange of certificates is 60 days after the effective date of the merger. All shares of Paramco Nevada outstanding after the effective date of the reincorporation will be cancelled if not exchanged within the time specified. Until you receive shares of Paramco Delaware you are not entitled to receive notice of or vote at shareholder meetings or receive dividends or other distributions on the shares of Paramco Nevada.

Q:  What if I have lost Paramco Nevada certificates?

A: If you have lost your Paramco Nevada certificates, you should contact our transfer agent as soon as possible to have a new certificate issued. You may be required to post a bond or other security to reimburse us for any damages or costs if the certificate is later delivered for conversion. Our transfer agent may be reached at:

         Pacific Stock Transfer Company
         500 East Warm Springs Road, Suite 240
         Las Vegas, Nevada 89119
         Telephone: (702) 361-3033
         Facsimile: (702) 433-1979

Q:  Can I require Paramco Nevada to purchase my stock?

A: Yes. Under the NRS, you are entitled to appraisal and purchase of your stock as a result of the reincorporation.

Q:  Who will pay the costs of reincorporation?

A: Paramco Nevada will pay all of the costs of Reincorporation in Delaware, including distributing this Information Statement. We may also pay brokerage firms and other custodians for their reasonable expenses for forwarding information materials to the beneficial owners of our common stock. We do not anticipate contracting for other services in connection with the reincorporation. Each stockholder must pay the costs of exchanging their certificates for new certificates.

Q:  Will I have to pay taxes on the new certificates?

A: We believe that the reincorporation is not a taxable event and that you will be entitled to the same basis in the shares of Paramco Delaware that you had in our common stock. EVERYONE'S TAX SITUATION IS DIFFERENT AND YOU SHOULD CONSULT WITH YOUR PERSONAL TAX ADVISOR REGARDING THE TAX EFFECT OF THE REINCORPORATION.



                                STOCK OWNERSHIP

         The following table sets forth information as of February 26, 2003, regarding the beneficial ownership of our common stock (i) by each person or group known by our management to own more than 5% of the outstanding shares of our common stock, (ii) by each director, the chief executive officer and each of the other executive officers that were paid more than $100,000 during the last fiscal year, and (iii) by all directors and executive officers as a group. Unless otherwise noted, each person has sole voting and investment power over the shares indicated below, subject to applicable community property laws.

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              Name                    Shares Beneficially Owned               Percentage of
                                                                            Outstanding Shares
---------------------------------------------------------------------------------------------------------
                                     Before(2)           After(3)       Before(2)           After(3)
                                  Reincorporation    Reincorporation  Reincorporation   Reincorporation
=========================================================================================================
Douglas G. Gregg                    4,122,501(1)       20,612,505          52.7%            87.0%
16025 Sequoia Drive
Parker, CO 80134

Family Dzierwa                        800,002            80,000            10.2%             0.3%
11709 West Port Crossing Drive
Saint Louis, MO 63146

Paul S. Sidey                         554,545          2,772,725           7.1%             11.7%
5660 East Wickerdale Lane
Highlands Ranch, CO 80130

Terrence Riely                           0                 0                 0                0
12523 Georgian Oaks
San Antonio, TX 78230

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All Officers and Directors as        4,677,046         23,385,230          59.8%            98.7%
 a group (3 Persons)
=========================================================================================================

(1) Includes 2,660,000 shares owned of record and beneficially by Airline Communications, Inc. which is controlled by Douglas G. Gregg.
(2) Percentage of beneficial ownership before reincorporation is based on 7,817,011 shares of common stock outstanding as of the record date. In computing an individual's beneficial ownership, the number of common shares exchanged for preferred stock within 60 days of the Record Date, are deemed outstanding. Such shares, however, are not deemed outstanding for the purpose of computing the beneficial ownership of any other person.
(3) Percentage of beneficial ownership after reincorporation is based on 23,699,222 shares of common stock to be outstanding immediately after the Effective Date, including shares of common stock automatically issuable on conversion of preferred stock because of the reincorporation, subject only to insignificant differences relating to the elimination of fractional shares.


                     REINCORPORATION IN DELAWARE

         The following discussion summarizes certain aspects of the Reincorporation of Paramco Nevada in Delaware. This summary does not include all of the provisions of the Agreement and Plan of Merger between Paramco Nevada and Paramco Delaware, a copy of which is attached hereto as Exhibit "A," or the Certificate of Incorporation of Paramco Delaware (the "Delaware Certificate"), a copy of which is attached hereto as Exhibit "B." Copies of the Articles of Incorporation and the By-Laws of Paramco Nevada (the "Paramco Nevada Articles" and the "Paramco Nevada By-Laws," respectively) and the By-Laws of Paramco Delaware (the "Paramco Delaware By-Laws") are available for inspection at the principal office of Paramco Delaware and copies will be sent to shareholders upon request.

Principal Reasons for Reincorporation

         The Board of Directors believes that the Reincorporation will give Paramco Nevada a greater measure of flexibility and simplicity in corporate governance than is available under Nevada law and will increase the marketability of Paramco Nevada's securities.

         The State of Delaware is recognized for adopting comprehensive modern and flexible corporate laws which are periodically revised to respond to the changing legal and business needs of corporations. For this reason, many major corporations have initially incorporated in Delaware or have changed their corporate domiciles to Delaware in a manner similar to that proposed by Paramco Nevada. Consequently, the Delaware judiciary has become particularly familiar with corporate law matters and a substantial body of court decisions has developed construing Delaware law. Delaware corporate law, accordingly, has been, and is likely to continue to be, interpreted in many significant judicial decisions, a fact which may provide greater clarity and predictability with respect to Paramco Nevada's corporate legal affairs. For these reasons, the Board of Directors believes that Paramco Nevada's business and affairs can be conducted to better advantage if Paramco Nevada is able to operate under Delaware law. See "Certain Significant Differences between the Corporation Laws of Delaware and Nevada."

Principal Features of the Reincorporation

         The Reincorporation will be effected by the merger of Paramco Nevada with and into Paramco Delaware, a wholly-owned subsidiary of Paramco Nevada is incorporated under the Delaware General Corporation Law (the "DGCL") for the sole purpose of effecting the Reincorporation. The Reincorporation will become effective upon the filing of the requisite merger documents in Delaware and Nevada, which filings will occur on the Effective Date, or as soon as practicable thereafter. Following the Merger, Paramco Delaware will be the surviving corporation and will operate under the name "Paramco Financial Group, Inc."

         On the Effective Date, (i) each ten outstanding shares of Paramco Nevada common stock, $.001 par value, shall be converted into one share of Paramco Delaware common stock, $.001 par value, (ii) any fractional shares of Paramco Delaware common stock that a holder of shares of Paramco Nevada common stock would otherwise be entitled to receive upon exchange of his Paramco Nevada common stock will be canceled with the holder thereof being entitled to receive one whole share of common stock of Paramco Delaware common stock, and (iii) each outstanding share of Paramco Nevada common stock held by Paramco Nevada shall be retired and canceled and shall resume the status of authorized and unissued the Paramco Delaware stock.

         No certificates or scrip representing fractional shares of Paramco Delaware common stock will be issued upon the surrender for exchange of Paramco Nevada common stock and no dividend or distribution of Paramco Nevada shall relate to any fractional share, and no fractional Paramco Delaware common stock interest will entitle the owner thereof to vote or to any right of a stockholder of Paramco Nevada. In lieu thereof, the Transfer Agent will issue to each holder otherwise entitled to a fractional share of Paramco Nevada common stock one whole share of common stock of Paramco Delaware.

         At the Effective Date, Paramco Nevada will be governed by the Delaware Certificate, the Paramco Delaware By-Laws and the DGCL, which include a number of provisions that are not present in the Paramco Nevada Articles, the Paramco Nevada By-Laws or the NRS. Accordingly, as described below, a number of significant changes in shareholders' rights will be effected in connection with the Reincorporation, some of which may be viewed as limiting the rights of shareholders. In particular, the Delaware Certificate includes a provision authorized by the DGCL that would limit the liability of directors to Paramco Delaware and its stockholders for breach of fiduciary duties. The Delaware Certificate will provide directors and officers with modern limited liability and indemnification rights authorized by the DGCL. The Board of Directors believes that these provisions will enhance its ability to attract and retain qualified directors and encourage them to continue to make entrepreneurial decisions on behalf of Paramco Delaware. Accordingly, implementation of these provisions has been included as part of the Reincorporation. Paramco Nevada believed that the Reincorporation will contribute to the long-term quality and stability of Paramco Nevada's governance. The Board of Directors has concluded that the benefit to shareholders of improved corporate governance from the Reincorporation outweighs any possible adverse effects on shareholders of reducing the exposure of directors to liability and broadening director indemnification rights.

         Upon consummation of the Merger, the daily business operations of Paramco Delaware will continue as they are presently conducted by Paramco Nevada, at Paramco Nevada's principal executive offices at 4610 South Ulster Street, Suite 150, Denver, Colorado 80237. The authorized capital stock of Paramco Delaware will consist of 100,000,000 shares of common stock, par value $.001 per share ("Paramco Delaware common stock"), 10,000,000 shares of preferred stock, $.001 par value per share (collectively, the "Delaware Preferred Stock"). The Delaware Preferred Stock will be issuable in Series by action of the New Board of Directors. The New Board of Directors will be authorized, without further action by the stockholders, to fix the designations, powers, preferences and other rights and the qualifications, limitations or restrictions of the unissued Delaware Preferred Stock including shares of Delaware Preferred Stock having preferences and other terms that might discourage takeover attempts by third parties.

         The New Board of Directors will consist of those persons presently serving on the board of directors of Paramco Nevada. The individuals who will serve as executive officers of Paramco Delaware are those who currently serve as executive officers of Paramco Nevada. Such persons and their respective terms of office are set forth below under the caption "Reincorporation in Delaware - Officers and Directors."

         Pursuant to the terms of the Agreement and Plan of Merger, the Merger may be abandoned by the Board of Directors of Paramco Nevada and Paramco Delaware at any time prior to the Effective Date. In addition, the Board of Directors of Paramco Nevada may amend the Agreement and Plan of Merger at any time prior to the Effective Date provided that any amendment made may not, without approval by the Majority Holders, alter or change the amount or kind of Paramco Delaware common stock to be received in exchange for or on conversion of all or any of Paramco Nevada Common Stock, alter or change any term of the Delaware Certificate or alter or change any of the terms and conditions of the Agreement and Plan of Merger if such alteration or change would adversely affect the holders of Paramco Nevada common stock.

How to Exchange Paramco Nevada Certificates for the Paramco Delaware
Certificates

         Enclosed are (i) a form letter of transmittal and (ii) instructions for effecting the surrender of Paramco Nevada Certificates in exchange for Paramco Delaware Certificates. Upon surrender of a Paramco Nevada Certificate for cancellation to Paramco Delaware, together with a duly executed letter of transmittal, the holder of such Paramco Nevada Certificate shall, as soon as practicable following the Effective Date, be entitled to receive in exchange therefor a Paramco Nevada Certificate representing that number of whole shares of Paramco Delaware common stock into which Paramco Nevada Common Stock theretofore represented by Paramco Nevada Certificate so surrendered have been converted in the Merger and Paramco Nevada Certificate so surrendered will be canceled.

         Because of the Reincorporation in Delaware as a result of the Merger, holders of Paramco Nevada Common are not required to exchange their Paramco Nevada Certificates for Paramco Delaware Certificates. Dividends and other distributions declared after the Effective Date with respect to Paramco Delaware common stock and payable to holders of record thereof after the Effective Date will be paid to the holder of any unsurrendered Paramco Nevada Certificate with respect to the shares of Paramco Delaware common stock, which by virtue of the Merger are represented thereby and such holder will be entitled to exercise any right as a holder of Paramco Delaware common stock, until such holder has surrendered Paramco Nevada Certificate.

Capitalization

         The authorized capital of Paramco Nevada, on the Record Date, consisted of 50,000,000 shares of Paramco Nevada common stock, $.001 par value, and 5,000,000 shares of Preferred Stock, $.001 par value. Approximately 7,817,011 shares of Paramco Nevada common stock and 4,031,000 shares of Preferred Stock were designated and 281,000 shares were outstanding. After the Record Date and prior to the date of this Information Statement, 4,677,046 shares of Common Stock were exchanged for 46,770 shares of Series D Convertible Preferred Stock. After the Effective Date of the Reincorporation, the Series D Convertible Preferred Stock automatically converts into 23,385,230 shares of Common Stock. Prior to conversion, the Preferred Stock has the same number of votes as if all shares of Preferred Stock had been converted into Common Stock immediately prior to the taking of the vote. The authorized capital of Paramco Delaware, which will be the authorized capital of Paramco Nevada after the Reincorporation, consists of 100,000,000 shares of Common Stock, par value $.001 per share ("Paramco Delaware common stock") and 10,000,000 shares of preferred stock, $.001 par value per share (collectively, the "Delaware Preferred Stock"). After the Merger and the resulting automatic conversion of the Series D Convertible Preferred Stock, Paramco Delaware will have outstanding approximately 23,699,222 shares of Common Stock. 10,000,000 shares or fifteen percent (15%) of the issued and outstanding shares of Paramco Delaware common stock will be reserved for issuance under the 2003 Directors and Officers Stock Option and Stock Award Plan. Accordingly, on the Effective Date, the New Board of Directors will have available approximately 66,300,778 shares of Common Stock and 5,969,000 shares of Delaware Preferred Stock which are authorized but presently unissued and unreserved, and which will be available for issuance from time to time in connection with, acquisitions of other companies and other corporate purposes. The Reincorporation will not affect total stockholder equity or total capitalization of Paramco Nevada. Series D Convertible Preferred Stock outstanding prior to the Effective Date was issued in exchange for 4,677,046 shares of Paramco Nevada Common Stock.

         The New Board of Directors may in the future authorize, without further stockholder approval, the issuance of such shares of Paramco Delaware common stock or Delaware Preferred Stock to such persons and for such consideration upon such terms as the New Board of Directors determines. Such issuance could result in a significant dilution of the voting rights and, possibly, the stockholders' equity, of then existing stockholders.

         There are no present plans, understandings or agreements, and Paramco Nevada is not engaged in any negotiations that will involve the issuance of the Delaware Preferred Stock to be authorized. However, the New Board of Directors believes it prudent to have shares of Delaware Preferred Stock available for such corporate purposes as the New Board of Directors may from time to time deem necessary and advisable including, without limitation, acquisitions, the raising of additional capital and assurance of flexibility of action in the future.

         It should be recognized that the issuance of additional authorized Paramco Delaware common stock (or Delaware Preferred Stock, the terms and conditions of which including voting and conversion rights, may be set at the discretion of the Board of Directors) may have the effect of deterring or thwarting persons seeking to take control of Paramco Delaware through a tender offer, proxy fight or otherwise or to bring about removal of incumbent management or a corporate transaction such as merger. For example, the issuance of Paramco Delaware common stock or Delaware Preferred Stock could be used to deter or prevent such a change of control through dilution of stock ownership of persons seeking to take control or by rendering a transaction proposed by such persons more difficult.

Significant Changes In Paramco Nevada's Charter and By-laws To Be Implemented By The Reincorporation

         Corporate Name. The Reincorporation will not effect a change in Paramco Nevada's name. The name will remain "Paramco Financial Group, Inc."

         Limitation of Liability. The Delaware Certificate contains a provision limiting or eliminating, with certain exceptions, the liability of directors to Paramco Delaware and its shareholders for monetary damages for breach of their fiduciary duties. The Paramco Nevada Articles contains no similar provision. The Board of Directors believes that such provision will better enable Paramco Delaware to attract and retain as directors responsible individuals with the experience and background required to direct Paramco Delaware's business and affairs. It has become increasingly difficult for corporations to obtain adequate liability insurance to protect directors from personal losses resulting from suits or other proceedings involving them by reason of their service as directors. Such insurance is considered a standard condition of directors' engagement. However, coverage under such insurance is no longer routinely offered by insurers and many traditional insurance carriers have withdrawn from the market. To the extent such insurance is available, the scope of coverage is often restricted, the dollar limits of coverage are substantially reduced and the premiums have risen dramatically.

         At the same time directors have been subject to substantial monetary damage awards in recent years. Traditionally, courts have not held directors to be insurers against losses a corporation may suffer as a consequence of directors' good faith exercise of business judgment, even if, in retrospect the directors' decision was an unfortunate one. In the past, directors have had broad discretion to make decisions on behalf of the corporation under the "business judgment rule." The business judgment rule offers protection to directors who, after reasonable investigation, adopt a course of action that they reasonably and in good faith believe will benefit the corporation, but which ultimately proves to be disadvantageous. Under those circumstances, courts have typically been reluctant to subject directors' business judgments to further scrutiny. Some recent court cases have, however, imposed significant personal liability on directors for failure to exercise an informed business judgment with the result that the potential exposure of directors to monetary damages has increased. Consequently legal proceedings against directors relating to decisions made by directors on behalf of corporations have significantly increased in number, cost of defense and level of damages claimed. Whether or not such an action is meritorious, the cost of defense can be well beyond the personal resources of a director.

         The Delaware General Assembly considered such developments a threat to the quality and stability of the governance of Delaware corporations because of the unwillingness of directors, in many instances, to serve without the protection which insurance traditionally has provided and because of the deterrent effect on entrepreneurial decision making by directors who do serve without the protection of traditional insurance coverage. In response, in 1986 the Delaware General Assembly adopted amendments to the DGCL which permit a corporation to include in its charter a provision to limit or eliminate, with certain exceptions, the Personal liability of Directors to a corporation and its shareholders for monetary damages for breach of their fiduciary duties. Similar charter provisions limiting a director's liability are not permitted under Nevada law.

         The Board of Directors believes that the limitation on directors' liability permitted under Delaware law will assist Paramco Delaware in attracting and retaining qualified directors by limiting directors' exposure to liability. The Reincorporation proposal will implement this limitation on liability of the directors of Paramco Delaware, inasmuch as Article XVI of the Delaware Certificate provides that to the fullest extent that the DGCL now or hereafter permits the limitation or elimination of the liability of directors, no director will be liable to Paramco Delaware or its stockholders for monetary damages for breach of fiduciary duty. Under such provision, Paramco Delaware's directors will not be liable for monetary damages for acts or omissions occurring on or after the Effective Date of the Reincorporation, even if they should fail through negligence or gross negligence, to satisfy their duty of care (which requires directors to exercise informed business judgment in discharging their duties). Article XVI would not limit or eliminate any liability of directors for acts or omissions occurring prior to the Effective Date. As provided under Delaware law, Article XVI cannot eliminate or limit the liability of directors for breaches of their duty of loyalty to Paramco Delaware; acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law, paying a dividend or effecting a stock repurchase or redemption which is illegal under the DGCL, or transactions from which a director derived an improper personal benefit. Further, Article XVI would not affect the availability of equitable remedies, such as an action to enjoin or rescind a transaction involving a breach of a director's duty of care.
Article XVI pertains to breaches of duty by directors acting as directors and not to breaches of duty by directors acting as officers (even if the individual in question is also a director). In addition, Article XVI would not affect a director's liability to third parties or under the federal securities laws.

         Article XVI is worded to incorporate any future statutory revisions limiting directors' liability. It provides, however, that no amendment or repeal of its provision will apply to the liability of a director for any acts or omissions occurring prior to such amendment or repeal, unless such amendment has the affect of further limiting or eliminating such liability.

         Paramco Nevada has not received notice of any lawsuit or other proceeding to which Article XVI might apply. In addition, Article XVI is not being included in the Delaware Certificate in response to any director's resignation or any notice of an intention to resign. Accordingly, Paramco Nevada is not aware of any existing circumstances to which Article XVI might apply. The Board of Directors recognizes that Article XVI may have the effect of reducing the likelihood of derivative litigation against directors, and may discourage or deter stockholders from instituting litigation against directors for breach of their duty of care, even though such an action, if successful, might benefit Paramco Delaware and its shareholders. However, given the difficult environment and potential for incurring liabilities currently facing directors of publicly held corporations, the Board of Directors believes that Article XVI is in the best interests of Paramco Delaware and its stockholders, since it should enhance Paramco Delaware's ability to retain highly qualified directors and reduce a possible deterrent to entrepreneurial decision making. In addition, the Board of Directors believes that Article XVI may have a favorable impact over the long term on the availability, cost, amount and scope of coverage of directors' liability insurance, although there can be no assurance of such an effect.

         Article XVI may be viewed as limiting the rights of stockholders, and the broad scope of the indemnification provisions of Paramco Delaware's could result in increased expense to Paramco Delaware. Paramco Nevada believes, however, that these provisions will provide a better balancing of the legal obligations of, and protections for, directors and will contribute to the quality and stability of Paramco Delaware's governance. The Board of Directors has concluded that the benefit to stockholders of improved corporate governance outweighs any possible adverse effects on stockholders of reducing the exposure of directors to liability and broadening indemnification rights. Because Article XVI deals with the potential liability of directors, the members of the Board of Directors may be deemed to have a personal interest in effecting the Reincorporation.

         Indemnification. The DGCL authorize broad indemnification rights which corporations may provide to their directors, officers and other corporate agents. The NRS also contains broad indemnification provisions. The Delaware Certificate reflects the provisions of Delaware law, as amended, and, as discussed below, provide broad rights to indemnification.

         In recent years, investigations, actions, suits and proceedings, including actions, suits and proceedings by or in the right of a corporation to procure a judgment in its favor (referred to together as "proceedings"), seeking to impose liability on, or involving as witnesses, directors and officers of publicly-held corporations have become increasingly common. Such proceedings are typically very expensive, whatever their eventual outcome. In view of the costs and uncertainties of litigation in general it is often prudent to settle proceedings in which claims against a director or officer are made. Settlement amounts, even if material to the corporation involved and minor compared to the enormous amounts frequently claimed, often exceed the financial resources of most individual defendants. Even in proceedings in which a director or officer is not named as a defendant he may incur substantial expenses and attorneys' fees if he is called as a witness or otherwise becomes involved in the proceeding. Although Paramco Nevada's directors and officers have not incurred any liability or significant expense as a result of any proceeding to date the potential for substantial loss does exist. As a result, an individual may conclude that the potential exposure to the costs and risks of proceedings in which he may become involved may exceed any benefit to him from serving as a director or officer of a public corporation. This is particularly true for directors who are not also officers of the corporation. The increasing difficulty and expense of obtaining directors' and officers' liability insurance discussed above has compounded the problem.

         The broad scope of indemnification now available under Delaware law will permit Paramco Delaware to continue to offer its directors and officers greater protection against these risks. The Board of Directors believes that such protection is reasonable and desirable in order to enhance Paramco Delaware's ability to attract and retain qualified directors as well as to encourage directors to continue to make good faith decisions on behalf of Paramco Delaware with regard to the best interests of Paramco Delaware and its stockholders.

         The Delaware Certificate is quite different from the Paramco Nevada Articles and require indemnification of Paramco Delaware's directors and officers to the fullest extent permitted under applicable law as from time to time in affect, with respect to expenses, liability or loss (including, without limitation, attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) actually and reasonably incurred by any person in connection with any actual or threatened proceeding by reason of the fact that such person is or was a director or officer of Paramco Delaware or is or was serving at the request of Paramco Delaware as a director or officer of another corporation or of a partnership, joint venture; trust, employee benefit plan or other enterprise at the request of Paramco Delaware. The right to indemnification includes the right to receive payment of expenses in advance of the final disposition of such proceeding; consistent with applicable law from time to time in effect; provided, however, that if the DGCL requires the payment of such expenses in advance of the final disposition of a proceeding, payment shall be made only if such person undertakes to repay Paramco Delaware if it is ultimately determined that he or she was not entitled to indemnification. Directors and officers would not be indemnified for lose, liability or expenses incurred in connection with proceedings brought against such persons otherwise than in the capacities in which they serve Paramco Delaware. Under the DGCL Paramco Delaware may, although it has no present intention to do so, by action of the New Board of Directors, provide the same indemnification to its employees, agents, attorneys and representatives as it provides to its directors and officers. The Delaware Certificate provides that such practices are not exclusive of any other rights to which persons seeking indemnification may otherwise be entitled under any agreement or otherwise.


         The Delaware Certificate specifies that the right to indemnification is a contract right. The Delaware Certificate also provides that a person seeking indemnification from Paramco Delaware may bring suit against Paramco Delaware to recover any and all amounts entitled to such person provided that such person has filed a written claim with Paramco Delaware has failed to pay such claim within thirty days of receipt thereof. In addition, Paramco Delaware authorize Paramco Delaware to purchase and maintain indemnity insurance, if it so chooses to guard against future expense.

         The Delaware Certificate provides for payment of all expenses incurred, including those incurred to defend against a threatened proceeding. Additionally, the Delaware Certificate provides that indemnification shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person. The Delaware also provide that to the extent any director or officer who is, by reason of such a position, a witness in any proceeding, he or she shall be indemnified for all reasonable expenses incurred in connection therewith.

         Under Delaware law, as with Nevada law, rights to indemnification and expenses need not be limited to those provided by statute. As a result, under Delaware law and the Delaware Certificate, Paramco Delaware will be permitted to indemnity its directors and officers, within the limits established by law and public policy, pursuant to an express contract, a by-law provision, a stockholder vote or otherwise, any or all of which could provide indemnification rights broader than those currently available under the Paramco Nevada Articles or expressly provided for under Nevada or Delaware law.

         Insofar as the Delaware Certificate provides indemnification to directors or officers for liabilities arising under the Securities Act of 1933, it is the position of the Securities and Exchange Commission that such indemnification would be against public policy as expressed in such statute and, therefore, unenforceable.

         The Board of Directors recognizes that Paramco Delaware may in the future be obligated to incur substantial expense as a result of the indemnification rights conferred under the Delaware Certificate, which are intended to be as broad as possible under applicable law. Because directors of Paramco Delaware may personally benefit from the indemnification provisions of Paramco Delaware, the members of the Board of Directors may be deemed to have a personal interest in the effectuation of the Reincorporation.

Significant Differences Between the Corporation Laws of Nevada and Delaware

         Paramco Nevada is incorporated under the laws of the State of Nevada and Paramco Delaware is incorporated under the laws of the State of Delaware. On consummation of the Merger, the stockholders of Paramco Nevada, whose rights currently are governed by Nevada law and the Paramco Nevada Articles and Paramco Nevada Bylaws, which were created pursuant to Nevada law, will become stockholders of a Delaware company, Paramco Delaware, and their rights as stockholders will then be governed by Delaware law and the Delaware Certificate and the Delaware Bylaws which were created under Delaware law.

         Although the corporate statutes of Nevada and Delaware are similar, certain differences exist. The most significant differences, in the judgment of the management of Paramco Nevada, are summarized below. This summary is not intended to be complete, and stockholders should refer to the General Corporation Law of the State of Delaware (the "DGCL") and the Nevada Business Corporation Act ("Nevada law") to understand how these laws apply to Paramco Nevada and Paramco Delaware.

         Classified Board of Directors. The DGCL permits any Delaware corporation to classify its board of directors into as many as three classes as equally as possible with staggered terms of office. After initial implementation of a classified board, one class will be elected at each annual meeting of the stockholders to serve for a term of one, two or three years (depending upon the number of classes into which directors are classified) or until their successors are elected and take office. Nevada law also permits corporations to classify boards of directors provided that at least one-fourth of the total number of directors is elected annually. Paramco Nevada does not have a classified board, however, Paramco Delaware's board of directors will be classified in connection with the Merger.

         Removal of Directors. With respect to removal of directors, under the Nevada law, any one or all of the directors of a corporation may be removed by the holders of not less than two-thirds of the voting power of a corporation's issued and outstanding stock. Nevada does not distinguish between removal of directors with and without cause. Under the Delaware Law, directors of a corporation without a classified board may be removed with or without cause, by the holders of a majority of shares then entitled to vote in an election of directors.

         Special Meetings of Stockholders. The DGCL permits special meetings of stockholders to be called by the board of directors or by any other person authorized in the certificate of incorporation or bylaws to call a special stockholder meeting. Nevada law does not address the manner in which special meetings of stockholders may be called. Paramco Nevada Bylaws provide that special meetings of the stockholders may be called by the Chief Executive Officer or by Paramco Nevada's board of directors, and must be called by the Chief Executive Officer at the written request of not less than 51% of the issued and outstanding shares of capital stock of Paramco Nevada. The Delaware Certificate and the Delaware Bylaws provide that the Chief Executive Officer or Paramco Delaware's board of directors may call a special meeting of the stockholders, but do not provide that the Chief Executive Officer must call a special meeting of the stockholders if not less than 51% of the issued and outstanding shares of capital stock of Paramco Delaware request in writing.

         The DGCL also provides that if a corporation fails to hold an annual meeting for the election of directors or there is no written consent to elect directors in lieu of an annual meeting taken, in both cases for a period of thirty (30) days after the date designated for the annual meeting, a director or stockholder of the corporation may apply to the Court of Chancery of the State of Delaware to order an annual meeting for the election of directors.

         Cumulative Voting. Cumulative voting for directors entitles stockholders to cast a number of votes that is equal to the number of voting shares held multiplied by the number of directors to be elected. Stockholders may cast all such votes either for one nominee or distribute such votes among up to as many candidates as there are positions to be filled. Cumulative voting may enable a minority stockholder or group of stockholders to elect at least one representative to the board of directors where such stockholders would not otherwise be able to elect any directors.

         Nevada law permits cumulative voting in the election of directors as long as the articles of incorporation provide for cumulative voting and certain procedures for the exercise of cumulative voting are followed. A Delaware corporation may provide for cumulative voting in the corporation's certificate of incorporation. Paramco Nevada opted out of cumulative voting by failing to include a provision granting cumulative voting rights in the Paramco Nevada Articles. Paramco Delaware also did not adopt cumulative voting in that the Delaware Certificate will not provide for cumulative voting in the election of directors.

         Because neither Paramco Nevada or Paramco Delaware utilizes cumulative voting, there will be no difference in stockholders' rights with respect to this issue.

         Vacancies. Under the DGCL, subject to the rights, if any, of any series of preferred stock to elect directors and to fill vacancies on the board of directors, vacancies on the board of directors may be filled by the affirmative vote of a majority of the remaining directors then in office, even if less than a quorum. Any director so appointed will hold office for the remainder of the full term of the class of directors in which the vacancy occurred.

         Similarly, Nevada law provides that vacancies may be filled by a majority of the remaining directors, though less than a quorum, unless the articles of incorporation provide otherwise. Paramco Nevada Bylaws and the Delaware Bylaws address the issue of director vacancies in the same manner. Therefore, the change from Nevada law to Delaware law will not alter stockholders' rights with respect to filling vacancies.

         Indemnification of Officers and Directors and Advancement of Expenses. Delaware and Nevada have substantially similar provisions regarding indemnification by a corporation of its officers, directors, employees and agents. Delaware and Nevada law differ in their provisions for advancement of expenses incurred by an officer or director in defending a civil or criminal action, suit or proceeding. The DGCL provides that expenses incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation. A Delaware corporation has the discretion to decide whether or not to advance expenses, unless its certificate of incorporation or bylaws provides for mandatory advancement. Under Nevada law, the articles of incorporation, bylaws or an agreement made by the corporation may provide that the corporation must pay advancements of expenses in advance of the final disposition of the action, suit or proceedings upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation. Thus, a Nevada corporation may have no discretion to decide whether or not to advance expenses to directors or officers. There will be no difference in stockholders' rights with respect to this issue because the Paramco Nevada Articles and the Delaware Certificate each provide for the mandatory advancement of expenses of directors and officers. In addition, the board of directors of Paramco Delaware will be required to indemnify directors and officers. The board of directors of Paramco Delaware will retain the discretionary authority to authorize the indemnification of employees and agents, subject to certain conditions under the Delaware law.

         Limitation on Personal Liability of Directors. A Delaware corporation is permitted to adopt provisions in its certificate of incorporation limiting or eliminating the liability of a director to a company and its stockholders for monetary damages for breach of fiduciary duty as a director, provided that such liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law or liability to the corporation based on unlawful dividends or distributions or improper personal benefit. The Delaware Certificate will limit the liability of directors to Paramco Delaware to the fullest extent permitted by law.

         While Nevada law has a similar provision permitting the adoption of provisions in the articles of incorporation limiting personal liability, the Nevada provision differs in two respects. First, the Nevada provisions applies to both directors and officers. Second, while the Delaware provision excepts from limitation on liability of breach of the duty of loyalty, the Nevada counterpart does not contain this exception. Thus, the Nevada provision expressly permits a corporation to limit the liability of officers, as well as directors, and permits limitation of liability arising from a breach of the duty of loyalty. The Paramco Nevada Articles limits the personal liability to Paramco Nevada of both directors and officers. The Delaware Certificate adopts a narrower limitation on liability, and officers will therefore remain potentially liable to Paramco Delaware. Paramco Delaware, however, may determine to indemnify such persons in its discretion subject to the conditions of the Delaware law and the Delaware Certificate.

         Dividends. The DGCL is more restrictive than Nevada law with respect to when dividends may be paid. Under the Delaware law, unless further restricted in the certificate of incorporation, a corporation may declare and pay dividends, out of surplus, or if no surplus exists, out of net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year (provided that the amount of capital of the corporation is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets). In addition, the Delaware Law provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation.

         Nevada law provides that no distribution (including dividends on, or redemption or repurchases of, shares of capital stock) may be made if, after giving effect to such distribution, the corporation would not be able to pay its debts as they become due in the usual course of business, or, except as specifically permitted by the articles of incorporation, the corporation's total assets would be less than the sum of its total liabilities plus the amount that would be needed at the time of a dissolution to satisfy the preferential rights of preferred stockholders.

         Restrictions on Business Combinations. Both the DGCL and Nevada law contain provisions restricting the ability of a corporation to engage in business combinations with an interested stockholder. Under the DGCL, a corporation which is listed on a national securities exchange, included for quotation on the Nasdaq Stock Market or held of record by more than 2,000 stockholders, is not permitted to engage in a business combination with any interested stockholder for a three-year period following the time such stockholder became an interested stockholder, unless (i) the transaction resulting in a person becoming an interested stockholder, or the business combination, is approved by the board of directors of the corporation before the person becomes an interested stockholder; (ii) the interested stockholder acquires 85% or more of the outstanding voting stock of the corporation in the same transaction that makes it an interested stockholder (excluding shares owned by persons who are both officers and directors of the corporation, and shares held by certain employee stock ownership plans); or (iii) on or after the date the person becomes an interested stockholder, the business combination is approved by the corporation's board of directors and by the holders of at least 66 2/3% of the corporation's outstanding voting stock at an annual or special meeting (and not by written consent), excluding shares owned by the interested stockholder. The DGCL defines "interested stockholder" generally as a person who owns 15% or more of the outstanding shares of a corporation's voting stock.

         Nevada law regulates business combinations more stringently. First, an "interested stockholder" is defined as a beneficial owner (directly or indirectly) of ten percent (10%) or more of the voting power of the outstanding shares of the corporation. Second, the three-year moratorium can be lifted only by advance approval by a corporation's board of directors. Finally, after the three-year period, combinations with "interested stockholders" remain prohibited unless (i) they are approved by the board of directors, the disinterested stockholders or a majority of the outstanding voting power not beneficially owned by the interested party, or (ii) the interested stockholders satisfy certain fair value requirements. As in Delaware, a Nevada corporation may opt-out of the statute with appropriate provisions in its articles of incorporation.

         Neither Paramco Nevada, nor Paramco Delaware have opted out of the applicable statutes with appropriate provisions of the Paramco Nevada Articles or the Delaware Certificate.

         Amendment to Articles of Incorporation/Certificate of Incorporation or Bylaws. In general, both the DGCL and Nevada law require the approval of the holders of a majority of all outstanding shares entitled to vote to approve proposed amendments to a corporation's certificate/articles of incorporation. Both the DGCL and Nevada law also provide that in addition to the vote above, the vote of a majority of the outstanding shares of a class may be required to amend the certificate of incorporation or articles of incorporation. Neither state requires stockholder approval for the board of directors of a corporation to fix the voting powers, designation, preferences, limitations, restrictions and rights of a class of stock provided that the corporation's organizational documents grant such power to its board of directors. Both Nevada law and the DGCL permit, in general, the number of authorized shares of any such class of stock to be increased or decreased (but not below the number of shares then outstanding) by the board of directors unless otherwise provided in the articles of incorporation or resolution adopted pursuant to the certificate of incorporation, respectively.

         Actions by Written Consent of Stockholders. Nevada law and the DGCL each provide that, unless the articles/certificate of incorporation provides otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take such action at a meeting consents to the action in writing. In addition, the DGCL requires the corporation to give prompt notice of the taking of corporate action without a meeting by less than unanimous written consent to those stockholders who did not consent in writing. the Paramco Nevada Articles do not limit stockholder action by written consent. By contrast, however, the Delaware Certificate does limit stockholder action by written consent. Pursuant to the Delaware Certificate, the stockholders of Paramco Delaware will be unable to act by written consent in lieu of a meeting unless the action proposed to be taken, and the taking of the action by written consent, are approved in advance by the board of directors of Paramco Delaware.

         Stockholder Vote for Mergers and Other Corporation Reorganizations. In general, both jurisdictions require authorization by an absolute majority of outstanding shares entitled to vote, as well as approval by the board of directors, with respect to the terms of a merger or a sale of substantially all of the assets of the corporation. The DGCL does not require a stockholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if: (a) the merger agreement does not amend the existing certificate of incorporation; (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger; and (c) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed twenty percent (20%) of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger. Nevada law does not require a stockholder vote of the surviving corporation in a merger under substantially similar circumstances.

Defenses Against Hostile Takeovers

         Introduction. While the following discussion summarizes the reasons for, and the operation and effects of, certain provisions of Paramco Delaware Certificate of Incorporation which management has identified as potentially having an anti-takeover effect, it is not intended to be a complete description of all potential anti-takeover effects, and it is qualified in its entirety by reference to Paramco Delaware Certificate of Incorporation and Bylaws.

         In general, the anti-takeover provisions of Paramco Delaware Certificate of Incorporation are designed to minimize susceptibility to sudden acquisitions of control which have not been negotiated with and approved by Paramco Delaware Board of Directors. As a result, these provisions may tend to make it more difficult to remove the incumbent members of the Board of Directors. The provisions would not prohibit an acquisition of control of Paramco Delaware or a tender offer for all of Paramco Delaware's capital stock. The provisions are designed to discourage any tender offer or other attempt to gain control of Paramco Delaware in a transaction that is not approved by the Board of Directors, by making it more difficult for a person or group to obtain control of Paramco Delaware in a short time and then impose its will on the remaining stockholders. However, to the extent these provisions successfully discourage the acquisition of control of Paramco Delaware or tender offers for all or part of Paramco Delaware's capital stock without approval of the Board of Directors, they may have the effect of preventing an acquisition or tender offer which might be viewed by stockholders to be in their best interests.

         Tender offers or other non-open market acquisitions of stock are usually made at prices above the prevailing market price of a Paramco Delaware's stock. In addition, acquisitions of stock by persons attempting to acquire control through market purchases may cause the market price of the stock to reach levels which are higher than would otherwise be the case. Anti-takeover provisions may discourage such purchases, particularly those of less than all of Paramco Delaware stock, and may thereby deprive stockholders of an opportunity to sell their stock at a temporarily higher price. These provisions may therefore decrease the likelihood that a tender offer will be made, and, if made, will be successful. As a result, the provisions may adversely affect those stockholders who would desire to participate in a tender offer. These provisions may also serve to insulate incumbent management from change and to discourage not only sudden or hostile takeover attempts, but any attempts to acquire control which are not approved by the Board of Directors, whether or not stockholders deem such transactions to be in their best interests.

         Authorized Shares of Capital Stock. Paramco Delaware Certificate of Incorporation authorizes the issuance of up to 10,000,000 shares of serial preferred stock. Shares of Paramco Delaware's serial preferred stock with voting rights could be issued and would then represent an additional class of stock required to approve any proposed acquisition. This preferred stock, together with authorized but unissued shares of Common Stock (the Certificate of Incorporation authorizes the issuance of up to 100,000,000 shares), could represent additional capital stock required to be purchased by an acquiror. Issuance of such additional shares may dilute the voting interest of Paramco Delaware's stockholders. If the Board of Directors of Paramco Delaware determined to issue an additional class of voting preferred stock to a person opposed to a proposed acquisition, such person might be able to prevent the acquisition single-handedly.

         Stockholder Meetings. Delaware law provides that the annual stockholder meeting may be called by a corporation's board of directors or by such person or persons as may be authorized by a corporation's certificate of incorporation or bylaws. Paramco Delaware Certificate of Incorporation provides that annual stockholder meetings may be called only by Paramco Delaware's Board of Directors or a duly designated committee of the Board. Although Paramco Delaware believes that this provision will discourage stockholder attempts to disrupt the business of Paramco Delaware between annual meetings, its effect may be to deter hostile takeovers by making it more difficult for a person or entity to obtain immediate control of Paramco Delaware between one annual meeting as a forum to address certain other matters and discourage takeovers which are desired by the stockholders. Paramco Delaware's Certificate of Incorporation also provide that stockholder action may be taken only at a special or annual stockholder meeting and not by written consent.

         Classified Board of Directors and Removal of Directors. Paramco Delaware's Certificate of Incorporation provides that the Board of Directors is to be divided into three classes which shall be as nearly equal in number as possible. The directors in each class serve for terms of three years, with the terms of one class expiring each year. Each class currently consists of approximately one-third of the number of directors. Each director will serve until his successor is elected and qualified.

         A classified Board of Directors could make it more difficult for stockholders, including those holding a majority of Paramco Delaware's outstanding stock, to force an immediate change in the composition of a majority of the Board of Directors. Since the terms of only one-third of the incumbent directors expire each year, it requires at least two annual elections for the stockholders to change a majority, whereas a majority of a non-classified Board may be changed in one year. In the absence of the provisions of Paramco Delaware's Certificate of Incorporation classifying the Board, all of the directors would be elected each year. The provision for a staggered Board of Directors affects every election of directors and is not triggered by the occurrence of a particular event such as a hostile takeover. Thus a staggered Board of Directors makes it more difficult for stockholders to change the majority of directors even when the reason for the change would be unrelated to a takeover.

         Paramco Delaware's Certificate of Incorporation provides that a director may not be removed except for cause by the affirmative vote of the holders of a majority of the outstanding shares of capital stock entitled to vote at an election of directors. This provision may, under certain circumstances, impede the removal of a director and thus preclude the acquisition of control of Paramco Delaware through the removal of existing directors and the election of nominees to fill in the newly created vacancies.

         Restriction of Maximum Number of Directors and Filling Vacancies on the Board of Directors. Delaware law requires that the board of directors of a corporation consist of one or more members and that the number of directors shall be set by the corporation's bylaws, unless it is set by the corporation's articles of incorporation. Paramco Delaware's Certificate of Incorporation provides that the number of directors (exclusive of directors, if any, to be elected by the holders of preferred stock) shall not be less than one or more than 15, as shall be provided from time to time in accordance with the Bylaws. The power to determine the number of directors within these numerical limitations and the power to fill vacancies, whether occurring by reason of an increase in the number of directors or by resignation, is vested in the Board of Directors. The overall effect of such provisions may be to prevent a person or entity from quickly acquiring control of Paramco Delaware through an increase in the number of the directors and election of nominees to fill the newly created vacancies and thus allow existing management to continue in office.

         Stockholder Vote Required to Approve Business Combinations with Related Persons. Paramco Delaware's Certificate of Incorporation generally requires the approval of the holders of a majority of the outstanding voting stock (and any class or series entitled to vote separately), and a majority of the outstanding stock not beneficially owned by a related person (as defined) (up to a maximum requirement of 85% of the outstanding voting stock), to approve business combinations (as defined) involving the related person, except in cases where the business combination has been approved in advance by two-thirds of those members of the Board of Directors who were directors prior to the time when the related person became a related person. Under Delaware law, absent these provisions, business combinations generally, including mergers, consolidations and sales of substantially all of the assets must, subject to certain exceptions, be approved by the vote of the holders of a majority of the outstanding voting stock. One exception under Delaware law to the majority approval requirement applies to business combinations (as defined) involving stockholders owning 15% of the outstanding voting stock of a corporation for less than three years. In order to obtain stockholder approval of a business combination with such a related person, the holders of two-thirds of the outstanding voting stock, excluding the stock owned by the 15% stockholder, must approve the transaction. Alternatively, the 15% stockholder must satisfy other requirements under Delaware law relating to (i) the percentage of stock acquired by such person in the transaction which resulted in such person's ownership becoming subject to the law, or (ii) approval of the board of directors of such person's acquisition of the stock of the Delaware corporation. Delaware law does not contain price criteria. The supermajority stockholder vote requirements under Delaware law may have the effect of foreclosing mergers and other business combinations which the holders of a majority of the stock deem desirable and place the power to prevent such a transaction in the hands of a minority of the stockholders

         Under Delaware law, there is no cumulative voting by stockholders for the election of the directors. The absence of cumulative voting rights effectively means that the holders of a majority of the stock voted at a stockholder meeting may, if they so choose, elect all directors of Paramco Delaware, thus precluding a small group of stockholders from controlling the election of one or more representatives to the Board of Directors.

         Advance Notice Requirements for Nomination of Directors and Proposal of New Business at Annual Stockholder Meetings. Paramco Delaware's Certificate of Incorporation generally provide that any stockholder desiring to make a nomination for the election of directors or a proposal for new business at a stockholder meeting must submit written notice not less than 30 or more than 60 days in advance of the meeting. This advance notice requirement may give management time to solicit its own proxies in an attempt to defeat any dissident slate of nominations, should management determine that doing so is in the best interests of stockholders generally. Similarly, adequate advance notice of stockholder proposals will give management time to study such proposals and to determine whether to recommend to the stockholders that such proposals be adopted. In certain instances, such provisions could make it more difficult to oppose management's nominees or proposals, even if the stockholders believe such nominees or proposals are in their interests. Making the period for nomination of directors and introducing new business a period not less than 10 days prior to notice of a stockholder meeting may tend to discourage persons from bringing up matters disclosed in the proxy materials furnished to the stockholders and could inhibit the ability of stockholders to bring up new business in response to recent developments.

         Limitations on Acquisitions of Capital Stock. Paramco Delaware's Certificate of Incorporation generally provide that if any person were to acquire beneficial ownership of more than 20% of any class of outstanding Common Stock, each vote in excess of 20% would be reduced to one-hundredth of a vote, with the reduction allocated proportionately among the record holders of the stock beneficially owned by the acquiring person. The limitation on voting rights of shares beneficially owned in excess of 20% of the outstanding Common Stock, would discourage stockholders from acquiring a substantial percentage of stock in the open market, without disclosing their intentions, prior to approaching management to negotiate an acquisition of the remaining stock. The effect of these provisions is to require amendment of the Articles of Incorporation, which requires Board approval, before a stockholder can acquire a large block of the Common Stock. As a result, these provisions may deter takeovers by potential acquirors who would have acquired a large holding before making an offer for the remaining stock, even though the eventual takeover offer might have been on terms favorable to the remaining stockholders.

Officers and Directors

         Upon the Effective Date the present officers and directors of Paramco Nevada will continue to be the officers and directors of Paramco Delaware. This will result in the following persons serving in the following capacities until the first annual meeting after the specified number of years and until their respective successors are elected and qualified:

                  NAME                               AGE               POSITION
                  Douglas G. Gregg                   60                Chairman of the Board and Chief Executive Officer
                  Paul S. Sidey                      45                President and Director
                  Terrence Riely                     59                Secretary, Acting Treasurer, Acting Chief Financial Officer,
                                                                       Acting Principal Accounting Officer and Director

         Douglas G. Gregg is Chairman of the Board and Chief Executive Officer of Paramco Nevada. Mr. Gregg has been actively involved in the corporate finance and commercial equipment leasing industries for the past thirty years.

         During the 1960s and 1970s, Mr. Gregg held significant and pertinent management positions with 3M Company, St. Paul, Minnesota, Prentice Hall Corporation, Englewood Cliffs, New Jersey and Technicolor Corporation, Costa Mesa, California. In the mid 1970s, Mr. Gregg became a founder and principal in Jaegger Leasing Corporation in Denver, Colorado. That company served as a commercial finance holding company specializing in the financing of commercial equipment leasing transactions and the management of company owned industrial banks. Following its sale in the late 1970s, Mr. Gregg formed Prime Financial Corporation where he served the needs of clients seeking asset based financing and developed leveraged lease transactions.

         In the beginning of the 1980s, Mr. Gregg formed Inter-Continental Capital Corporation. That company was established for the purpose of, and was actively involved in, the development and sale of syndicated financing programs to the oil and gas, real estate and cattle industries. Following the Tax Reform Act of 1986, Mr. Gregg changed the direction of Paramco Nevada through the organization of a specialized bonding business which he subsequently merged as a subsidiary operation into a publicly traded insurance company. As an officer of that company he established and directed the underwriting of surety bonds for Federal Government Construction Projects.

         In the late 1980s, Mr. Gregg formed Preferred Holding Group Incorporated, a corporate financial services firm specializing in the development and placement of private debt and equity projects and commercial equipment leasing transactions. In 1997, following a successful track record, Paramco Nevada was acquired and restructured as a wholly owned subsidiary of a publicly traded mortgage banking firm to serve as a captive commercial finance arm for that firm. There, he served as the President of Paramco Nevada, directly raising debt and equity capital for the parent company and overseeing the commercial equipment leasing operations of the subsidiary.

         In mid 1999, Mr. Gregg reactivated Paramount Financial Group, Inc., a corporation he formed in 1996. Paramount Financial Group was formed to serve as a Corporate Financial Services Firm focusing on the development and placement of private debt and equity projects and commercial equipment leasing transactions and to serve as a focal point, and entity, for the collaborative efforts of Paramount and its key industry partners. In late 2001, Mr. Gregg announced plans to vertically expand the business of Paramco Nevada into the mortgage brokerage and mortgage banking business, to develop and operate a real estate investment trust (REIT) and to take Paramco Nevada public through the reverse merger process. These plans began in earnest in early 2002.

         Mr. Gregg's efforts have resulted in Paramco Nevada achieving its expansion goals to date, resulting in the formation of two wholly owned subsidiaries, Paramco Mortgage Corporation (Paramco Nevada's Mortgage Brokerage arm) and Paramco Investments, Inc. (Paramco Nevada's Real Estate Investment Trust). In addition, Paramco Nevada achieved its goal of becoming publicly traded following the Principals successful bid, on July 16, 2002, to gain control of an existing public company, Prestige Group.Net, Inc. Prestige Group.Net, Inc. was incorporated in the State of Nevada on July 13, 1999. That company went public in April of 2001. Paramount and its subsidiaries were reverse merged into the public entity in August of 2002 and both companies were renamed to Paramco Financial Group, Inc.

         Paul S. Sidey is President and a Director of Paramco Nevada. Mr. Sidey has over twenty years of experience in the fields of investment banking, mortgage banking and the commercial insurance industry.

         During the 1980s and 1990s, Mr. Sidey served in various management positions with First National Bank of Denver, several well respected regional securities firms, served as a fund manager for a national reinsurance company and directed the operations of a publicly traded mortgage company that he helped to fund.

         In the beginning of 1996, Mr. Sidey helped form a local mortgage retail operation, directing it's operations and helped in its funding activities to become a mortgage bank with it's own warehouse line. He also helped in identifying and acquiring a Denver based regional mortgage warehouse banking company and then taking the combined company public.

         In late 1998, Mr. Sidey worked as an account representative for StoneCreek Funding Corp., a Denver Colorado based mortgage Warehouse Company specializing in sub-prime lending along with a retail mortgage operation.

         In 1999, Mr. Sidey joined Paramount Financial Group, Inc. as a consultant. Paramount served as a corporate financial services firm focusing on the development and placement of debt and equity projects and commercial equipment leasing transactions. Because of Mr. Sidey's experience, he helped Paramount expand into the residential mortgage business.

         In February of 2001, Mr. Sidey became an officer of Paramount Financial Group, Inc. He has assisted in Paramco Nevada achieving its expansion goals to date, resulting in the formation of the two wholly owned subsidiaries, Paramco Mortgage Corporation and Paramco Investments, Inc. As a result of Mr. Sidey's activities, he has significant experience in developing investor networks, arranging financial public relations, managing fund accounts, structuring and arranging mergers, placing blocks of securities, developing investment strategies and overseeing the placement and funding of mortgage transactions.

         Terrence Riely is Secretary, Acting Treasurer, Acting Chief Financial Officer, Acting Principal Accounting Officer and a Director of Paramco Nevada. Mr. Riely has been in the financial services business in San Antonio since 1981. He has been a Certified Financial Planner since 1986 and has owned, operated and later sold a NASD Broker/Dealer Firm, Terry Riely and Associates. He founded Woodlands S.A. Financial Services, Inc. in 1995 with Michael Goodlett, Sr. and sold Paramco Nevada to Paramco Nevada in 2003.

         Mr. Riely was a founding member and past President of the Rotary Club of Leon Valley (a San Antonio suburb). He was also a Board Member and President of both the San Antonio Bridge League and District 16 of the American Contract Bridge League.

Compensation of Executive Officers

         No compensation has been awarded to, earned by or paid to Paramco Nevada's chief executive officer or any other executive officer at any time during the fiscal year ended December 31, 2002.

Federal Income Tax Consequences of the Reincorporation

         Paramco Nevada believes that for federal income tax purposes no gain or loss will be recognized by Paramco Nevada, Paramco Delaware or the shareholders of Paramco Nevada who receive Paramco Delaware common stock or Delaware Preferred Stock for their Paramco Nevada common stock or Company Preferred Stock in connection with the Reincorporation. The adjusted tax basis of each whole share of Paramco Delaware common stock or Delaware Preferred Stock received by a shareholder of Paramco Nevada as a result of the Reincorporation will be the same as the shareholder's aggregate adjusted tax basis in the shares of Paramco Nevada common stock or Company Preferred Stock converted into such shares of Paramco Delaware common stock or Delaware Preferred Stock. A shareholder who holds Paramco Nevada common stock or Company Preferred Stock will include in his holding period for the Paramco Delaware common stock or Delaware Preferred Stock that he receives as a result of the Reincorporation his holding period for Paramco Nevada Common Stock or Company Preferred Stock converted into such Paramco Delaware common stock or Delaware Preferred Stock.

         Because of the complexity of the capital gains and loss provisions of the Internal Revenue Code of 1986 and because of the uniqueness of each individuals capital gain or loss situation, shareholders contemplating exercising statutory appraisal rights should consult their own tax advisor regarding the federal income tax consequences of exercising such rights. State, local or foreign income tax consequences to shareholders may vary from the federal income tax consequences described above, and SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISOR AS TO THE CONSEQUENCES TO THEM OF THE REINCORPORATION UNDER ALL APPLICABLE TAX LAWS.


                  2003 Directors, Officers and Consultants Stock
                   Option, Stock Warrant and Stock Award Plan

         The Board of Directors of Paramco Nevada has approved and the Majority Holders, who following the Merger and Reincorporation will own a majority of the outstanding voting stock of Paramco Delaware, have indicated their intention to, immediately following the Effective Date, approve and adopt by written consent, the 2003 Directors, Officers and Consultants Stock Option, Stock Warrant and Stock Award Plan. The purpose of the Plan is to maintain the ability of Paramco Delaware and its subsidiaries to attract and retain highly qualified and experienced directors, officers and consultants and to give such directors, officers and consultants a continued proprietary interest in the success of Paramco Delaware and its subsidiaries. The following description of the Plan is qualified by the Plan itself, attached hereto as Exhibit "C."

General Provisions of the Plan

         The purpose of the 2003 Directors, Officers and Consultants Stock Option, Stock Warrant and Stock Award Plan ("Plan") is to maintain the ability of Paramco Nevada and its subsidiaries to attract and retain highly qualified and experienced directors, employees and consultants and to give such directors, employees and consultants a continued proprietary interest in the success of Paramco Nevada and its subsidiaries. In addition the Plan is intended to encourage ownership of common stock, $.001 par value ("Common Stock"), of Paramco Nevada by the directors, employees and consultants of Paramco Nevada and its Affiliates (as defined below) and to provide increased incentive for such persons to render services and to exert maximum effort for the success of Paramco Nevada's business. The Plan provides eligible employees and consultants the opportunity to participate in the enhancement of shareholder value by the grants of warrants, options, restricted common or convertible preferred stock, unrestricted common or convertible preferred stock and other awards under the Plan and to have their bonuses and/or consulting fees payable in warrants, restricted common or convertible preferred stock, unrestricted common or convertible preferred stock and other awards, or any combination thereof. In addition, Paramco Nevada expects that the Plan will further strengthen the identification of the directors, employees and consultants with the stockholders. Certain options and warrants to be granted under the Plan are intended to qualify as Incentive Stock Options ("ISOs") pursuant to Section 422 of the Internal Revenue Code of 1986, as amended ("Code"), while other options and warrants and preferred stock granted under the Plan will be nonqualified options or warrants which are not intended to qualify as ISOs ("Nonqualified Options"), either or both as provided in the agreements evidencing the options or warrants described and shares of preferred stock. Employees, consultants and directors who participate or become eligible to participate in the Plan from time to time are referred to collectively herein as "Participants". As used in the Plan, the term "Affiliates" means any "parent corporation" of Paramco Nevada and any "subsidiary corporation" of Paramco Nevada within the meaning of Code Sections 424(e) and (f), respectively.

         The Plan shall be administered by the Board of Directors of Paramco Nevada (the "Board"). When acting in such capacity the Board is herein referred to as the "Committee," which shall also designate the Chairman of the Committee. If Paramco Nevada is governed by Rule 16b-3 promulgated by the Securities and Exchange Commission ("Commission") pursuant to the Securities Exchange Act of 1934, as amended ("Exchange Act"), no director shall serve as a member of the Committee unless he or she is a "disinterested person" within the meaning of such Rule 16b-3.

Stock Options

         The Committee shall have sole and absolute discretionary authority (i) to determine, authorize, and designate those persons pursuant to the Plan who are to receive warrants, options, restricted common or convertible preferred stock, or unrestricted common or convertible preferred stock under the Plan,
(ii) to determine the number of shares of Common Stock to be covered by such grant or such options or warrants and the terms thereof, (iii) to determine the type of Common Stock granted: restricted common or convertible preferred stock, unrestricted common or convertible preferred stock or a combination of restricted and unrestricted common or convertible preferred stock, and (iv) to determine the type of option or warrant granted: ISO, Nonqualified Option or a combination of ISO and Nonqualified Options. The Committee shall thereupon grant options or warrants in accordance with such determinations as evidenced by a written option or warrant agreement. Subject to the express provisions of the Plan, the Committee shall have discretionary authority to prescribe, amend and rescind rules and regulations relating to the Plan, to interpret the Plan, to prescribe and amend the terms of the option or warrant agreements (which need not be identical) and to make all other determinations deemed necessary or advisable for the administration of the Plan.

         The aggregate fair market value (determined in accordance with the Plan at the time the option or warrant is granted) of the Common Stock with respect to which ISOs may be exercisable for the first time by any Participant during any calendar year under all such plans of Paramco Nevada and its Affiliates shall not exceed $1,000,000.

         The Committee shall promptly notify the Participant of the option or warrant grant and a written agreement shall promptly be executed and delivered by and on behalf of Paramco Nevada and the Participant, provided that the option or warrant grant shall expire if a written agreement is not signed by said Participant (or his agent or attorney) and returned to Paramco Nevada within 60 days from date of receipt by the Participant of such agreement. The date of grant shall be the date the option or warrant is actually granted by the Committee, even though the written agreement may be executed and delivered by Paramco Nevada and the Participant after that date. Each option or warrant agreement shall specify the period for which the option or warrant thereunder is granted (which in no event shall exceed ten years from the date of grant) and shall provide that the option or warrant shall expire at the end of such period. If the original term of an option or warrant is less than ten years from the date of grant, the option or warrant may be amended prior to its expiration, with the approval of the Committee and the Participant, to extend the term so that the term as amended is not more than ten years from the date of grant. However, in the case of an ISO granted to an individual who, at the time of grant, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of Paramco Nevada or its Affiliate ("Ten Percent Stockholder"), such period shall not exceed five years from the date of grant.

         The purchase price of each share of Common Stock subject to each option or warrant granted pursuant to the Plan shall be determined by the Committee at the time the option or warrant is granted and, in the case of ISOs, shall not be less than 100% of the fair market value of a share of Common Stock on the date the option or warrant is granted, as determined by the Committee. In the case of an ISO granted to a Ten Percent Stockholder, the option or warrant price shall not be less than 110% of the fair market value of a share of Common Stock on the date the option or warrant is granted. The purchase price of each share of Common Stock subject to a Nonqualified Option or Warrant under the Plan shall be determined by the Committee prior to granting the option or warrant. The Committee shall set the purchase price for each share subject to a Nonqualified Option or Warrant at either the fair market value of each share on the date the option or warrant is granted, or at such other price as the Committee in its sole discretion shall determine.

         At the time a determination of the fair market value of a share of Common Stock is required to be made hereunder, the determination of its fair market value shall be made by the Committee in such manner as it deems appropriate.

Restricted Stock

         Awards of restricted stock under the Plan shall be subject to all the applicable provisions of the Plan, including the following terms and conditions, and to such other terms and conditions not inconsistent therewith, as the Committee shall determine:

         (a) Awards of restricted stock may be in addition to or in lieu of option or warrant grants. Awards may be conditioned on the attainment of particular performance goals based on criteria established by the Committee at the time of each award of restricted stock. During a period set forth in the agreement (the "Restriction Period"), the recipient shall not be permitted to sell, transfer, pledge, or otherwise encumber the shares of restricted stock; except that such shares may be used, if the agreement permits, to pay the option or warrant price pursuant to any option or warrant granted under the Plan, provided an equal number of shares delivered to the Participant shall carry the same restrictions as the shares so used. Shares of restricted stock shall become free of all restrictions if during the Restriction Period, (i) the recipient dies, (ii) the recipient's directorship, employment, or consultancy terminates by reason of permanent disability, as determined by the Committee, (iii) the recipient retires after attaining both 59 1/2 years of age and five years of continuous service with Paramco Nevada and/or a division or subsidiary, or (iv) if provided in the agreement, there is a "change in control" of Paramco Nevada (as defined in such agreement). The Committee may require medical evidence of permanent disability, including medical examinations by physicians selected by it. Unless and to the extent otherwise provided in the agreement, shares of restricted stock shall be forfeited and revert to Paramco Nevada upon the recipient's termination of directorship, employment or consultancy during the Restriction Period for any reason other than death, permanent disability, as determined by the Committee, retirement after attaining both 59 1/2 years of age and five years of continuous service with Paramco Nevada and/or a subsidiary or division, or, to the extent provided in the agreement, a "change in control" of Paramco Nevada (as defined in such agreement), except to the extent the Committee, in its sole discretion, finds that such forfeiture might not be in the best interests of Paramco Nevada and, therefore, waives all or part of the application of this provision to the restricted stock held by such recipient. Certificates for restricted stock shall be registered in the name of the recipient but shall be imprinted with the appropriate legend and returned to Paramco Nevada by the recipient, together with a stock power endorsed in blank by the recipient. The recipient shall be entitled to vote shares of restricted stock and shall be entitled to all dividends paid thereon, except that dividends paid in Common Stock or other property shall also be subject to the same restrictions.

         (b) Restricted Stock shall become free of the foregoing restrictions upon expiration of the applicable Restriction Period and Paramco Nevada shall then deliver to the recipient Common Stock certificates evidencing such stock. Restricted stock and any Common Stock received upon the expiration of the restriction period shall be subject to such other transfer restrictions and/or legend requirements as are specified in the applicable agreement.

Bonuses and Past Salaries and Fees Payable in Unrestricted Stock

         (a) In lieu of cash bonuses otherwise payable under Paramco Nevada's or applicable division's or subsidiary's compensation practices to employees and consultants eligible to participate in the Plan, the Committee, in its sole discretion, may determine that such bonuses shall be payable in unrestricted Common Stock or partly in unrestricted Common Stock and partly in cash. Such bonuses shall be in consideration of services previously performed and as an incentive toward future services and shall consist of shares of unrestricted Common Stock subject to such terms as the Committee may determine in its sole discretion. The number of shares of unrestricted Common Stock payable in lieu of a bonus otherwise payable shall be determined by dividing such bonus amount by the fair market value of one share of Common Stock on the date the bonus is payable, with fair market value determined as of such date.

         (b) In lieu of salaries and fees otherwise payable by Paramco Nevada to employees, attorneys and consultants eligible to participate in the Plan that were incurred for services rendered during, prior or after the year of 2003, the Committee, in its sole discretion, may determine that such unpaid salaries and fees shall be payable in unrestricted Common Stock or partly in unrestricted Common Stock and partly in cash. Such awards shall be in consideration of services previously performed and as an incentive toward future services and shall consist of shares of unrestricted Common Stock subject to such terms as the Committee may determine in its sole discretion. The number of shares of unrestricted Common Stock payable in lieu of a salaries and fees otherwise payable shall be determined by dividing each calendar month's of unpaid salary or fee amount by the average trading value of the Common Stock for the calendar month during which the subject services were provided.

Relinquishment of Options

         The Committee, in granting options or warrants hereunder, shall have discretion to determine whether or not options or warrants shall include a right of relinquishment as hereinafter provided. The Committee shall also have discretion to determine whether an option or warrant agreement evidencing an option or warrant initially granted by the Committee without a right of relinquishment shall be amended or supplemented to include such a right of relinquishment. Neither the Committee nor Paramco Nevada shall be under any obligation or incur any liability to any person by reason of the Committee's refusal to grant or include a right of relinquishment in any option or warrant granted hereunder or in any option or warrant agreement evidencing the same. Subject to the Committee's determination in any case that the grant by it of a right of relinquishment is consistent, any option or warrant granted under the Plan, and the option or warrant agreement evidencing such option or warrant, may provide.

         The Committee shall have sole discretion to consent to or disapprove, and neither the Committee nor Paramco Nevada shall be under any liability by reason of the Committee's disapproval of, any election by a holder of preferred stock to relinquish such preferred stock in whole or in part as provided in Paragraph 7(a), except that no such consent to or approval of a relinquishment shall be required under the following circumstances. Each Participant who is subject to the short-swing profits recapture provisions of Section 16(b) of the Exchange Act ("Covered Participant") shall not be entitled to receive shares of Common Stock when options or warrants are relinquished during any window period commencing on the third business day following Paramco Nevada's release of a quarterly or annual summary statement of sales and earnings and ending on the twelfth business day following such release ("Window Period"). A Covered Participant shall be entitled to receive shares of Common Stock upon the relinquishment of options or warrants outside a Window Period.

         No right of relinquishment may be exercised after the initial award of any option or warrant containing, or the amendment or supplementation of any existing option or warrant agreement adding the right of relinquishment, unless such right of relinquishment is effective upon the Participant's death, disability or termination of his relationship with Paramco Nevada for a reason other than "for cause."

Grant of Convertible Preferred Stock

         The Committee shall have sole and absolute discretionary authority (i) to determine, authorize, and designate those persons pursuant to the Plan who are to receive restricted preferred stock, or unrestricted preferred stock under the Plan, and (ii) to determine the number of shares of Common Stock to be issued upon conversion of such shares of preferred stock and the terms thereof. The Committee shall thereupon grant shares of preferred stock in accordance with such determinations as evidenced by a written preferred stock designation. Subject to the express provisions of the Plan, the Committee shall have discretionary authority to prescribe, amend and rescind rules and regulations relating to the Plan, to interpret the Plan, to prescribe and amend the terms of the preferred stock designation (which need not be identical) and to make all other determinations deemed necessary or advisable for the administration of the Plan.

         Each series of preferred stock granted under the Plan shall be evidenced by a designation in the form for filing with the Secretary of State of the state of incorporation of Paramco Nevada, containing such terms as approved by the Committee, which shall be subject to the following express terms and conditions and to such other terms and conditions as the Committee may deem appropriate:

                  (i) The number of shares of Common Stock issuable upon conversion of each share of preferred stock granted pursuant to the Plan shall be determined by the Committee at the time the preferred stock is granted. The conversion ration may be determined by reference to the fair market value of each share of Common Stock on the date the preferred stock is granted, or at such other price as the Committee in its sole discretion shall determine.

                  (ii) The Committee may provide in the preferred stock agreement that an preferred stock may be converted in whole, immediately, or is to be convertible in increments. In addition, the Committee may provide that the conversion of all or part of an preferred stock is subject to specified performance by the Participant.

                  (iii) Shares of preferred stock shall be converted in the manner specified in the preferred stock designation. The notice of conversion shall specify the address to which the certificates for such shares are to be mailed. A Participant shall be deemed to be a stockholder with respect to shares covered by preferred stock on the date specified in the preferred stock agreement . As promptly as practicable, Paramco Nevada shall deliver to the Participant or other holder of the warrant, certificates for the number of shares with respect to which such preferred stock has been so converted, issued in the holder's name or such other name as holder directs; provided, however, that such delivery shall be deemed effected for all purposes when a stock transfer agent of Paramco Nevada shall have deposited such certificates with a carrier for overnight delivery, addressed to the holder at the address specified pursuant to this Section 6(d).

                  (iv) Awards of restricted preferred stock under the Plan shall be subject to all the applicable provisions of the Plan, including the following terms and conditions, and to such other terms and conditions not inconsistent therewith, as the Committee shall determine:


                           (A) Awards of restricted preferred stock may be in
                  addition to or in lieu of preferred stock grants. Awards may be conditioned on the attainment of particular performance goals based on criteria established by the Committee at the time of each award of restricted preferred stock. During a period set forth in the agreement (the "Restriction Period"), the recipient shall not be permitted to sell, transfer, pledge, or otherwise encumber the shares of restricted preferred stock. Shares of restricted preferred stock shall become free of all restrictions if during the Restriction Period, (i) the recipient dies, (ii) the recipient's directorship, employment, or consultancy terminates by reason of permanent disability, as determined by the Committee, (iii) the recipient retires after attaining both 59 1/2 years of age and five years of continuous service with Paramco Nevada and/or a division or subsidiary, or (iv) if provided in the agreement, there is a "change in control" of Paramco Nevada (as defined in such agreement). The Committee may require medical evidence of permanent disability, including medical examinations by physicians selected by it. Unless and to the extent otherwise provided in the agreement, shares of restricted preferred stock shall be forfeited and revert to Paramco Nevada upon the recipient's termination of directorship, employment or consultancy during the Restriction Period for any reason other than death, permanent disability, as determined by the Committee, retirement after attaining both 59 1/2 years of age and five years of continuous service with Paramco Nevada and/or a subsidiary or division, or, to the extent provided in the agreement, a "change in control" of Paramco Nevada (as defined in such agreement), except to the extent the Committee, in its sole discretion, finds that such forfeiture might not be in the best interests of Paramco Nevada and, therefore, waives all or part of the application of this provision to the restricted preferred stock held by such recipient. Certificates for restricted preferred stock shall be registered in the name of the recipient but shall be imprinted with the appropriate legend and returned to Paramco Nevada by the recipient, together with a preferred stock power endorsed in blank by the recipient. The recipient shall be entitled to vote shares of restricted preferred stock and shall be entitled to all dividends paid thereon, except that dividends paid in Common Stock or other property shall also be subject to the same restrictions.

                           (B) Restricted preferred stock shall become free of
                  the foregoing restrictions upon expiration of the applicable Restriction Period and Paramco Nevada shall then deliver to the recipient Common Stock certificates evidencing such stock. Restricted preferred stock and any Common Stock received upon the expiration of the restriction period shall be subject to such other transfer restrictions and/or legend requirements as are specified in the applicable agreement.

                  (v) No Participant shall have any rights as a stockholder with respect to shares covered by an preferred stock until the preferred stock is converted as provided in clause (b)(iii) above.

                  (vi) Except as hereinbefore expressly provided, (i) the issuance by Paramco Nevada of shares of stock or any class of securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the conversion of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of Paramco Nevada convertible into such shares or other securities, (ii) the payment of a dividend in property other than Common Stock or (iii) the occurrence of any similar transaction, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to preferred stock theretofore granted, unless the Committee shall determine, in its sole discretion, that an adjustment is necessary to provide equitable treatment to Participant. Notwithstanding anything to the contrary contained in the Plan, the Committee may, in its sole discretion, accelerate the time at which any preferred stock may be converted, including, but not limited to, upon the occurrence of the events specified in this Section 7(xiv).

Amendments or Termination

         The Board may amend, alter or discontinue the Plan, but no amendment or alteration shall be made which would impair the rights of any Participant, without his consent, under any option, warrant or preferred stock theretofore granted.

Compliance with other Laws and Regulations

         The Plan, the grant and exercise of options or warrants and grant and conversion of preferred stock thereunder, and the obligation of Paramco Nevada to sell and deliver shares under such options, warrants or preferred stock, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any governmental or regulatory agency as may be required. Paramco Nevada shall not be required to issue or deliver any certificates for shares of Common Stock prior to the completion of any registration or qualification of such shares under any federal or state law or issuance of any ruling or regulation of any government body which Paramco Nevada shall, in its sole discretion, determine to be necessary or advisable. Any adjustments provided for in subparagraphs 5(d)(xii), (xiii) and (xiv) shall be subject to any shareholder action required by the corporate law of the state of incorporation of Paramco Nevada.

Purchase for Investment

         Unless the options, warrants, shares of convertible preferred stock and shares of Common Stock covered by the Plan have been registered under the Securities Act of 1933, as amended, or Paramco Nevada has determined that such registration is unnecessary, each person acquiring or exercising an option or warrant under the Plan or converting shares of preferred stock may be required by Paramco Nevada to give a representation in writing that he or she is acquiring such option or warrant or such shares for his own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof.

Tax Information

         (a) Paramco Nevada may make such provisions as it may deem appropriate for the withholding of any taxes which it determines is required in connection with any options, warrants or preferred stock granted under the Plan.

         (b) Notwithstanding the terms of Paragraph 11 (a), any Participant may pay all or any portion of the taxes required to be withheld by Paramco Nevada or paid by him or her in connection with the exercise of a nonqualified option or warrant or conversion of preferred stock by electing to have Paramco Nevada withhold shares of Common Stock, or by delivering previously owned shares of Common Stock, having a fair market value, determined in accordance with Paragraph 5(d)(ii), equal to the amount required to be withheld or paid. A Participant must make the foregoing election on or before the date that the amount of tax to be withheld is determined ("Tax Date"). All such elections are irrevocable and subject to disapproval by the Committee. Elections by Covered Participants are subject to the following additional restrictions: (i) such election may not be made within six months of the grant of an option or warrant, provided that this limitation shall not apply in the event of death or disability, and (ii) such election must be made either six months or more prior to the Tax Date or in a Window Period. Where the Tax Date in respect of an option or warrant is deferred until six months after exercise and the Covered Participant elects share withholding, the full amount of shares of Common Stock will be issued or transferred to him upon exercise of the option or warrant, but he or she shall be unconditionally obligated to tender back to Paramco Nevada the number of shares necessary to discharge Paramco Nevada's withholding obligation or his estimated tax obligation on the Tax Date.

Replacement of Options, Warrants and Preferred Stock

         The Committee from time to time may permit a Participant under the Plan to surrender for cancellation any unexercised outstanding option or warrant or unconverted Preferred stock and receive from Paramco Nevada in exchange an option, warrant or preferred stock for such number of shares of Common Stock as may be designated by the Committee. The Committee may, with the consent of the holder of any outstanding option, warrant or preferred stock, amend such option, warrant or preferred stock, including reducing the exercise price of any option or warrant to not less than the fair market value of the Common Stock at the time of the amendment, increasing the conversion ratio of any preferred stock and extending the exercise or conversion term of and warrant, option or preferred stock.

Effectiveness and Expiration of Plan

         The Plan shall be effective on the date the Board adopts the Plan. The Plan shall expire ten years after the date the Board approves the Plan and thereafter no option, warrant or preferred stock shall be granted pursuant to the Plan.

Non-Exclusivity of the Plan

         Neither the adoption by the Board nor the submission of the Plan to the stockholders of Paramco Nevada for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including without limitation, the granting of restricted stock or stock options, warrants or preferred stock otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

Governing Law

         The Plan and any agreements hereunder shall be interpreted and construed in accordance with the laws of the state of incorporation of Paramco Nevada and applicable federal law.

Cashless Exercise

         The Committee also may allow cashless exercises as permitted under Federal Reserve Board's Regulation T, subject to applicable securities law restrictions, or by any other means which the Committee determines to be consistent with the Plan's purpose and applicable law. The proceeds from such a payment shall be added to the general funds of Paramco Nevada and shall be used for general corporate purposes.

    ---------------------------- -------------------------- -------------------------- --------------------------
                                                                                         Number of securities
                                                                                        remaining available for
                                                                                         future issuance under
                                  Number of securities to      Weighted-average of        equity compensation
                                  be issued upon exercise       exercise price of          plans (excluding
                                  of outstanding options,     outstanding options,      securities reflected in
           Plan Category            warrants and rights        warrants and rights            column (a))
    ---------------------------- -------------------------- -------------------------- --------------------------
                                            (a)                         (b)                        (c)
    ---------------------------- -------------------------- -------------------------- --------------------------
    2002 Stock Plan                          0                           0                        9,897
    ---------------------------- -------------------------- -------------------------- --------------------------

                           Rights of Dissenting Shareholders

         Any Paramco Nevada stockholder is entitled to be paid the fair value of its shares in accordance with Section 92A.300 to 92A.500 of the NRS if the stockholder dissents to the Reincorporation. A brief summary of the provisions of NRS Sections 92A.300 to 92A.500 is set forth below and the complete text of said Sections is set forth in Exhibit "E".

         Because the Reincorporation will be approved by the required vote of the Paramco Nevada's stockholders effective twenty days from the mailing of this Information Statement, each holder of shares of the Paramco Nevada common stock or Paramco Nevada Preferred Stock who asserts dissenters' rights and who follows the procedures set forth in Chapter 92A of NRS, will be entitled to have his or her shares of the Paramco Nevada common stock or Paramco Nevada Preferred Stock purchased by Paramco Nevada for cash at their fair market value. The fair market value of shares of the Paramco Nevada common stock or Paramco Nevada Preferred Stock will be determined as of the day before the first announcement of the terms of the Reincorporation, excluding any appreciation or depreciation in consequence of the Reincorporation.

A holder who wishes to exercise dissenters' rights should deliver his or her written demand to Paramco Nevada's transfer agent, Pacific Stock Transfer Company, 500 East Warm Springs Road, Suite 240, Las Vegas, Nevada 89119 with a copy to Robert L. Sonfield, Jr., Esq., Sonfield and Sonfield, 770 South Post Oak Lane, Houston, Texas 77056, on or before 10:00 A.M. Eastern Daylight Time prior to the Meeting. Any stockholder who does not follow the foregoing is not entitled to payment for his shares under NRS.

         In accordance with the regulations promulgated under the Exchange Act, the authorization of the Reincorporation will not become effective until twenty days after Paramco Nevada has mailed this Information Statement to the stockholders of Paramco Nevada. Therefore, within ten days of the effective date of such approval, Paramco Nevada must mail a written dissenter's notice of such approval (the "Dissenter's Notice") to all stockholders who asserted their dissenters' rights against the Reincorporation, and must (a) state where the demand for payment must be sent and where and when certificates, if any, for shares must be deposited; (b) inform holders of shares not represented by certificates to what extent the transfer of the shares will be restricted after the demand for payment is received; (c) supply a form for demanding payment; (d) set a date, not less than 30 nor more than 60 days after date notice is mailed, by which Paramco Nevada must receive the demand for payment; and (e) send a full copy of NRS Sections 92A.300 through 92A.500.

         A stockholder of Paramco Nevada wishing to exercise dissenters' rights must (a) demand payment; (b) certify whether he acquired beneficial ownership of the shares before February 26, 2003, and (c) deposit his certificates, if any, in accordance with the terms of the Dissenter's Notice.

         Within 30 days after receipt of a demand for payment, Paramco Nevada shall pay each dissenter who complied with the requirements set forth in the Dissenter's Notice the amount it estimates to be the fair value of the stockholder's shares, plus accrued interest (computed from the effective date of the action until the date of payment). Payment must be accompanied by Paramco Nevada's balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, a statement of income for that year, a statement of changes in the stockholders' equity for that year and the latest available interim financial statements, if any, along with statement of Paramco Nevada's estimate of the fair value of the shares, an explanation how the interest was calculated, a statement of the dissenter's rights to demand payment under NRS Section 92A.480 and a copy of NRS Sections 92A.300 through 92A.500.

         Pursuant to NRS Section 92A.470, Paramco Nevada may withhold payment from a dissenter unless he was the beneficial owner of the shares before the date set in the dissenter's notice. If Paramco Nevada withholds payment, after taking the proposed action, it shall estimate the fair value of the shares, plus accrued interest, and shall offer to pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand. The offer shall contain a statement of its estimate of the fair value, an explanation of how the interest was calculated, and a statement of dissenters' rights pursuant to NRS
Section 92A.480.

         A dissenter may notify Paramco Nevada in writing of his estimate of the fair value of the shares and the amount of interest due and demand payment of his estimate, less any payment made pursuant to NRS Section 92A.460, or reject the offer made pursuant to NRS 92A.470 and demand payment of the fair value of his shares and interest due. A dissenter waives his right to demand payment unless he makes his demand in writing within 30 days after Paramco Nevada has made or offered payment for his shares.

         If any demand for payment remains unsettled, Paramco Nevada shall commence a proceeding within 60 days of the dissenter's demand with the district court in the County of Carson City, State of Nevada (location of registered office), petitioning the court to determine the fair value of the shares and accrued interest. All dissenters whose demands remain unsettled, whether or not residents of Nevada, shall be made parties to the court action and shall be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law. If Paramco Nevada does not so petition the court within this 60-day period, it shall pay all unsettled demands. Each dissenter who is party to the proceeding is entitled to a judgment
(a) for the amount, if any, by which the court finds the fair value of his shares, plus interest, exceeds the amount paid by Paramco Nevada; or (b) for the fair value, plus accrued interest, of his after- acquired shares for which Paramco Nevada elected to withhold payment pursuant to NRS Section 92A.470. The court shall assess costs pursuant to NRS Section 92A.500.

         The foregoing summary does not purport to provide comprehensive statements of the procedures to be followed by a dissenting stockholder who seeks payment of the fair value of his shares of the Paramco Nevada common stock or Company Preferred Stock. NRS establishes the procedures to be followed and failure to do so may result in the loss of all dissenters' rights. Accordingly, each stockholder who might desire to exercise dissenters' rights should carefully consider and comply with the provisions of these sections and consult his legal advisor.

         PARAMCO NEVADA HAS RESERVED THE RIGHT TO ABANDON THE REINCORPORATION IF IT DECIDES THAT THE NUMBER OF STOCKHOLDERS EXERCISING DISSENTERS' RIGHTS EXCEEDS AN AMOUNT IT DEEMS ACCEPTABLE IN ITS SOLE AND ABSOLUTE DISCRETION.

         The discussion contained herein is qualified in its entirety by and should be read in conjunction with the form of the Agreement and Plan of Merger and the Certificate of Incorporation.

         COMMUNICATIONS WITH RESPECT TO DISSENTERS' RIGHTS SHOULD BE ADDRESSED TO PARAMCO NEVADA's Transfer Agent, Pacific Stock Transfer Company, 500 East Warm Springs Road, Suite 240, Las Vegas, Nevada 89119.

         Upon filing a notice of election to dissent a dissenting shareholder will cease to have any of the rights of a shareholder except the right to be paid the fair value of his Company Stock pursuant to the NRS. If a shareholder loses his dissenters' rights, either by withdrawal of his demand, abandonment of the Reincorporation by Paramco Nevada or otherwise, he will not have the right to receive a cash payment for his Company Stock and will be reinstated to all of his rights as a shareholder as they existed at the time of the filing of his demand.

         THE PROVISIONS OF NRS SECTIONS 92A.300 TO 92A.500 ARE TECHNICAL AND COMPLEX. IT IS SUGGESTED THAT ANY SHAREHOLDER WHO DESIRES TO EXERCISE RIGHTs TO DISSENT CONSULT LEGAL COUNSEL, AS FAILURE TO COMPLY STRICTLY WITH SUCH PROVISIONS MAY LEAD TO A LOSS OF DISSENTERS' RIGHTS.


          MARKET FOR THE PARAMCO FINANCIAL GROUP, INC. COMMON STOCK

         The Paramco Nevada common stock or Paramco Nevada Preferred Stock has been thinly traded on a limited and sporadic basis in the over-the-counter market since April 17, 2001. The last known bid price was $.02 and the last known ask price was $.05 as of March 3, 2003. The following table sets forth the high and low bid price of the Paramco Nevada common stock or Paramco Nevada Preferred Stock for the period indicated.

                                    FISCAL 2002                                    FISCAL 2003 TO DATE
                                    -----------                                    -------------------
                             Bid                   Asked                       Bid                    Asked
                        Low         High        Low         High         Low         High         Low         High
First quarter          0.020       0.020       0.050        0.050       0.015        0.020       0.030       0.050
Second quarter         0.380       0.450       0.850        1.050
Third quarter          0.050       0.450       0.060        0.850
Fourth quarter         0.015       0.075       0.030        0.150

                                    MISCELLANEOUS

         Paramco Nevada requests brokers, custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of Paramco Nevada common stock or Paramco Nevada Preferred Stock and Paramco Nevada will reimburse such holders for their reasonable expenses in connection therewith. Additional copies of this Information Statement may be obtained at no charge from Paramco Nevada's transfer agent, Pacific Stock Transfer Company, 500 East Warm Springs Road, Suite 240, Las Vegas, Nevada 89119.


                                  EXHIBITS INDEX


         A.       AGREEMENT AND PLAN OF MERGER


         B.       DELAWARE CERTIFICATE OF INCORPORATION


         C. 2003 DIRECTORS, OFFICERS AND CONSULTANTS STOCK OPTION, STOCK WARRANT AND STOCK AWARD PLAN

         D.       ANNUAL REPORT ON FORM 10-KSB FILED MARCH 28, 2002


         E.       NEVADA STATUTES




ENCLOSURE: Letter of Transmittal



                                   EXHIBIT A

                         AGREEMENT AND PLAN OF MERGER

                                      OF

                         PARAMCO FINANCIAL GROUP, INC.
                             (A NEVADA CORPORATION)

                                  WITH AND INTO

                         PARAMCO FINANCIAL GROUP, INC.
                             (A DELAWARE CORPORATION)

         This AGREEMENT AND PLAN OF MERGER (this "Agreement") is made and entered into as of February 26, 2003 between PARAMCO FINANCIAL GROUP, INC., a Nevada corporation ("Paramco Nevada"), and, Paramco Financial Group, Inc., a Delaware corporation ("Paramco Delaware").

                                R E C I T A L S

         WHEREAS, Paramco Nevada is a corporation duly organized and existing under the laws of the State of Nevada;

         WHEREAS, Paramco Delaware is a corporation duly organized and existing under the laws of the State of Delaware; and

         WHEREAS, the Board of Directors of each of Paramco Nevada and Paramco Delaware deem it desirable to merge Paramco Nevada with and into Paramco Delaware so that Paramco Delaware is the surviving corporation on the terms provided herein (the "Merger").

         NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I
                                     MERGER

         1.1 The Merger. Upon the Effective Date (as defined in Section 1.5) and subject to and upon the terms of conditions provided in this Agreement and the applicable provisions of the General Corporation Law of the State of Delaware (the "DGCL") and the Nevada Revised Statutes (the "NRS"), Paramco Nevada will merge with and into Paramco Delaware, the separate corporate existence of Paramco Nevada shall cease, and Paramco Delaware shall be the surviving corporation. Paramco Delaware is hereinafter sometimes referred to as the "Surviving Corporation."

         1.2 Constituent Corporations. The name, address, jurisdiction of organization and governing law of each of the constituent corporations is as follows:

                  (a) Paramco Financial Group, Inc., a corporation organized under and governed by the laws of the State of Nevada with an address at 4610 South Ulster Street, Suite 150, Denver, Colorado 80237; and

                  (b) Paramco Financial Group, Inc., a corporation organized under and governed by the laws of the State of Delaware with an address at 4610 South Ulster Street, Suite 150, Denver, Colorado 80237.

         1.3 Surviving Corporation. Paramco Delaware, a corporation organized under the laws of the State of Delaware, shall be the surviving corporation.

         1.4 Address of Principal Office of Surviving Corporation. The address of the principal office of Paramco Delaware as the Surviving Corporation shall be 4610 South Ulster Street, Suite 150, Denver, Colorado 80237.

         1.5 Closing: Effective Date. The Merger shall be effective (the "Effective Date"), on the date upon which the last of the following shall have been completed:

                  (a) This Agreement and the Merger shall have been adopted and recommended to the stockholders of Paramco Nevada by the board of directors of Paramco Nevada and approved by a majority voting power of Paramco Nevada, in accordance with the requirements of the DGCL and the NRS;

                  (b) This Agreement and the Merger shall have been adopted and approved by the board of directors of Paramco Delaware in accordance with the requirements of the DGCL;

                  (c) No vote of the stockholders of Paramco Delaware shall be necessary to approve this Agreement and authorize the Merger because no shares of Paramco Delaware shall have been issued prior to the adoption by the board of directors of Paramco Delaware of the resolution approving this Agreement;

                  (d) The effective date of the Merger as stated in the executed Articles of Merger filed with the Secretary of State of the State of Nevada; and

                  (e) An executed Certificate of Merger or an executed counterpart of this Agreement meeting the requirements of the DGCL shall have been filed with the Secretary of State of the State of Delaware.

         1.6 Effect of the Merger. The effect of the Merger shall be as provided in this Agreement, the Certificate of Merger, and the applicable provisions of the DGCL and the NRS. Without limiting the foregoing, on the Effective Date, all the property, rights, privileges, powers and franchises of Paramco Nevada shall vest in Paramco Delaware, as the Surviving Corporation, and all debts, liabilities and duties of Paramco Nevada shall become the debts, liabilities and duties of Paramco Delaware, as the Surviving Corporation.

         1.7      Certificate of Incorporation; Bylaws.
                  ------------------------------------

                  (a) From and after the Effective Date, the Certificate of Incorporation of Paramco Delaware as in effect immediately prior to the Effective Date, shall be the Certificate of Incorporation of the Surviving Corporation.

                  (b) From and after the Effective Date, the Bylaws of Paramco Delaware as in effect immediately prior to the Effective Date, shall be the Bylaws of the Surviving Corporation.

         1.8 Directors and Officers of the Surviving Corporation. From and after the Effective Date, the directors or officers of Paramco Delaware serving as directors or officers of Paramco Delaware immediately prior to the Effective Date, shall be the directors and officers of the Surviving Corporation.

                                    ARTICLE II
                              CONVERSION OF SHARES

         2.1 Conversion of Capital Stock. Upon the Effective Date, by virtue of the Merger and without any action on the part of the holders of any outstanding shares of capital stock or other securities of Paramco Nevada, each 10 shares of common stock of Paramco Nevada, par value $0.001 per share ("Paramco Nevada common stock"), issued and outstanding or held in treasury immediately prior to the Effective Date shall be converted into one (1) fully paid and non-assessable share of Common Stock, par value $0.001 per share, of the Surviving Corporation ("Paramco Delaware common stock"), except for those shares of Paramco Nevada common stock with respect to which the holders thereof duly exercise their dissenters' rights under Nevada law. Upon the Effective Date, by virtue of the Merger and without any action on the part of the holders of any outstanding shares of capital stock or other securities of Paramco Nevada, (i) each certificate which, immediately prior to the Effective Date represented a share or shares of Paramco Nevada common stock shall represent the number of shares of Paramco Delaware common stock, as specified in this paragraph 2.1, and (ii) and each certificate which, immediately prior to the Effective Date, represented a share or shares of Paramco Nevada preferred stock shall represent the number of shares of Paramco Delaware common stock or preferred stock as specified in the designation of such shares of Paramco Nevada preferred stock.

         2.2 Paramco Delaware common stock. Upon the Effective Date, each share of Paramco Delaware common stock or Delaware Preferred Stock issued and outstanding immediately prior to the Merger, if any, shall, by virtue of the Merger and without any action by the holder thereof or Paramco Delaware, cease to be outstanding, and shall be canceled and returned to the status of authorized but unissued shares and any holder of certificates which immediately prior to the Effective Date represented such shares of Paramco Delaware common stock or Delaware Preferred Stock shall thereafter cease to have any rights with respect to such shares.

         2.3      Paramco Nevada Employee Plans and Options.
                  -----------------------------------------

                  (a) Upon the Effective Date, each outstanding and unexercised option or other right to purchase or security convertible into Paramco Nevada common stock, except Paramco Nevada Preferred Stock, shall become an option or right to purchase or a security convertible into Paramco Delaware common stock on the basis of one share of Paramco Delaware common stock for each ten shares of Paramco Nevada common stock issuable pursuant to such option, stock purchase right or convertible security, on the same terms and conditions and at an exercise price per share equal to the exercise price applicable to any such Paramco Nevada option, stock purchase right or convertible security on the Effective Date. There are no options or stock purchase rights for or securities convertible into the preferred stock of Paramco Nevada, par value $0.001 per share.

                  (b) A number of shares of Paramco Delaware common stock shall be reserved for issuance upon the exercise of options, stock purchase rights and convertible securities equal to the number of shares of Paramco Nevada common stock so reserved immediately prior to the Effective Date.

                                        ARTICLE III
                              REPRESENTATIONS AND WARRANTIES

         3.1 Representations and Warranties of Paramco Nevada. Paramco Nevada hereby covenants and agrees that it:

                  (a) Is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, and has all the requisite power and authority to own, lease and operate its properties and assets and to carry on its business as it is now being conducted;

                  (b) Is duly qualified to do business as a foreign person, and is in good standing, in each jurisdiction where the character of its properties or the nature of its activities make such qualification necessary;

                  (c) Is not in violation of any provisions of its articles of incorporation or bylaws; and

                  (d) Has full corporate power and authority to execute and deliver this Agreement and, assuming the approval of this Agreement by the stockholders of Paramco Nevada in accordance with the NRS, consummate the Merger and the other transactions contemplated by this Agreement.

         3.2 Representations and Warranties of Paramco Delaware. Paramco Delaware hereby covenants and agrees that it:

                  (a) Is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has all the requisite power and authority to own, lease and operate its properties and assets and to carry on its business as it is now being conducted;

                  (b) Is duly qualified to do business as a foreign person, and is in good standing, in each jurisdiction where the character of its properties or the nature of its activities make such qualification necessary;

                  (c) Is not in violation of any provisions of its certificate of incorporation or bylaws; and

                  (d) Has full corporate power and authority to execute and deliver this Agreement and, assuming, prior to the issuance of shares of stock of Paramco Delaware, the approval of the board of directors of Paramco Delaware in accordance with the DGCL, consummate the Merger and the other transactions contemplated by this Agreement.

                                    ARTICLE IV
                                    TERMINATION

         4.1 Termination. At any time prior to the Effective Date, this Agreement may be terminated and the Merger abandoned for any reason whatsoever by the Board of Directors of either Paramco Nevada or Paramco Delaware, or both of them, notwithstanding the approval of this Agreement and the Merger by a majority of the voting power of Paramco Nevada.

                                       ARTICLE V
                                  FURTHER ASSURANCES

         5.1 Further Assurances as to Paramco Nevada. From time to time, as and when required by Paramco Delaware or by its successors or assigns, there shall be executed and delivered on behalf of Paramco Nevada such deeds and other instruments, and there shall be taken or caused to be taken by Paramco Delaware such further and other actions as shall be appropriate or necessary in order to vest or perfect in or conform of record or otherwise by Paramco Delaware the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of Paramco Nevada and otherwise to carry out the purposes of this Agreement, the officers and directors of Paramco Delaware are fully authorized in the name and on behalf of Paramco Nevada or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

                                     ARTICLE VI
                                   MISCELLANEOUS

         6.1 Amendment. Subject to applicable law, at any time prior to the Effective Date, this Agreement may be amended, modified or supplemented only by the written agreement of Paramco Nevada and Paramco Delaware.

         6.2 Assignment; Third Party Beneficiaries. Neither this Agreement, nor any right, interest or obligation hereunder shall be assigned by any of the parties hereto without the prior written consent of the other parties. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. This Agreement is not intended to confer any rights or benefits upon any person other than the parties hereto.

         6.3 Registered Office. The registered office of the Surviving Corporation in the State of Delaware shall be 1209 Orange Street, in the City of Wilmington, County of New Castle, 19801 and CT Corporation System shall be the registered agent of the Surviving Corporation at such address.

         6.4 Executed Agreement. Executed copies of this Agreement will be on file at the principal place of business of the Surviving Corporation at Paramco Financial Group, Inc. at 4610 South Ulster Street, Suite 150, Denver, Colorado 80237, and copies of this Agreement will be furnished to any stockholder of any of the parties hereto, upon request and without cost.

         6.5 Governing Law. This Agreement shall in all respects be interpreted by, and construed, interpreted and enforced in accordance with and pursuant to the laws of the State of Delaware and, so far as applicable, by the provisions of the NRS.

         6.6 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         6.7 Entire Agreement; Modification. This Agreement and the documents referred to herein are intended by the parties as a final expression of their agreement with respect to the subject matter hereof, and are intended as a complete and exclusive statement of the terms and conditions of that agreement, and there are not other agreements or understandings, written or oral, among the parties, relating to the subject matter hereof. This Agreement supercedes all prior agreements and understandings, written or oral, among the parties with respect to the subject matter hereof.

         IN WITNESS WHEREOF, the undersigned, intending to be legally bound hereby, have duly executed this Agreement as of the date first stated above.

Paramco Financial Group, Inc.
(a Nevada corporation)


By:
   -----------------------------------------
      Douglas G. Gregg, Chief Executive Officer


PARAMCO FINANCIAL GROUP, Inc.
(a Delaware corporation)


By:
   -----------------------------------------
      Douglas G. Gregg, Chief Executive Officer




                                   EXHIBIT B

-------------------------------------------------------------------------------

                         CERTIFICATE OF INCORPORATION
                                       OF
                          PARAMCO FINANCIAL GROUP, INC.

-------------------------------------------------------------------------------


                                     ARTICLE I
                                       Name

         The name of the Corporation is Paramco Financial Group, Inc. (herein the "Corporation").


                                      ARTICLE II
                              Registered Office and Agent

         The address of its registered office in the State of Delaware is The Corporation Trust Center at 1209 Orange Street, in the City of Wilmington, County of Newcastle, State of Delaware. The name of its registered agent at such address is The Corporation Trust Company.


                                    ARTICLE III
                                      Powers

         The purpose for which the Corporation is organized is to transact all lawful business for which corporations may be incorporated pursuant to the laws of the State of Delaware. The Corporation shall have all the powers of a corporation organized under the General Corporation Law of the State of Delaware.

                                       ARTICLE IV
                                         Term

         The Corporation is to have perpetual existence.


                                       ARTICLE V
                                     Capital Stock

         The aggregate number of shares of all classes of capital stock which the Corporation has authority to issue is 110,000,000 of which 100,000,000 are to be shares of common stock, $.001 par value per share, and of which 10,000,000 are to be shares of serial preferred stock, $.001 par value per share. The shares may be issued by the Corporation from time to time as approved by the board of directors of the Corporation without the approval of the stockholders except as otherwise provided in this Article V or the rules of a national securities exchange if applicable. The consideration for the issuance of the shares shall be paid to or received by the Corporation in full before their issuance and shall not be less than the par value per share. The consideration for the issuance of the shares shall be cash, services rendered, personal property (tangible or intangible), real property, leases of real property or any combination of the foregoing. In the absence of actual fraud in the transaction, the judgment of the board of directors as to the value of such consideration shall be conclusive. Upon payment of such consideration such shares shall be deemed to be fully paid and nonassessable. In the case of a stock dividend, the part of the surplus of the Corporation which is transferred to stated capital upon the issuance of shares as a stock dividend shall be deemed to be the consideration for their issuance.

         A description of the different classes and series (if any) of the Corporation's capital stock, and a statement of the relative powers, designations, preferences and rights of the shares of each class and series (if any) of capital stock, and the qualifications, limitations or restrictions thereof, are as follows:

         A. Common Stock. Except as provided in this Certificate of Incorporation ("Certificate"), the holders of the common stock shall exclusively posses all voting power. Subject to the provisions of this Certificate, each holder of shares of common stock shall be entitled to one vote for each share held by such holders.

         Whenever there shall have been paid, or declared and set aside for payment, to the holders of the outstanding shares of any class or series of stock having preference over the common stock as to the payment of dividends, the full amount of dividends and sinking fund or retirement fund or other retirement payments, if any, to which such holders are respectively entitled in preference to the common stock, then dividends may be paid on the common stock, and on any class or series of stock entitled to participate therewith as to dividends, out of any assets legally available for the payment of dividends, but only when and as declared by the board of directors of the Corporation.

         In the event of any liquidation, dissolution or winding up of the Corporation, after there shall have been paid, or declared and set aside for payment, to the holders of the outstanding shares of any class having preference over the common stock in any such event, the full preferential amounts to which they are respectively entitled, the holders of the common stock and of any class or series of stock entitled to participate therewith, in whole or in part, as to distribution of assets shall be entitled, after payment or provision for payment of all debts and liabilities of the Corporation, to receive the remaining assets of the Corporation available for distribution, in cash or in kind.

         Each share of common stock shall have the same relative powers, preferences and rights as, and shall be identical in all respects with, all the other shares of common stock of the Corporation.

         B. Serial Preferred Stock. Except as provided in this Certificate, the board of directors of the Corporation is authorized, by resolution or resolutions from time to time adopted, to provide for the issuance of serial preferred stock in series and to fix and state, in whole or in part, the voting powers, full or limited, or no voting powers, and such designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions of any such series before the issuance of any shares of that series. The Board of Directors shall determine the number of shares constituting each series of preferred stock and each series shall have a distinguishing designation.

         Each share of each series of serial preferred stock shall have the same relative powers, preferences and rights as, and shall be identical in all respects with, all the other shares of the Corporation of the same series, except the times from which dividends on shares which may be issued from time to time of any such series may begin to accrue.

Series A Preferred Stock

         1. Designation: Number of Shares. The designation of said series of Preferred Stock shall be Series A Preferred Stock (the "Preferred Shares"). The number of Preferred Shares shall be 131,000. The par value of the Preferred Shares shall be $.001 per share.

         2. Dividends. Subject to a declaration thereof by the Corporation's Board of Directors, each holder (a "Holder" and, collectively, the "Holders") of the Preferred Shares shall be entitled to a dividend (individually, a "Dividend"; collectively the "Dividends") at a rate determined by the Corporation's Board of Directors on a pari passu basis with the holders of Common Shares and other classes of preferred shares of the Corporation, except for those holders of any class of preferred shares which have a preference with respect to the right to receive dividends.

         3. General Payment Provisions. All Dividends, if, when, and as declared by the Corporation with respect to any Preferred Share shall be made in lawful money of the United States of America by depositing with the United States Postal Service, within 15 days of the date of declaration by the Corporation's Board of Directors of such Dividend, a company check made payable to the Holder to such address as such Holder may from time to time designate by written notice to the Corporation in accordance with the provisions of the Certificate of Designations, Preferences and Rights (the "Certificate of Designations") .

         4. Conversion of Preferred Shares. Preferred Shares shall be convertible into shares of the Corporation's common stock, par value $ 0.001 per share (the "Common Stock"), on the terms and conditions set forth in this
Section 4.

                  (a) Certain Defined Terms. For purposes of the Certificate of Designations, the following terms shall have the following meanings:

                           (i) "Business Day" means any day in which the banks
                  in the United States are open for business.

                           (ii) "Issuance Date" means, with respect to each
                  Preferred Share, the date of issuance of the applicable Preferred Share.

                           (iiii) "Mandatory Conversion Date" means, with
                  respect to any Preferred Share, the date which is three (3) years after the Issuance Date.

                           (iv) "Person" means an individual, a limited
                  liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

                  (b) Holder's Conversion Right; Mandatory Conversion At any time on or after the Issuance Date, any Holder of Preferred Shares shall be entitled to convert all, and not less than all, of the Preferred Shares then owned by it into that number of fully paid and nonassessable shares of Common Stock of the Corporation which, as of the date of such conversion, is equivalent to three percent (3%) of the then issued and outstanding shares of Common Stock of the Corporation. If the Preferred Shares remain outstanding on the Mandatory Conversion Date, then, such Preferred Shares shall be converted into that number of fully paid and nonassessable shares of Common Stock of the Corporation which, as of the date of such conversion, is equivalent to three percent (3%) of the then issued and outstanding shares of Common Stock of the Corporation. The Corporation shall not issue any fraction of a share of Common Stock upon any conversion. If the issuance would result in the issuance of a fraction of a share of Common Stock, the Corporation shall round such fraction of a share of Common Stock up to the nearest whole share.

                  (c) Mechanics of Conversion. The conversion of Preferred Shares shall be conducted in the following manner:

                           (i) Holder's Delivery Requirements. To convert
                  Preferred Shares into shares of Common Stock on any date (the "Conversion Date"), the Holder shall (A) transmit by facsimile (or otherwise deliver), for receipt on or prior to 11:59 p.m., Pacific Time on such date, a copy of a fully executed notice of conversion (the "Conversion Notice") to the Corporation, and (B) surrender to a common carrier for delivery to the Corporation as soon as practicable following such date the original certificates representing the Preferred Shares being converted (or an indemnification undertaking with respect to such shares in the case of their loss, theft or destruction) (the "Preferred Stock Certificates").

                           (ii) Corporation's Response. Upon receipt by the
                  Corporation of a copy of a Conversion Notice, the Corporation shall immediately send, via facsimile, a confirmation of receipt of such Conversion Notice to such Holder. The Corporation shall, on the next Business Day following the date of receipt issue and surrender to a common carrier for overnight delivery to the address as specified in the Conversion Notice, a certificate, registered in the name of the Holder or its designee, for the number of shares of Common Stock to which the Holder shall be entitled.

                           (iii) Dispute Resolution. In the case of a dispute as
                  to the determination of the arithmetic calculation of the Conversion Rate, the Corporation shall issue to the Holder the number of shares of Common Stock that is not disputed and shall submit the disputed determinations or arithmetic calculations to the Holder via facsimile within one (1) Business Day of receipt of such Holder's Conversion Notice. If such Holder and the Corporation are unable to agree upon the determination of the arithmetic calculation of the Conversion Rate within one (1) Business Day of such disputed determination or arithmetic calculation being submitted to the Holder, then the Corporation shall within one (1) Business Day submit via facsimile the disputed arithmetic calculation of the Conversion Rate to an independent, reputable investment bank or accountant selected by the affected Holders and approved by the Corporation. The Corporation shall cause the investment bank or the accountant, as the case may be, to perform the determinations or calculations and notify the Corporation and the Holder of the results no later than forty-eight (48) hours from the time it receives the disputed determinations or calculations. Such investment bank's or accountant's determination or calculation, as the case may be, shall be binding upon all parties absent manifest error and the Corporation shall be liable and responsible for paying such investment bank or accountant fees and expenses.

                           (iv) Record Holder. The person or persons entitled to
                  receive the shares of Common Stock issuable upon a conversion of Preferred Shares shall be treated for all purposes as the record holder or holders of such shares of Common Stock on the Conversion Date.

                           (v) Mechanics of Mandatory Conversion On the
                  Mandatory Conversion Date, all Holders of Preferred Shares shall surrender all Preferred Shares to the Corporation and all Preferred Shares shall be converted as of such date as if the Holders of such Preferred Shares had given the Conversion Notice for all such Preferred Shares on the Mandatory Conversion Date.

         5. Reservation of Shares.

                           Authorized and Reserved Amount. The Corporation
                  shall, at all times so long as any of the Preferred Shares are outstanding, reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Preferred Shares, such number of shares (the "Reserved Amount") of Common Stock as shall from time to time be sufficient to effect the conversion of all of the Preferred Shares then outstanding. The initial number of shares of Common Stock reserved for conversions of the Preferred Shares and each increase in the number of shares so reserved shall be allocated pro rata among the Holders of the Preferred Shares based on the number of Preferred Shares held by each Holder at the time of issuance of the Preferred Shares or increase in the number of reserved shares, as the case may be. In the event a Holder shall sell or otherwise transfer any of such Holder's Preferred Shares, each transferee shall be allocated a pro rata portion of the number of reserved shares of Common Stock reserved for such transferor. Any shares of Common Stock reserved and allocated to any Person which ceases to hold any Preferred Shares shall be allocated to the remaining Holders of Preferred Shares, pro rata based on the number of Preferred Shares then held by such Holders.

         6. Voting Rights. Holders of Preferred Shares shall have no voting rights, except as required by law, including but not limited to the General Corporation Law of the State of Nevada, and as expressly provided in the Certificate of Designations.

         7. Liquidation, Dissolution, Winding-Up. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the Holders of the Preferred Shares shall be entitled to receive in cash out of the assets of the Corporation, whether from capital or from earnings available for distribution to its stockholders (the "Liquidation Funds"), before any amount shall be paid to the holders of any of the capital stock of the Corporation of any class junior in rank to the Preferred Shares in respect of the preferences as to the distributions and payments on the liquidation, dissolution and winding up of the Corporation, an amount per Preferred Share equal to $1.00 and any accrued but unpaid Dividends (such sum being referred to as the "Liquidation Preference"); provided that, if the Liquidation Funds are insufficient to pay the full amount due to the Holders of Preferred Shares, then each Holder of Preferred Shares shall receive a percentage of the Liquidation Funds equal to the full amount of Liquidation Funds payable to such Holder as a liquidation preference. The purchase or redemption by the Corporation of stock of any class, in any manner permitted by law, shall not, for the purposes hereof, be regarded as a liquidation, dissolution or winding up of the Corporation. Neither the consolidation or merger of the Corporation with or into any other Person, nor the sale or transfer by the Corporation of less than substantially all of its assets, shall, for the purposes hereof, be deemed to be a liquidation, dissolution or winding up of the Corporation. No Holder of Preferred Shares shall be entitled to receive any amounts with respect thereto upon any liquidation, dissolution or winding up of the Corporation other than the amounts provided for herein; provided that a Holder of Preferred Shares shall be entitled to all amounts previously accrued with respect to amounts owed hereunder.

         8. Restriction on Cash Dividends. Until all of the Preferred Shares have been converted as provided herein, the Corporation shall not, directly or indirectly, redeem, or declare or pay any cash dividend or distribution on, its Common Stock without the prior express written consent of the Holders of not less than two-thirds (3/5) of the then outstanding Preferred Shares.

         9. Vote to Change the Terms of Preferred Shares. The affirmative vote at a meeting duly called for such purpose or the written consent without a meeting, of the Holders of not less than three-fifths (3/5) of the then outstanding Preferred Shares, shall be required for any change to the Certificate of Designations or the Corporation's Articles of Incorporation which would amend, alter, change or repeal any of the powers, designations, preferences and rights of the Preferred Shares.

         10. Lost or Stolen Certificates. Upon receipt by the Corporation of evidence reasonably satisfactory to the Corporation of the loss, theft, destruction or mutilation of any Preferred Stock Certificates representing the Preferred Shares, and, in the case of loss, theft or destruction, of any indemnification undertaking by the Holder to the Corporation in customary form and, in the case of mutilation, upon surrender and cancellation of the Preferred Stock Certificate(s), the Corporation shall execute and deliver new preferred stock certificate(s) of like tenor and date; provided, however, the Corporation shall not be obligated to re-issue preferred stock certificates if the Holder contemporaneously requests the Corporation to convert such Preferred Shares into Common Stock.

         11. Remedies, Characterizations, Other Obligations, Breaches and Injunctive Relief. The remedies provided in the Certificate of Designations shall be cumulative and in addition to all other remedies available under the Certificate of Designations, at law or in equity (including a decree of specific performance and/or other injunctive relief), no remedy contained herein shall be deemed a waiver of compliance with the provisions giving rise to such remedy and nothing herein shall limit a Holder's right to pursue actual damages for any failure by the Corporation to comply with the terms of the Certificate of Designations. The Corporation covenants to each Holder of Preferred Shares that there shall be no characterization concerning this instrument other than as expressly provided herein. Amounts set forth or provided for herein with respect to payments, conversion and the like (and the computation thereof) shall be the amounts to be received by the Holder thereof and shall not, except as expressly provided herein, be subject to any other obligation of the Corporation (or the performance thereof).

         12. Specific Shall Not Limit General; Construction. No specific provision contained in the Certificate of Designations shall limit or modify any more general provision contained herein. The Certificate of Designations shall be deemed to be jointly drafted by the Corporation and all Holders and shall not be construed against any person as the drafter hereof.

         13. Failure or Indulgence Not Waiver. No failure or delay on the part of a Holder of Preferred Shares in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

Series B Preferred Stock

         1. Designation: Number of Shares. The designation of said series of Preferred Stock shall be Series B Preferred Stock (the "Preferred Shares"). The number of Preferred Shares shall be 3,750,000. The par value of the Preferred Shares shall be $.001 per share.

         2. Dividends.

                  (a) Dividends. Each holder (a "Holder" and, collectively, the "Holders") of the Series B Series B Preferred Shares shall be entitled, subject to declaration thereof by the Corporation's Board of Directors, on the last day of each month, or if such day is not a Business Day, the immediately subsequent Business Day, commencing on January 31, 2003 (each, a "Dividend Payment Date"), to a dividend (individually, a "Dividend"; collectively, the "Dividends") at a rate of Twelve percent (12%) per annum, computed on the basis of $2..00 per Preferred Share. Such dividends shall be cumulative from (and including) such Preferred Share's Issuance Date (as defined below) and shall accrue daily, whether or not earned or declared, thereafter until paid and be calculated on the basis of a 365 day year. Dividends shall be payable in cash; provided, however, that in lieu of paying such dividends in cash, the Corporation may, at its option, at the time of conversion of any or all Series B Preferred Shares held by any Holder, increase the Transaction Value (defined below) of each Preferred Share by the amount of Dividends which have accrued on such Preferred Share but have not been paid by the Corporation.

                  (b) General Payment Provisions. All Dividends, if, when, and as declared, by the Corporation with respect to any Preferred Share shall be made in lawful money of the United States of America by depositing with the United States Postal Service, within 15 days of the date of declaration by the Corporation's Board of Directors of such Dividend a company check, made payable to the Holder, to such address as such Holder may from time to time designated by written notice to the Corporation in accordance with the provisions of the Certificate of Designations, Preferences and Rights (the "Certificate of Designations").

         3. Conversion of Series B Preferred Shares. Series B Preferred Shares shall be convertible into shares of the Corporation's common stock, $0.001 par value per share (the "Common Stock"), on the terms and conditions set forth in this Section 3.

                  (a) Certain Defined Terms. For purposes of the Certificate of Designations, the following terms shall have the following meanings:

                           (i) "Business Day" means any day in which the
Principal Market is open for business.

                           (ii) "Closing Asked Price" means, for any security as
                  of any date, the last closing asked price for such security on the Principal Market as reported by Bloomberg Financial Markets ("Bloomberg"), or, if the Principal Market is not the principal securities exchange or trading market for such security, the last closing asked price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last closing asked price of such security on the OTC Bulletin Board for such security as reported by Bloomberg, or, if no closing asked price is reported for such security by Bloomberg, the last closing trade price of such security as reported by Bloomberg, or, if no last closing trade price is reported for such security by Bloomberg, the average of the asked prices of any market makers for such security as reported by Pink Sheets, LLC. If the Closing Asked Price cannot be calculated for such security on such date on any of the foregoing bases, the Closing Asked Price of such security on such date shall be the fair market value as mutually determined by the Corporation and the Holders of Series B Preferred Shares. If the Corporation and the Holders of Series B Preferred Shares are unable to agree upon the fair market value of the Common Stock, then such dispute shall be resolved pursuant to Section 3(e)(iii) below with the term "Closing Asked Price" being substituted for the term "Conversion Rate." (All such determinations to be appropriately adjusted for any stock dividend, stock split or other similar transaction during such period).

                           (iii) "Closing Bid Price" means, for any security as
                  of any date, the last closing bid price for such security on the Principal Market as reported by Bloomberg , or, if the Principal Market is not the principal securities exchange or trading market for such security, the last closing bid price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last closing bid price of such security on the OTC Bulletin Board for such security as reported by Bloomberg, or, if no closing bid price is reported for such security by Bloomberg, the last closing trade price of such security as reported by Bloomberg, or, if no last closing trade price is reported for such security by Bloomberg, the average of the bid prices of any market makers for such security as reported by Pink Sheets, LLC. If the Closing Bid Price cannot be calculated for such security on such date on any of the foregoing bases, the Closing Bid Price of such security on such date shall be the fair market value as mutually determined by the Corporation and the Holders of Series B Preferred Shares. If the Corporation and the Holders of Series B Preferred Shares are unable to agree upon the fair market value of the Common Stock, then such dispute shall be resolved pursuant to Section 3(e)(iii) below with the term "Closing Bid Price" being substituted for the term "Conversion Rate." (All such determinations to be appropriately adjusted for any stock dividend, stock split or other similar transaction during such period).

                           (iv) "Conversion Percentage" shall be one hundred
                  percent (100%).

                           (v) "Conversion Price" means, as of any Conversion
                  Date (as defined below) or other date of determination, the amount determined by multiplying (i) the Market Price of the Corporation Common Stock by (ii) the Conversion Percentage in effect as of such date, subject to adjustment as provided herein.

                           (vi) "Market Price" means, with respect to any
                  security for any period, that price which shall be computed as the volume-weighted arithmetic average of the Closing Bid Prices and Closing Asked Prices for such security during the ninety (90) consecutive trading day period immediately preceding such date of determination. (All such determinations to be appropriately adjusted for any stock dividend, stock split or other similar transaction during such period.)

                           (vii) "Issuance Date" means, with respect to each
                  Preferred Share, the date of issuance of the applicable Preferred Share.

                           (viii) "Mandatory Conversion Date" means, with
                  respect to any Preferred Share, the date which is two (2) years after the Issuance Date.

                           (ix) "Person" means an individual, a limited
                  liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

                           (x) "Principal Market" means the means the principal
                  market on which the Common Stock is quoted or listed for trading as of the Conversion Date.

                           (xi) "Transaction Value" means the sum of (A) $2.00
                  and (B) accrued and unpaid Dividends, if so included at the Corporation's sole discretion.

                  (b) Holder's Conversion Right; Mandatory Conversion. Subject to the provisions of Section 3(d), below, at any time or times on or after the Issuance Date, any Holder of Series B Preferred Shares shall be entitled to convert any whole number of Series B Preferred Shares into fully paid and nonassessable shares of Common Stock in accordance with Section 3(e), at the Conversion Rate (as defined below). If any Series B Preferred Shares remain outstanding on the Mandatory Conversion Date, then, subject to Section 2(d), below, such Series B Preferred Shares shall be converted at the Conversion Rate as of such date in accordance with Section 3(e), below. The Corporation shall not issue any fraction of a share of Common Stock upon any conversion. All shares of Common Stock (including fractions thereof) issuable upon conversion of more than one Preferred Share by a Holder thereof shall be aggregated for purposes of determining whether the conversion would result in the issuance of a fraction of a share of Common Stock. If, after the aforementioned aggregation, the issuance would result in the issuance of a fraction of a share of Common Stock, the Corporation shall round such fraction of a share of Common Stock up to the nearest whole share.

                  (c) Conversion Rate. The number of shares of Common Stock issuable upon conversion of each Preferred Share pursuant to Section 2(b) shall be determined according to the following formula (the "Conversion Rate"):

                               Transaction Value
                               Conversion Price

                  (d) Limitation on Beneficial Ownership. The Corporation shall not effect any conversion of any Preferred Share and no holder of any Preferred Share shall have the right to convert any Preferred Share pursuant to Section 2(b) to the extent that after giving effect to such conversion such Person (together with such Person's affiliates) (A) would beneficially own in excess of 4.9% of the outstanding shares of the Common Stock following such conversion and (B) would have acquired, through conversion of any Preferred Share or otherwise (including without limitation, exercise of any warrant), in excess of 4.9% of the outstanding shares of the Common Stock following such conversion during the 60-day period ending on and including such Conversion Date (defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by a Person and its affiliates or acquired by a Person and its affiliates, as the case may be, shall include the number of shares of Common Stock issuable upon conversion of the Series B Preferred Shares with respect to which the determination of such sentence is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (i) conversion of the remaining, nonconverted Series B Preferred Shares beneficially owned by such Person and its affiliates and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Corporation (including, without limitation, any warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by such Person and its affiliates. Except as set forth in the preceding sentence, for purposes of this Section 3(d), beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended. Notwithstanding anything to the contrary contained herein, each Conversion Notice (defined below) shall constitute a representation by the holder submitting such Conversion Notice that, after giving effect to such Conversion Notice, (A) the holder will not beneficially own (as determined in accordance with this Section 3(d)) and (B) during the 60-day period ending on and including such Conversion Date, the holder will not have acquired, through conversion of any Preferred Share or otherwise (including without limitation, exercise or any Warrant), a number of shares of Common Stock in excess of 4.9% of the outstanding shares of Common Stock as reflected in the Corporation's most recent Form 10-Q (or Form 10-QSB) or Form 10-K (or Form 10-KSB), as the case may be, or more recent public press release or other public notice by the Corporation setting forth the number of shares of Common Stock outstanding, but after giving effect to conversions of any Preferred Share by such holder since the date as of which such number of outstanding shares of Common Stock was reported.

                  (e) Mechanics of Conversion. The conversion of Series B Preferred Shares shall be conducted in the following manner:

                           (i) Holder's Delivery Requirements. To convert Series
                  B Preferred Shares into shares of Common Stock on any date (the "Conversion Date"), the Holder shall (A) transmit by facsimile (or otherwise deliver), for receipt on or prior to 11:59 p.m., Pacific Time on such date, a copy of a fully executed notice of conversion (the "Conversion Notice") to the Corporation's designated transfer agent (the "Transfer Agent") with a copy thereof to the Corporation and (B) surrender to a nationally recognized overnight delivery service carrier for delivery to the Transfer Agent as soon as practicable following such date the original certificates representing the Series B Preferred Shares being converted (or an indemnification undertaking with respect to such shares in the case of their loss, theft or destruction) (the "Preferred Stock Certificates").

                           (ii) Corporation's Response. Upon receipt by the
                  Corporation of a copy of a Conversion Notice, the Corporation shall immediately send, via facsimile, a confirmation of receipt of such Conversion Notice to such Holder and the Transfer Agent, which confirmation shall constitute an instruction to the Transfer Agent to process such Conversion Notice in accordance with the terms herein. Upon receipt by the Transfer Agent of the Preferred Stock Certificates to be converted pursuant to a Conversion Notice, the Transfer Agent shall, on the next Business Day following the date of receipt (or the second Business Day following the date of receipt if received after 11:00 a.m. local time of the Transfer Agent),
                  (A) issue and surrender to a nationally recognized overnight delivery service for overnight delivery to the address as specified in the Conversion Notice, a certificate, registered in the name of the Holder or its designee, for the number of shares of Common Stock to which the Holder shall be entitled, or (B) provided the Transfer Agent is participating in The Depository Trust Corporation ("DTC") Fast Automated Securities Transfer Program, upon the request of the Holder, credit such aggregate number of shares of Common Stock to which the Holder shall be entitled to the Holder's or its designee's balance account with DTC through its Deposit Withdrawal Agent Commission system. If the number of Series B Preferred Shares represented by the Preferred Stock Certificate(s) submitted for conversion is greater than the number of Series B Preferred Shares being converted, then the Transfer Agent shall, as soon as practicable and in no event later than three
                  (3) Business Days after receipt of the Preferred Stock Certificate(s) and at the Corporation's expense, issue and deliver to the Holder a new Preferred Stock Certificate representing the number of Series B Preferred Shares not converted.

                           (iii) Dispute Resolution. In the case of a dispute as
                  to the determination of the arithmetic calculation of the Conversion Rate, the Corporation shall instruct the Transfer Agent to issue to the Holder the number of shares of Common Stock that is not disputed and shall submit the disputed determinations or arithmetic calculations to the Holder via facsimile within one (1) Business Day of receipt of such Holder's Conversion Notice. If such Holder and the Corporation are unable to agree upon the determination of the arithmetic calculation of the Conversion Rate within one (1) Business Day of such disputed determination or arithmetic calculation being submitted to the Holder, then the Corporation shall within one
                  (1) Business Day submit via facsimile the disputed arithmetic calculation of the Conversion Rate to an independent, reputable investment bank or accountant selected by the affected Holders and approved by the Corporation. The Corporation shall cause the investment bank or the accountant, as the case may be, to perform the determinations or calculations and notify the Corporation and the Holder of the results no later than forty-eight (48) hours from the time it receives the disputed determinations or calculations. Such investment bank's or accountant's determination or calculation, as the case may be, shall be binding upon all parties absent manifest error and the Corporation shall be liable and responsible for paying such investment bank or accountant fees and expenses.

                           (iv) Record Holder. The person or persons entitled to
                  receive the shares of Common Stock issuable upon a conversion of Series B Preferred Shares shall be treated for all purposes as the record holder or holders of such shares of Common Stock on the Conversion Date.

                           (v) Pro Rata Conversion. In the event the Corporation
                  receives a Conversion Notice from more than one Holder of Series B Preferred Shares for the same Conversion Date and the Corporation can convert some, but not all, of such Series B Preferred Shares, the Corporation shall convert from each Holder of Series B Preferred Shares electing to have Series B Preferred Shares converted at such time a pro rata amount of such Holder's Series B Preferred Shares submitted for conversion based on the number of Series B Preferred Shares submitted for conversion on such date by such Holder relative to the number of Series B Preferred Shares submitted for conversion on such date.

                           (vi) Mechanics of Mandatory Conversion. Subject to
                  Section 3(d), above, on the Mandatory Conversion Date, all Holders of Series B Preferred Shares shall surrender all Series B Preferred Shares to the Transfer Agent and all Series B Preferred Shares shall be converted as of such date as if the Holders of such Series B Preferred Shares had given the Conversion Notice for all such Series B Preferred Shares on the Mandatory Conversion Date.

                  (f) Taxes. The Corporation shall pay any and all taxes that may be payable with respect to the issuance and delivery of Common Stock upon the conversion of Series B Preferred Shares.

                  (g) Adjustments to Conversion Price. The Conversion Price will be subject to adjustment from time to time as provided in this Section 3(g).

(i) Adjustment of Conversion Price upon Subdivision or Combination of Common Stock. If the Corporation at any time subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision will be proportionately reduced. If the Corporation at any time combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior to such combination will be proportionately increased.

(ii) Other Events. If any event occurs of the type contemplated by the provisions of this Section 3(g) but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Corporation's Board of Directors will make an appropriate adjustment in the Conversion Price so as to protect the rights of the Holders of the Series B Preferred Shares; provided that no such adjustment will increase the Conversion Price as otherwise determined pursuant to this Section 3(g).

(iii) Notice. Immediately upon any adjustment of the Conversion Price, the Corporation will give written notice thereof to each Holder of Series B Preferred Shares, setting forth in reasonable detail, and certifying, the calculation of such adjustment.

         4. Reservation of Shares. The Corporation shall, at all times so long as any of the Series B Preferred Shares are outstanding, reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Series B Preferred Shares, such number of shares (the "Reserved Amount") of Common Stock as shall from time to time be sufficient to effect the conversion of all of the Series B Preferred Shares then outstanding. The initial number of shares of Common Stock reserved for conversions of the Series B Preferred Shares and each increase in the number of shares so reserved shall be allocated pro rata among the Holders of the Series B Preferred Shares based on the number of Series B Preferred Shares held by each Holder at the time of issuance of the Series B Preferred Shares or increase in the number of reserved shares, as the case may be. In the event a Holder shall sell or otherwise transfer any of such Holder's Series B Preferred Shares, each transferee shall be allocated a pro rata portion of the number of reserved shares of Common Stock reserved for such transferor. Any shares of Common Stock reserved and allocated to any Person who ceases to hold any Series B Preferred Shares shall be allocated to the remaining Holders of Series B Preferred Shares, pro rata based on the number of Series B Preferred Shares then held by such Holders.

         5. Voting Rights. Holders of Series B Preferred Shares shall have no voting rights, except as required by law, including but not limited to the General Corporation Law of the State of Nevada, and as expressly provided in the Certificate of Designations.

         6. Liquidation, Dissolution, Winding-Up. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the Holders of the Series B Preferred Shares shall be entitled to receive in cash out of the assets of the Corporation, whether from capital or from earnings available for distribution to its stockholders (the "Liquidation Funds"), before any amount shall be paid to the holders of any of the capital stock of the Corporation of any class junior in rank to the Series B Preferred Shares in respect of the preferences as to the distributions and payments on the liquidation, dissolution and winding up of the Corporation, an amount per Preferred Share equal to $2.00 and any accrued but unpaid Dividends (such sum being referred to as the "Liquidation Preference"); provided that, if the Liquidation Funds are insufficient to pay the full amount due to the Holders of Series B Preferred Shares, then each Holder of Series B Preferred Shares shall receive a percentage of the Liquidation Funds equal to the full amount of Liquidation Funds payable to such Holder as a liquidation preference. The purchase or redemption by the Corporation of stock of any class, in any manner permitted by law, shall not, for the purposes hereof, be regarded as a liquidation, dissolution or winding up of the Corporation. Neither the consolidation or merger of the Corporation with or into any other Person, nor the sale or transfer by the Corporation of less than substantially all of its assets, shall, for the purposes hereof, be deemed to be a liquidation, dissolution or winding up of the Corporation. No Holder of Series B Preferred Shares shall be entitled to receive any amounts with respect thereto upon any liquidation, dissolution or winding up of the Corporation other than the amounts provided for herein; provided that a Holder of Series B Preferred Shares shall be entitled to all amounts previously accrued with respect to amounts owed hereunder.

         7. Preferred Rank. All shares of Series B Preferred Shares shall be of junior rank to all shares of Series A Preferred Shares in respect to the preferences as to distributions and payments upon the liquidation, dissolution and winding up of the Corporation. The rights of the shares of Series B Preferred Shares shall be subject to the preferences and relative rights of the Series A Preferred Shares.

         All shares of Common Stock shall be of junior rank to all Series B Preferred Shares in respect to the preferences as to distributions and payments upon the liquidation, dissolution and winding up of the Corporation. The rights of the shares of Common Stock shall be subject to the preferences and relative rights of the Series B Preferred Shares. Without the prior express written consent of the Holders of not less than three-fifths (3/5) of the then outstanding Series B Preferred Shares, the Corporation shall not hereafter authorize or issue additional or other capital stock that is of senior or equal rank to the Series B Preferred Shares in respect of the preferences as to distributions and payments upon the liquidation, dissolution and winding up of the Corporation. Without the prior express written consent of the Holders of not less than three-fifths (3/5) of the then outstanding Series B Preferred Shares, the Corporation shall not hereafter authorize or make any amendment to the Corporation's Articles of Incorporation or bylaws, or file any resolution of the Board of Directors of the Corporation with the Nevada Secretary of State or enter into any agreement containing any provisions that would adversely affect or otherwise impair the rights or relative priority of the Holders of the Series B Preferred Shares relative to the holders of the Common Stock or the holders of any other class of capital stock. In the event of the merger or consolidation of the Corporation with or into another corporation, the Series B Preferred Shares shall maintain their relative powers, Designations and preferences provided for herein and no merger shall result inconsistent therewith.

         8. Restriction on Cash Dividends. Until all of the Series B Preferred Shares have been converted as provided herein, the Corporation shall not, directly or indirectly, redeem, or declare or pay any cash dividend or distribution on, its Common Stock without the prior express written consent of the Holders of not less than three-fifths (3/5) of the then outstanding Series B Preferred Shares.

         9. Limitation on Number of Conversion Shares. The Corporation shall not be obligated to issue any shares of Common Stock upon conversion of the Series B Preferred Shares if the issuance of such shares of Common Stock would exceed that number of shares of Common Stock that the Corporation may issue upon Conversion of the Series B Preferred Shares (the "Exchange Cap") without breaching the Corporation's obligations under the rules or regulations of the Principal Market, or the market or exchange where the Common Stock is then traded or quoted, except that such limitation shall not apply in the event that the Corporation (a) obtains the approval of its stockholders as required by the applicable rules of the Principal Market, or the market or exchange where the Common Stock is then traded or quoted, (or any successor rule or regulation) for issuances of Common Stock in excess of such amount or (b) obtains a written opinion from outside counsel to the Corporation that such approval is not required, which opinion shall be reasonably satisfactory to the Holders of a majority of the Series B Preferred Shares then outstanding. Until such approval or written opinion is obtained, no purchaser of Series B Preferred Shares (the "Purchasers") shall be issued, upon conversion of Series B Preferred Shares, shares of Common Stock in an amount greater than the product of (i) the Exchange Cap amount multiplied by (ii) a fraction, the numerator of which is the number of Series B Preferred Shares issued to such Purchaser and the denominator of which is the aggregate amount of all the Series B Preferred Shares issued to the Purchasers (the "Cap Allocation Amount"). In the event that any Purchaser shall sell or otherwise transfer any of such Purchaser's Series B Preferred Shares, the transferee shall be allocated a pro rata portion of such Purchaser's Cap Allocation Amount. In the event that any Holder of Series B Preferred Shares shall convert all of such Holder's Series B Preferred Shares into a number of shares of Common Stock which, in the aggregate, is less than such Holder's Cap Allocation Amount, then the difference between such Holder's Cap Allocation Amount and the number of shares of Common Stock actually issued to such Holder shall be allocated to the respective Cap Allocation Amounts of the remaining Holders of Series B Preferred Shares on a pro rata basis in proportion to the number of Series B Preferred Shares then held by each such Holder.

         10. Vote to Change the Terms of Series B Preferred Shares. The affirmative vote at a meeting duly called for such purpose or the written consent without a meeting, of the Holders of not less than three-fifths (3/5) of the then-outstanding Series B Preferred Shares, shall be required for any change to the Certificate of Designations or the Corporation's Articles of Incorporation which would amend, alter, change or repeal any of the powers, Designations, preferences and rights of the Series B Preferred Shares.

         11. Lost or Stolen Certificates. Upon receipt by the Corporation of evidence reasonably satisfactory to the Corporation of the loss, theft, destruction or mutilation of any Preferred Stock Certificates representing the Series B Preferred Shares, and, in the case of loss, theft or destruction, of any indemnification undertaking by the Holder to the Corporation in customary form and, in the case of mutilation, upon surrender and cancellation of the Preferred Stock Certificate(s), the Corporation shall execute and deliver new preferred stock certificate(s) of like tenor and date; provided, however, the Corporation shall not be obligated to re-issue preferred stock certificates if the Holder contemporaneously requests the Corporation to convert such Series B Preferred Shares into Common Stock.

         12. Remedies, Characterizations, Other Obligations, Breaches and Injunctive Relief. The remedies provided in the Certificate of Designations shall be cumulative and in addition to all other remedies available under the Certificate of Designations, at law or in equity (including a decree of specific performance and/or other injunctive relief), no remedy contained herein shall be deemed a waiver of compliance with the provisions giving rise to such remedy and nothing herein shall limit a Holder's right to pursue actual damages for any failure by the Corporation to comply with the terms of the Certificate of Designations. The Corporation covenants to each Holder of Series B Preferred Shares that there shall be no characterization concerning this instrument other than as expressly provided herein. Amounts set forth or provided for herein with respect to payments, conversion and the like (and the computation thereof) shall be the amounts to be received by the Holder thereof and shall not, except as expressly provided herein, be subject to any other obligation of the Corporation (or the performance thereof).

         13. Specific Shall Not Limit General; Construction. No specific provision contained in the Certificate of Designations shall limit or modify any more general provision contained herein. The Certificate of Designations shall be deemed to be jointly drafted by the Corporation and all Holders and shall not be construed against any person as the drafter hereof.

         14. Failure or Indulgence Not Waiver. No failure or delay on the part of a Holder of Series B Preferred Shares in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

Series C Preferred Stock

         1. Designation: Number of Shares. The designation of said series of Preferred Stock shall be Series C Preferred Stock (the "Preferred Shares"). The number of Preferred Shares shall be 150,000. The par value of the Preferred Shares shall be $.001 per share.

         2. Dividends. The Series C Preferred Shares shall not be entitled to receipt of any dividend thereon and the Corporation's Board of Directors shall not declare dividends any in respect of the Series C Preferred Shares.

         3. Conversion of Series C Preferred Shares. Series C Preferred Shares shall be convertible into shares of the Corporation's common stock, $0.001 par value per share (the "Common Stock"), on the terms and conditions set forth in this Section 3.

                  (a) Certain Defined Terms. For purposes of the Certificate of Designations, Preferences and Rights (the "Certificate of Designations"), the following terms shall have the following meanings:

                           (i) "Business Day" means any day in which the
                  Principal Market is open for business.

                           (ii) "Closing Asked Price" means, for any security as
                  of any date, the last closing asked price for such security on the Principal Market as reported by Bloomberg Financial Markets ("Bloomberg"), or, if the Principal Market is not the principal securities exchange or trading market for such security, the last closing asked price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last closing asked price of such security on the OTC Bulletin Board for such security as reported by Bloomberg, or, if no closing asked price is reported for such security by Bloomberg, the last closing trade price of such security as reported by Bloomberg, or, if no last closing trade price is reported for such security by Bloomberg, the average of the asked prices of any market makers for such security as reported by Pink Sheets, LLC. If the Closing Asked Price cannot be calculated for such security on such date on any of the foregoing bases, the Closing Asked Price of such security on such date shall be the fair market value as mutually determined by the Corporation and the holders (each a "Holder" and, collectively, the "Holders") of the Series C Preferred Shares. If the Corporation and the Holders of Series C Preferred Shares are unable to agree upon the fair market value of the Common Stock, then such dispute shall be resolved pursuant to Section 3(f)(iii) below with the term "Closing Asked Price" being substituted for the term "Conversion Rate." (All such determinations to be appropriately adjusted for any stock dividend, stock split or other similar transaction during such period).

                           (iii) "Closing Bid Price" means, for any security as
                  of any date, the last closing bid price for such security on the Principal Market as reported by Bloomberg , or, if the Principal Market is not the principal securities exchange or trading market for such security, the last closing bid price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last closing bid price of such security on the OTC Bulletin Board for such security as reported by Bloomberg, or, if no closing bid price is reported for such security by Bloomberg, the last closing trade price of such security as reported by Bloomberg, or, if no last closing trade price is reported for such security by Bloomberg, the average of the bid prices of any market makers for such security as reported by Pink Sheets, LLC. If the Closing Bid Price cannot be calculated for such security on such date on any of the foregoing bases, the Closing Bid Price of such security on such date shall be the fair market value as mutually determined by the Corporation and the Holders of Series C Preferred Shares. If the Corporation and the Holders of Series C Preferred Shares are unable to agree upon the fair market value of the Common Stock, then such dispute shall be resolved pursuant to Section 3(f)(iii) below with the term "Closing Bid Price" being substituted for the term "Conversion Rate." (All such determinations to be appropriately adjusted for any stock dividend, stock split or other similar transaction during such period).

                           (iv) "Conversion Percentage" shall be one hundred
                  percent (100%).

                           (v) "Conversion Price" means, as of any Conversion
                  Date (as defined below) or other date of determination, the amount determined by multiplying (i) the Market Price of the Corporation Common Stock by (ii) the Conversion Percentage in effect as of such date, subject to adjustment as provided herein.

                           (vi) "Market Price" means, with respect to any
                  security for any period, that price which shall be computed as the volume-weighted arithmetic average of the Closing Bid Prices and Closing Asked Prices for such security during the ninety (90) consecutive trading day period immediately preceding such date of determination. (All such determinations to be appropriately adjusted for any stock dividend, stock split or other similar transaction during such period.)

                           (vii) "Issuance Date" means, with respect to each
                  Series C Preferred Share, the date of issuance of the applicable Series C Preferred Share.

                           (viii) "Mandatory Conversion Date" means, with
                  respect to any Series C Preferred Share, the date that is four
                  (4) years after the Issuance Date.

                           (ix) "Person" means an individual, a limited
                  liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

                           (x) "Principal Market" means the means the principal
                  market on which the Common Stock is quoted or listed for trading as of the Conversion Date.

                           (xi) "Transaction Value" means $2.00.

                  (b) Holder's Conversion Right; Mandatory Conversion. Subject to the provisions and limitations of Sections 3(d), 3(e), and 8, below, at any time or times on or after the date that is one (1) year after the Issuance Date, any Holder of Series C Preferred Shares shall be entitled to convert any whole number of Series C Preferred Shares into fully paid and nonassessable shares of Common Stock in accordance with
         Section 3(f), at the Conversion Rate (as defined below). If any Series C Preferred Shares remain outstanding on the Mandatory Conversion Date, then, subject to Sections 3(e) and 8, below, such Series C Preferred Shares shall be converted at the Conversion Rate as of such date in accordance with Section 3(f), below. The Corporation shall not issue any fraction of a share of Common Stock upon any conversion. All shares of Common Stock (including fractions thereof) issuable upon conversion of more than one Series C Preferred Share by a Holder thereof shall be aggregated for purposes of determining whether the conversion would result in the issuance of a fraction of a share of Common Stock. If, after the aforementioned aggregation, the issuance would result in the issuance of a fraction of a share of Common Stock, the Corporation shall round such fraction of a share of Common Stock up to the nearest whole share.

                  (c) Conversion Rate. The number of shares of Common Stock issuable upon conversion of each Series C Preferred Share pursuant to
         Section 3(b), above, shall be determined according to the following formula (the "Conversion Rate"):

                                      Transaction Value
                                      Conversion Price

         provided, however, that if the Market Price, as used to determine any such Conversion Rate, is greater than $2.00 as of any Conversion Date, then, for purposes of determining the Conversion Rate, such Market Price shall be deemed to have been $2.00.

                  (d) Limitations on Permissive Conversions. During the period that commences on the date that is one (1) year after the Issuance Date and terminates on the Mandatory Conversion Date, and subject to the provisions and limitations of Section 3(e) and 8, below, a Holder shall be entitled to convert not more than that number of Series C Preferred Shares into Common Stock as set forth hereinbelow:

                      Time Period                             Maximum Conversion Percentage
                      -----------                             -----------------------------
                      During the second year                  up to and including
                      after the Issuance Date                 10% of the Series C Preferred
                                                              Shares then owned by Holder

                      During the third year                   up to and including
                      after the Issuance Date                 50% of the Series C Preferred
                                                              Shares then owned
                                                              by Holder (which
                                                              50% includes any
                                                              prior conversion
                                                              rights, whether or
                                                              not so converted)

                      During the fourth year                           up to and including
                      after the Issuance Date                 100% of the Series C Preferred
                                                              Shares then owned by Holder

                  (e) Limitation on Beneficial Ownership. The Corporation shall not effect any conversion of any Series C Preferred Share and no holder of any Series C Preferred Share shall have the right to convert any Series C Preferred Share pursuant to Section 3(b) to the extent that after giving effect to such conversion such Person (together with such Person's affiliates) (A) would beneficially own in excess of 15% of the outstanding shares of the Common Stock following such conversion and
         (B) would have acquired, through conversion of any Series C Preferred Share or otherwise (including without limitation, exercise of any warrant), in excess of 15% of the outstanding shares of the Common Stock following such conversion; provided, however, that all such limitations on the conversion of Series C Preferred Shares into Common Stock shall cease and be of no further force and effect from and after the Mandatory Conversion Date. For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by a Person and its affiliates or acquired by a Person and its affiliates, as the case may be, shall include the number of shares of Common Stock issuable upon conversion of the Series C Preferred Shares with respect to which the determination of such sentence is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (i) conversion of the remaining, nonconverted Series C Preferred Shares beneficially owned by such Person and its affiliates and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Corporation (including, without limitation, any warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by such Person and its affiliates. Except as set forth in the preceding sentence, for purposes of this Section 3(e), beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended. Notwithstanding anything to the contrary contained herein, each Conversion Notice (defined below) shall constitute a representation by the holder submitting such Conversion Notice that, after giving effect to such Conversion Notice, (A) the holder will not beneficially own (as determined in accordance with this Section 3(e)) and (B) the holder will not have acquired, through conversion of any Series C Preferred Share or otherwise (including without limitation, exercise or any Warrant), a number of shares of Common Stock in excess of 15% of the outstanding shares of Common Stock as reflected in the Corporation's most recent Form 10-Q (or Form 10-QSB) or Form 10-K (or Form 10-KSB), as the case may be, or more recent public press release or other public notice by the Corporation setting forth the number of shares of Common Stock outstanding, but after giving effect to conversions of any Series C Preferred Share by such holder since the date as of which such number of outstanding shares of Common Stock was reported; provided, however, that all such limitations on the conversion of Series C Preferred Shares into Common Stock and the ownership thereof shall cease and be of no further force and effect from and after the Mandatory Conversion Date.

                  (f) Mechanics of Conversion. The conversion of Series C Preferred Shares shall be conducted in the following manner:

                           (i) Holder's Delivery Requirements. To convert Series
                  C Preferred Shares into shares of Common Stock on any date (the "Conversion Date"), the Holder shall (A) transmit by facsimile (or otherwise deliver), for receipt on or prior to 11:59 p.m., Pacific Time on such date, a copy of a fully executed notice of conversion (the "Conversion Notice") to the Corporation's designated transfer agent (the "Transfer Agent") with a copy thereof to the Corporation and (B) surrender to a nationally recognized overnight delivery service carrier for delivery to the Transfer Agent as soon as practicable following such date the original certificates representing the Series C Preferred Shares being converted (or an indemnification undertaking with respect to such shares in the case of their loss, theft or destruction) (the "Preferred Stock Certificates").

                           (ii) Corporation's Response. Upon receipt by the
                  Corporation of a copy of a Conversion Notice, the Corporation shall immediately send, via facsimile, a confirmation of receipt of such Conversion Notice to such Holder and the Transfer Agent, which confirmation shall constitute an instruction to the Transfer Agent to process such Conversion Notice in accordance with the terms herein. Upon receipt by the Transfer Agent of the Preferred Stock Certificates to be converted pursuant to a Conversion Notice, the Transfer Agent shall, on the next Business Day following the date of receipt (or the second Business Day following the date of receipt if received after 11:00 a.m. local time of the Transfer Agent),
                  (A) issue and surrender to a nationally recognized overnight delivery service for overnight delivery to the address as specified in the Conversion Notice, a certificate, registered in the name of the Holder or its designee, for the number of shares of Common Stock to which the Holder shall be entitled, or (B) provided the Transfer Agent is participating in The Depository Trust Corporation ("DTC") Fast Automated Securities Transfer Program, upon the request of the Holder, credit such aggregate number of shares of Common Stock to which the Holder shall be entitled to the Holder's or its designee's balance account with DTC through its Deposit Withdrawal Agent Commission system. If the number of Series C Preferred Shares represented by the Preferred Stock Certificate(s) submitted for conversion is greater than the number of Series C Preferred Shares being converted, then the Transfer Agent shall, as soon as practicable and in no event later than three
                  (3) Business Days after receipt of the Preferred Stock Certificate(s) and at the Corporation's expense, issue and deliver to the Holder a new Preferred Stock Certificate representing the number of Series C Preferred Shares not converted.

                           (iii) Dispute Resolution. In the case of a dispute as
                  to the determination of the arithmetic calculation of the Conversion Rate, the Corporation shall instruct the Transfer Agent to issue to the Holder the number of shares of Common Stock that is not disputed and shall submit the disputed determinations or arithmetic calculations to the Holder via facsimile within one (1) Business Day of receipt of such Holder's Conversion Notice. If such Holder and the Corporation are unable to agree upon the determination of the arithmetic calculation of the Conversion Rate within one (1) Business Day of such disputed determination or arithmetic calculation being submitted to the Holder, then the Corporation shall within one
                  (1) Business Day submit via facsimile the disputed arithmetic calculation of the Conversion Rate to an independent, reputable investment bank or accountant selected by the affected Holders and approved by the Corporation. The Corporation shall cause the investment bank or the accountant, as the case may be, to perform the determinations or calculations and notify the Corporation and the Holder of the results no later than forty-eight (48) hours from the time it receives the disputed determinations or calculations. Such investment bank's or accountant's determination or calculation, as the case may be, shall be binding upon all parties absent manifest error and the Corporation shall be liable and responsible for paying such investment bank or accountant fees and expenses.

                           (iv) Record Holder. The person or persons entitled to
                  receive the shares of Common Stock issuable upon a conversion of Series C Preferred Shares shall be treated for all purposes as the record holder or holders of such shares of Common Stock on the Conversion Date.

                           (v) Pro Rata Conversion. In the event the Corporation
                  receives a Conversion Notice from more than one Holder of Series C Preferred Shares for the same Conversion Date and the Corporation can convert some, but not all, of such Series C Preferred Shares, the Corporation shall convert from each Holder of Series C Preferred Shares electing to have Series C Preferred Shares converted at such time a pro rata amount of such Holder's Series C Preferred Shares submitted for conversion based on the number of Series C Preferred Shares submitted for conversion on such date by such Holder relative to the number of Series C Preferred Shares submitted for conversion on such date.

                           (vi) Mechanics of Mandatory Conversion. Subject to
                  Section 3(e), above, and Section 8, below, on the Mandatory Conversion Date, all Holders of Series C Preferred Shares shall surrender all Series C Preferred Shares to the Transfer Agent and all Series C Preferred Shares shall be converted as of such date as if the Holders of such Series C Preferred Shares had given the Conversion Notice for all such Series C Preferred Shares on the Mandatory Conversion Date.

                  (g) Taxes. The Corporation shall pay any and all taxes that may be payable with respect to the issuance and delivery of Common Stock upon the conversion of Series C Preferred Shares.

                  (h) Adjustments to Conversion Price. The Conversion Price will be subject to adjustment from time to time as provided in this Section 3(h).

(i) Adjustment of Conversion Price upon Subdivision or Combination of Common Stock. If the Corporation at any time subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision will be proportionately reduced. If the Corporation at any time combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior to such combination will be proportionately increased.

(ii) Other Events. If any event occurs of the type contemplated by the provisions of this Section 3(h) but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Corporation's Board of Directors will make an appropriate adjustment in the Conversion Price so as to protect the rights of the Holders of the Series C Preferred Shares; provided that no such adjustment will increase the Conversion Price as otherwise determined pursuant to this Section 3(h).

(iii) Notice. Immediately upon any adjustment of the Conversion Price, the Corporation will give written notice thereof to each Holder of Series C Preferred Shares, setting forth in reasonable detail, and certifying, the calculation of such adjustment.

         4. Reservation of Shares. The Corporation shall, at all times so long as any of the Series C Preferred Shares are outstanding, reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Series C Preferred Shares, such number of shares (the "Reserved Amount") of Common Stock as shall from time to time be sufficient to effect the conversion of all of the Series C Preferred Shares then outstanding that, at such time or times are eligible for such conversion. The initial number of shares of Common Stock reserved for conversions of the Series C Preferred Shares and each increase in the number of shares so reserved shall be allocated pro rata among the Holders of the Series C Preferred Shares based on the number of Series C Preferred Shares held by each Holder at the time of issuance of the Series C Preferred Shares or increase in the number of reserved shares, as the case may be. In the event a Holder shall sell or otherwise transfer any of such Holder's Series C Preferred Shares, each transferee shall be allocated a pro rata portion of the number of reserved shares of Common Stock reserved for such transferor. Any shares of Common Stock reserved and allocated to any Person who ceases to hold any Series C Preferred Shares shall be allocated to the remaining Holders of Series C Preferred Shares, pro rata based on the number of Series C Preferred Shares then held by such Holders.

         5. Voting Rights. Holders of Series C Preferred Shares shall have no voting rights, except as required by law, including but not limited to the General Corporation Law of the State of Nevada, and as expressly provided in the Certificate of Designations.

         6. Liquidation, Dissolution, Winding-Up. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the Holders of the Series C Preferred Shares shall be entitled to receive in cash out of the assets of the Corporation, whether from capital or from earnings available for distribution to its stockholders (the "Liquidation Funds"), before any amount shall be paid to the holders of any of the capital stock of the Corporation of any class junior in rank to the Series C Preferred Shares in respect of the preferences as to the distributions and payments on the liquidation, dissolution and winding up of the Corporation, an amount per Series C Preferred Share equal to $2.00 (the "Liquidation Preference"); provided that, if the Liquidation Funds are insufficient to pay the full amount due to the Holders of Series C Preferred Shares, then each Holder of Series C Preferred Shares shall receive a percentage of the Liquidation Funds equal to the full amount of Liquidation Funds payable to such Holder as a liquidation preference. The purchase or redemption by the Corporation of stock of any class, in any manner permitted by law, shall not, for the purposes hereof, be regarded as a liquidation, dissolution or winding up of the Corporation. Neither the consolidation or merger of the Corporation with or into any other Person, nor the sale or transfer by the Corporation of less than substantially all of its assets, shall, for the purposes hereof, be deemed to be a liquidation, dissolution or winding up of the Corporation. No Holder of Series C Preferred Shares shall be entitled to receive any amounts with respect thereto upon any liquidation, dissolution or winding up of the Corporation other than the amounts provided for herein; provided that a Holder of Series C Preferred Shares shall be entitled to all amounts previously accrued with respect to amounts owed hereunder.

         7. Preferred Rank. All shares of Series C Preferred Shares shall be of junior rank to all shares of Series A Preferred Shares and Series B Preferred Shares in respect to the preferences as to distributions and payments upon the liquidation, dissolution and winding up of the Corporation. The rights of the shares of Series C Preferred Shares shall be subject to the preferences and relative rights of the Series A Preferred Shares and the Series B Preferred Shares.

         All shares of Common Stock shall be of junior rank to all Series C Preferred Shares in respect to the preferences as to distributions and payments upon the liquidation, dissolution and winding up of the Corporation. The rights of the shares of Common Stock shall be subject to the preferences and relative rights of the Series C Preferred Shares. Without the prior express written consent of the Holders of not less than three-fifths (3/5) of the then outstanding Series C Preferred Shares, the Corporation shall not hereafter authorize or issue additional or other capital stock that is of senior or equal rank to the Series C Preferred Shares in respect of the preferences as to distributions and payments upon the liquidation, dissolution and winding up of the Corporation. Without the prior express written consent of the Holders of not less than three-fifths (3/5) of the then outstanding Series C Preferred Shares, the Corporation shall not hereafter authorize or make any amendment to the Corporation's Articles of Incorporation or bylaws, or file any resolution of the Board of Directors of the Corporation with the Nevada Secretary of State or enter into any agreement containing any provisions that would adversely affect or otherwise impair the rights or relative priority of the Holders of the Series C Preferred Shares relative to the holders of the Common Stock or the holders of any other class of capital stock. In the event of the merger or consolidation of the Corporation with or into another corporation, the Series C Preferred Shares shall maintain their relative powers, Designations and preferences provided for herein and no merger shall result inconsistent therewith.

         8. Limitation on Number of Conversion Shares. The Corporation shall not be obligated to issue any shares of Common Stock upon conversion of the Series C Preferred Shares if the issuance of such shares of Common Stock would exceed that number of shares of Common Stock that the Corporation may issue upon Conversion of the Series C Preferred Shares (the "Exchange Cap") without breaching the Corporation's obligations under the rules or regulations of the Principal Market, or the market or exchange where the Common Stock is then traded or quoted, except that such limitation shall not apply in the event that the Corporation (a) obtains the approval of its stockholders as required by the applicable rules of the Principal Market, or the market or exchange where the Common Stock is then traded or quoted, (or any successor rule or regulation) for issuances of Common Stock in excess of such amount or (b) obtains a written opinion from outside counsel to the Corporation that such approval is not required, which opinion shall be reasonably satisfactory to the Holders of a majority of the Series C Preferred Shares then outstanding. Until such approval or written opinion is obtained, no purchaser of Series C Preferred Shares (the "Purchasers") shall be issued, upon conversion of Series C Preferred Shares, shares of Common Stock in an amount greater than the product of (i) the Exchange Cap amount multiplied by (ii) a fraction, the numerator of which is the number of Series C Preferred Shares issued to such Purchaser and the denominator of which is the aggregate amount of all the Series C Preferred Shares issued to the Purchasers (the "Cap Allocation Amount"). In the event that any Purchaser shall sell or otherwise transfer any of such Purchaser's Series C Preferred Shares, the transferee shall be allocated a pro rata portion of such Purchaser's Cap Allocation Amount. In the event that any Holder of Series C Preferred Shares shall convert all of such Holder's Series C Preferred Shares into a number of shares of Common Stock which, in the aggregate, is less than such Holder's Cap Allocation Amount, then the difference between such Holder's Cap Allocation Amount and the number of shares of Common Stock actually issued to such Holder shall be allocated to the respective Cap Allocation Amounts of the remaining Holders of Series C Preferred Shares on a pro rata basis in proportion to the number of Series C Preferred Shares then held by each such Holder.

         9. Vote to Change the Terms of Series C Preferred Shares. The affirmative vote at a meeting duly called for such purpose or the written consent without a meeting, of the Holders of not less than three-fifths (3/5) of the then-outstanding Series C Preferred Shares, shall be required for any change to the Certificate of Designations or the Corporation's Articles of Incorporation which would amend, alter, change or repeal any of the powers, Designations, preferences and rights of the Series C Preferred Shares.

         10. Lost or Stolen Certificates. Upon receipt by the Corporation of evidence reasonably satisfactory to the Corporation of the loss, theft, destruction or mutilation of any Preferred Stock Certificates representing the Series C Preferred Shares, and, in the case of loss, theft or destruction, of any indemnification undertaking by the Holder to the Corporation in customary form and, in the case of mutilation, upon surrender and cancellation of the Preferred Stock Certificate(s), the Corporation shall execute and deliver new preferred stock certificate(s) of like tenor and date; provided, however, the Corporation shall not be obligated to re-issue preferred stock certificates if the Holder contemporaneously requests the Corporation to convert such Series C Preferred Shares into Common Stock.

         11. Remedies, Characterizations, Other Obligations, Breaches and Injunctive Relief. The remedies provided in the Certificate of Designations shall be cumulative and in addition to all other remedies available under the Certificate of Designations, at law or in equity (including a decree of specific performance and/or other injunctive relief), no remedy contained herein shall be deemed a waiver of compliance with the provisions giving rise to such remedy and nothing herein shall limit a Holder's right to pursue actual damages for any failure by the Corporation to comply with the terms of the Certificate of Designations. The Corporation covenants to each Holder of Series C Preferred Shares that there shall be no characterization concerning this instrument other than as expressly provided herein. Amounts set forth or provided for herein with respect to payments, conversion and the like (and the computation thereof) shall be the amounts to be received by the Holder thereof and shall not, except as expressly provided herein, be subject to any other obligation of the Corporation (or the performance thereof).

         12. Specific Shall Not Limit General; Construction. No specific provision contained in the Certificate of Designations shall limit or modify any more general provision contained herein. The Certificate of Designations shall be deemed to be jointly drafted by the Corporation and all Holders and shall not be construed against any person as the drafter hereof.

         13. Failure or Indulgence Not Waiver. No failure or delay on the part of a Holder of Series C Preferred Shares in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.


                                  ARTICLE VI
                             Preemptive Rights

         No holder of any of the shares of any class or series of stock or of options, warrants or other rights to purchase shares of any class or series of stock or of other securities of the Corporation shall have any preemptive right to purchase or subscribe for any unissued stock of any class or series, or any unissued bonds, certificates of indebtedness, debentures or other securities convertible into or exchangeable for stock or carrying any right to purchase stock may be issued pursuant to resolution of the board of directors of the Corporation to such persons, firms, corporations or associations, whether or not holders thereof, and upon such terms as may be deemed advisable by the board of directors in the exercise of its sole discretion.


                               ARTICLE VII
                          Repurchase of Shares

         The Corporation may from time to time, pursuant to authorization by the board of directors of the Corporation and without action by the stockholders, purchase or otherwise acquire shares of any class, bonds, debentures, notes, scrip, warrants, obligations, evidences or indebtedness, or other securities of the Corporation in such manner, upon such terms, and in such amounts as the board of directors shall determine; subject, however, to such limitations or restrictions, if any, as are contained in the express terms of any class of shares of the Corporation outstanding at the time of the purchase or acquisition in question or as are imposed by law.


                                  ARTICLE VIII
                   Meetings of Stockholders; Cumulative Voting

         A. No action that is required or permitted to be taken by the stockholders of the Corporation at any annual or special meeting of stockholders may be effected by written consent of stockholders in lieu of a meeting of stockholders, unless the action to be effected by written consent of stockholders and the taking of such action by such written consent have expressly been approved in advance by the board of directors of the Corporation.

         B. Special meeting of the stockholders of the Corporation for any purpose or purposes may be called at any time by the board of directors of the Corporation, or by a committee of the board of directors which as been duly designated by the board of directors and whose powers and authorities, as provided in a resolution of the board of directors or in the bylaws of the Corporation, include the power and authority to call such meetings but such special meetings may not be called by another person or persons.

         C. There shall be no cumulative voting by stockholders of any class or series in the election of directors of the Corporation.

         D. Meetings of stockholders may be held at such place as the bylaws may provide.


                                      ARTICLE IX
                        Notice for Nominations and Proposals

         A. Nominations for the election of directors and proposals for any new business to be taken up at any annual or special meeting of stockholders may be made by the board of directors of the Corporation or by any stockholder of the Corporation entitled to vote generally in the election of directors. In order for a stockholder of the Corporation to make any such nominations and/or proposals at an annual meeting or such proposals at a special meeting, he or she shall give notice thereof in writing, delivered or mailed by first class United States mail, postage prepaid, to the Secretary of the Corporation of less than thirty days nor more than sixty days prior to any such meeting; provided, however, that if less than forty days' notice of the meeting is given to stockholders, such written notice shall be delivered or mailed, as prescribed, to the Secretary of the Corporation not later than the close of the tenth day following the day on which notice of the meeting was mailed to stockholders. Each such notice given by a stockholder with respect to nominations for the election of directors shall set forth (1) the name, age, business address and, if known, residence address of each nominee proposed in such notice, (2) the principal occupation or employment of each such nominee, and (3) the number of shares of stock of the Corporation which are beneficially owned by each such nominee. In addition, the stockholder making such nomination shall promptly provide any other information reasonably requested by the Corporation.

         B. Each such notice given by a stockholder to the Secretary with respect to business proposals to bring before a meeting shall set forth in writing as to each matter: (1) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting; (2) the name and address, as they appear on the Corporation's books, of the stockholder proposing such business; (3) the class and number of shares of the Corporation which are beneficially owned by the stockholder; and (4) any material interest of the stockholder in such business. Notwithstanding anything in this Certificate to the contrary, no business shall be conducted at the meeting except in accordance with the procedures set forth in this Article.

         C. The Chairman of the annual or special meeting of stockholders may, if the facts warrant, determine and declare to such meeting that a nomination or proposal was not made in accordance with the foregoing procedure, and, if he should so determine, he shall so declare to the meeting and the defective nomination or proposal shall be disregarded and laid over for action at the next succeeding adjourned, special or annual meeting of the stockholders taking place thirty days or more thereafter. This provision shall not require the holding of any adjourned or special meeting of stockholders for the purpose of considering such defective nomination or proposal.


                                 ARTICLE X
                                 Directors

         A. Number; Vacancies. The number of directors of the Corporation shall be such number, not less than one nor more than 15 (exclusive of directors, if any, to be elected by holders of preferred stock of the Corporation), as shall be provided from time to time in a resolution adopted by the board of directors, provided that no decrease in the number of directors shall have the effect of shortening the term of any incumbent director, and provided further that no action shall be taken to decrease or increase the number of directors from time to time unless at least two-thirds of the directors then in office shall concur in said action. Exclusive of directors, if any, elected by holders of preferred stock, vacancies in the board of directors of the Corporation, however caused, and newly created directorships shall be filled by a vote of two-thirds of the directors then in office, whether or not a quorum, and any director so chosen shall hold office for a term expiring at the annual meeting of stockholders at which the term of the class to which the director has been chosen expires and when the director's successor is elected and qualified. The board of directors shall be classified in accordance with the provisions of Section B of this
Article X.

         B. Classified Board. The board of directors of the Corporation (other than directors which may be elected by the holders of preferred stock), shall be divided into three classes of directors which shall be designated Class I, Class II and Class III. The members of each class shall be elected for a term of three years and until their successors are elected and qualified. Such classes shall be as nearly equal in number as the then total number of directors constituting the entire board of directors shall permit, exclusive of directors, if any, elected by holders of preferred stock, with the terms of office of all members of one class expiring each year. Should the number of directors not be equally divisible by three, the excess director or directors shall be assigned to Classes I or II as follows: (1) if there shall be an excess of one directorship over the number equally divisible by three, such extra directorship shall be classified in Class I; and (2) if there be an excess of two directorships over a number equally divisible by three, one shall be classified in Class I and the other in Class II. At the organizational meeting of the Corporation, directors of Class I shall be elected to hold office for a term expiring at the first annual meeting of stockholders, directors of Class II shall be elected to hold office for a term expiring at the second succeeding annual meeting of stockholders and directors of Class III shall be elected to hold office for a term expiring at the third succeeding annual meeting thereafter. Thereafter, at each succeeding annual meeting, directors of each class shall be elected for three year terms. Notwithstanding the foregoing, the director whose term shall expire at any annual meeting shall continue to serve until such time as his successor shall have been duly elected and shall have qualified unless his position on the board of directors shall have been abolished by action taken to reduce the size of the board of directors prior to said meeting.

         Should the number of directors of the Corporation be reduced, the directorship(s) eliminated shall be allocated among classes as appropriate so that the number of directors in each class is as specified in the position(s) to be abolished. Notwithstanding the foregoing, no decrease in the number of directors shall have the effect of shortening the term of any incumbent director. Should the number of directors of the Corporation be increased, other than directors which may be elected by the holders of preferred stock, the additional directorships shall be allocated among classes as appropriate so that the number of directors in each class is as specified in the immediately preceding paragraph.

         Whenever the holders of any one or more series of preferred stock of the Corporation shall have the right, voting separately as a class, to elect one or more directors of the Corporation, the board of directors shall include said directors so elected and not be in addition to the number of directors fixed as provided in this Article X. Notwithstanding the foregoing, and except as otherwise may be required by law, whenever the holders of any one or more series of preferred stock of the Corporation elect one or more directors of the Corporation, the terms of the director or directors elected by such holders shall expire at the next succeeding annual meeting of stockholders.


                                    ARTICLE XI
                              Removal of Directors

         Notwithstanding any other provision of this Certificate or the bylaws of the Corporation, any director or all the directors of a single class (but not the entire board of directors) of the Corporation may be removed, at any time, but only for cause and only by the affirmative vote of the holders of at least 75% of the voting power of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors (considered for this purpose as one class) cast at a meeting of the stockholders called for that purpose. Notwithstanding the foregoing, whenever the holders of any one or more series of preferred stock of the Corporation shall have the right, voting separately as a class, to elect one or more directors of the Corporation, the preceding provisions of this Article XI shall not apply with respect to the director or directors elected by such holders of preferred stock.


                                        ARTICLE XII
                                Acquisition of Capital Stock

         A. Definitions. For the purpose of this Article:

                  (1) The term "Act" shall mean the Securities Exchange Act of 1934, as amended, and any successor statute.

                  (2) The term "acting in concert" shall mean (i) knowing participation in a joint activity or conscious parallel action towards a common goal whether or not pursuant to an express agreement, and (ii) a combination or pooling of voting or other interest in the Corporation's outstanding shares of capitol stock for a common purpose, pursuant to any contract, understanding, relationship, agreement or other arrangement, whether written or otherwise.

                  (3) The term "acquire," "acquisition" or "acquiring" with respect to the acquisition of any security of the Corporation shall refer to the acquisition of such security by any means whatsoever, including without limitation, an acquisition of such security by gift, by operation of law, by will or by intestacy, whether voluntarily or involuntarily.

                  (4) The term "Code" means the Internal Revenue Code of 1986, as amended, and any successor statute.

                  (5) The term "Common Stock" means all Common Stock of the Corporation and any other securities issued by the Corporation (other than the Warrants) which are treated as stock for purposes of Section 382 of the Code.

                  (6) The term "Fair Market Value" of the Common Stock shall mean the average of the daily closing prices of the Common Stock for 15 consecutive trading days commencing 20 trading days before the date of such computation The closing price is the last reported sale price on the principal securities exchange on which the Common Stock is listed or, if the Common Stock is not listed on any national securities exchange, the NASDAQ National Marked System, or, if the Common Stock is not designated for trading on the NASDAQ National Market System, the average of the closing bid and asked prices as reported on NASDAQ or, if not so reported, as furnished by the National Quotation Bureau Incorporated. In the absence of such a quotation, the Corporation shall determine the current market rice on a reasonable and appropriate basis of the average of the daily closing prices for 15 consecutive trading days commencing 20 trading days before the date of such computation.

                  (7) The term "own," "owing," "ownership" or "owning" refer to the ownership of securities within the meaning of Section 382 of the Code after taking into account the attribution rules of Section 382(l)(3) of the Code and the regulations promulgated hereunder (except insofar as such attribution would be inconsistent with provisions of this Article XII relating to Warrants).

                  (8) The term "Person" shall mean any individual, firm, corporation, partnership, joint venture or other entity and shall include any group composed of such person and any other person with whom such person or any Affiliate or Associate (as those terms are defined in Rule 12b-2 of the General Rules and Regulations under the
         Act) of such person has any agreement, arrangement or understanding, directly or indirectly, for the purposes of acquiring, holding, voting or disposing of Common Stock or Warrants, and any other person who is a member of such group.

                  (9) The term "Transfer Agent" shall mean the transfer agent with respect to the Common Stock nominated and appointed by the Board of Directors from time to time.

                  (10) The term "Warrant" shall mean any securities issued or assumed by the Corporation, or any securities issuable by the Corporation in respect to issued securities which are convertible into, or which include the right to acquire, shares of Common Stock, whether or not the right to make such conversion or acquisition is subject to any contingencies, including, without limitation, warrants, options, calls, contracts to acquire securities, convertible debt instruments or any other interests treated as an option pursuant to Section 382(l)(3) of the Code.

                  (11) The term "Warrant Agent" shall mean any warrant agent for any Warrants nominated and appointed by the Board of Directors from time to time.

         B. Acquisition of Control Shares.

                  (1) If, at any time during the ten years from the effective date of this Certificate, any Person shall acquire the beneficial ownership (as determined pursuant to Rules 13d-3 and 13d-5 under the Act) of more than 20% of any class of Common Stock, then the record holders of Common stock beneficially owned by such acquiring Person shall have only the voting rights set forth in this paragraph B on any matter requiring their vote or consent. With respect to each vote in excess of 20% of the voting power of the outstanding shares of Common Stock which such record holders would otherwise be entitled to cast without giving effect to this paragraph B, the record holders in the aggregate shall be entitled to cast only one-hundredth of a vote. A Person who is a record owner of shares of Common Stock that are beneficially owned simultaneously by more than one person shall have, with respect to such shares, the right to cast the least number of votes that such person would be entitled to cast under this paragraph B by virtue of such shares being so beneficially owned by any of such acquiring Persons. The effect of the reduction in voting power required by this paragraph B shall be given effect in determination the presence of a quorum for purposes of convening a meeting of the stockholders of the Corporation.

                  (2) The limitation on voting rights prescribed by this paragraph B shall terminate and be of no force and effect as of the earliest to occur of:

                                    (i) the date that any person becomes the
beneficial owner of shares of stock representing at least 75% of the total number of votes entitled to be cast in respect of all outstanding shares of stock, before giving effect to the reduction in votes prescribed by this paragraph B; or

                                    (ii) the date (the "Reference Date") one day
                  prior to the date on which, as a result of such limitation of voting rights, the Common Stock will be delisted from (including by ceasing to be temporarily or provisionally authorized for listing with) the New York Stock Exchange (the "NYSE") or the American Stock Exchange (the "AMEX"), or be no longer authorized for inclusion (including by ceasing to be provisionally or temporarily authorized for inclusion) on the National Association of Securities Dealers, Inc. Automated Quotation System/National Market System ("NASDAQ/NMS"); provided, however, that (a) such termination shall not occur until the earlier of (x) the 90th day after the Reference Date or (y) the first day on or after a Reference Date that there is not pending a proceeding under the rules of the NYSE, the AMEX or the NASDAQ/NMS or any other administrative or judicial proceeding challenging such delisting or removal of authorization of the Common Stock, an application for listing of the Common stock with the NYSE or the AMEX or for authorization for the Common Stock to be including on the NASDAQ/NMS, or an appeal with respect to any such application, and (b) such termination shall not occur by virtue of such delisting or lack of authorization if on or prior to the earlier of the 90th day after the Reference Date or the day on which no proceeding, application or appeal of the type described in (y) above is pending, the Common Stock is approved for listing or continued listing on the NYSE or the AMEX or authorized for inclusion or continued inclusion on the NASDAQ/NMS (including any such approval or authorization which is temporary or provisional). Nothing contained herein shall be construed so as to prevent the Common Stock from continuing to be listed with the NYSE or AMEX or continuing to be authorized for inclusion on the NASDAQ/NMS in the event that the NYSE, AMEX or NASDAQ/NMS, as the case may be, adopts a rule or is governed by an order, decree, ruling or regulation of the Securities and Exchange Commission which provides in whole or in part that companies having Common Stock with differential voting rights listed on the NYSE or the Amex or authorized for inclusion on the NASDAQ/NMS may continue to be so listed or included.

         C. Exceptions. The restrictions contained in this Article XII shall not apply to (1) any underwriter or member of an underwriting or selling group involving a public sale or resale of securities of the Corporation or a subsidiary thereof; provided, however, that upon completion of the sale or resale of such securities, no such underwriter or member of such selling group is a beneficial owner of more than 4.9% of any class of equity security of the Corporation, (2) any revocable proxy granted pursuant to a proxy solicitation in compliance with section 14 of the Act by a stockholder of the Corporation or (3) any employee benefit plans of the Corporation. In addition, the Continuing Directors of the Corporation, the officers and employees of the Corporation and its subsidiaries, the directors of subsidiaries of the Corporation, the employee benefit plans of the Corporation and its subsidiaries, entities organized or established by the Corporation or any subsidiary thereof pursuant to the terms of such plans and trustees and fiduciaries with respect to such plans acting in such capacity shall not be deemed to be a group with respect to their beneficial ownership of voting stock of the Corporation solely by virtue of their being directors, officers or employees of the Corporation or a subsidiary thereof or by virtue of the Continuing Directors of the Corporation, the officers and employees of the Corporation and its subsidiaries and the directors of subsidiaries of the Corporation being fiduciaries or beneficiaries of an employee benefit plan of the Corporation or a subsidiary of the Corporation. Notwithstanding the foregoing, no director, officer or employee of the Corporation or any of its subsidiaries or group of any of them shall be exempt from the provisions of this Article XII should any such person or group become a beneficial owner of more than 20% of any class of equity security of the Corporation.

         D. Construction. A majority of the Continuing Directors, as defined in
Article XIII, shall have the power to construe and apply the provisions of paragraphs B, C and D of this Article XII and to make all determinations necessary or desirable to implement such provisions, including but not limited to matters with respect to (1) the number of shares beneficially owned by any person, (2) whether a person has an agreement, arrangement or understanding with another as to the matters referred to in the definition of beneficial ownership,
(3) the application of any other definition or operative provision of this
Article XII to the given facts or (4) any other matter relating to the applicability or effect of paragraphs B, C and D of this Article XII. Any constructions, applications, or determinations made by the Continuing Directors pursuant to paragraphs B, C and D of this Article XII in good faith and on the basis of such information and assistance as was then reasonably available for such purpose shall be conclusive and binding upon the Corporation and its stockholders.

         E. Partial Invalidity. If any provision of this Article XII or any application of any such provision is determined to be invalid by any federal or state court having jurisdiction over the issues, the validity of the remaining provisions shall not be affected and other applications of such provision shall be affected only to the extent necessary to comply with the determination of such court.


                                   ARTICLE XIII
                     Approval of Certain Business Combinations

         The stockholder vote required to approve Business Combinations (as hereinafter defined) shall be as set forth in this section.

         A. (1) Except as otherwise expressly provided in this Article XIII, and in addition to any other vote required by law, the affirmative vote required by law, the affirmative vote of the holders of (i) at least 75% of the voting power of the outstanding shares entitled to vote thereon (and, if any class or series of shares is entitled to vote thereon separately the affirmative vote of the holders of at least 75% of the outstanding shares of each such class or series), and (ii) at least a majority of the outstanding shares entitled to vote thereon, not including shares deemed beneficially owned by a Related Person (as hereinafter defined), shall be required in order to authorize any of the following:

                           (a) any merger or consolidation of the Corporation or
                  a subsidiary of the Corporation with or into a Related person (as hereinafter defined);

                           (b) any sale, lease, exchange, transfer or other
                  disposition, including without limitation, a mortgage or pledge, of all or any Substantial Part (as hereinafter defined) of the assets of the Corporation (including without limitation any voting securities of a subsidiary) or of a subsidiary, to a Related Person;

                           (c) any merger or consolidation of a Related Person
                  with or into the Corporation or a subsidiary of the Corporation;

                           (d) any sale, lease, exchange, transfer or other
                  disposition of all or any Substantial Part of the assets of a Related Person to the Corporation or a subsidiary of the Corporation;

                           (e) the issuance of any securities of the Corporation
                  or a subsidiary of the Corporation to a Related Person other than on a pro rata basis to all holders of capital stock of the Corporation of the same class or classes held by the Related person, pursuant to a stock split, stock dividend or distribution or warrants or rights, and other than in connection with the exercise or conversion of securities exercisable for or convertible into securities of the Corporation or any of its subsidiaries which securities have been distributed pro rata to all holders of capital stock of the Corporation;

                           (f) the acquisition by the Corporation or a
                  subsidiary of the Corporation of any securities of a Related Person;

                           (g) any reclassification of the common stock of the
                  Corporation, or any recapitalization involving the common stock of the Corporation or any similar transaction (whether or not with or into or otherwise involving a Related Person) that has the effect directly or indirectly, of increasing by more than 1% the proportionate share of the outstanding shares of any class of equity or convertible securities of the Corporation or any subsidiary that are directly or indirectly owned by any Related Person; and

                           (h) any agreement, contract or other arrangement
                  providing for any of the transactions described in this
                  Article XIII.

                  (2) Such affirmative vote shall be required notwithstanding any other provision of this Certificate, any provision of law, or any agreement with any regulatory agency or national securities exchange which might otherwise permit a lesser vote or no vote; provided, however, that in no instance shall the provisions of this Article XIII require the vote of greater than 85% of the voting power of the outstanding shares entitled to vote thereon for the approval of a Business Combination.

                  (3) The term "Business Combination" as used in this Article XIII shall mean any transaction which is referred to in any one or more of subparagraphs A(1)(a) through (h) above.

         B. The provisions of paragraph A shall not be applicable to any particular Business Combination, and such Business Combination shall require only such affirmative vote as is required by any other provision of this Certificate, any provision of law, or any agreement with any regulatory agency or national securities exchange, if the Business Combination shall have been approved in advance by a two-thirds vote of the Continuing Directors (as hereinafter defined; provided, however, that such approval shall only be effective if obtained at a meeting at which a continuing Director Quorum (as hereinafter defined) is present.

         C. For the purposes of this Article XIII the following definitions apply:

                  (1) The term "Related Person" shall mean and include (i) any individual, corporation, partnership or other person or entity which together with its "affiliates" or "associates" (as those terms are defined in the Act) "beneficially owns" (as that there is defined in the Act) in the aggregate 10% or more of the outstanding shares of the common stock of the Corporation; and (ii) any "affiliate" or "associate" (as those terms are defined in the Act) of any such individual, Corporation, partnership or other person or entity; provided, however, that the term "Related Person" shall not include the Corporation, any subsidiary of the Corporation, any employee benefit plan, employee stock plan of the Corporation or of any subsidiary of the Corporation, or any trust established by the Corporation in connection with the foregoing, or any person or entity organized, appointed, established or holding shares of capital stock of the Corporation for or pursuant to the terms of any such plan, nor shall such term encompass shares of capital stock of the Corporation held by any of the foregoing (whether or not held in a fiduciary capacity or otherwise). Without limitation, any shares of the common stock of the Corporation which any Related Person has the right to acquire pursuant to any agreement, or upon exercise or conversion rights, warrants or options, or otherwise, shall be deemed "beneficially owned" by such Related Person.

                  (2) The term "Substantial Part" shall mean more than 25% of the total assets of the entity at issue, as of the end of its most recent fiscal year ending prior to the time the determination is made.

                  (3) The term "Continuing Director" shall mean any member of the board of directors of the Corporation who is unaffiliated with and who is not the Related Person and was a member of the board prior to the time that the Related Person became a Related Person, and any successor of a Continuing Director who is unaffiliated with and who is not the Related Person and is recommended to succeed a Continuing Director by a majority of Continuing Directors then on the board.

                  (4) The term "Continuing Director Quorum" shall mean two-thirds of the Continuing Directors capable of exercising the powers conferred on them.


                                    ARTICLE XIV
                        Evaluation of Business Combinations

         In connection with the exercise of its judgment in determining what is in the best interests of the Corporation and of the stockholders, when evaluating a Business Combination (as defined in Article XIII) or a tender or exchange offer, the board of directors of the Corporation shall, in addition to considering the adequacy of the amount to be paid in connection with any such transaction, consider all of the following factors and any other factors which it deems relevant; (A) the social and economic effects of the transaction on the Corporation and its subsidiaries, employees and customers, creditors and other elements of the communities in which the Corporation and its subsidiaries operate or are located; (B) the business and financial condition and earnings prospects of the acquiring person or entity, including, but not limited to, debt service and other existing financial obligations, financial obligations to be incurred in connection with the acquisition and other likely financial obligations of the acquiring person or entity and the possible effect of such conditions upon the Corporation and its subsidiaries and the other elements of the communities in which the Corporation and its subsidiaries operate or are located; and (C) the competence, experience, and integrity of the acquiring person or entity and its or their management.


                                       ARTICLE XV
                                    Indemnification

         Any person who was or is a party or is or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (whether or not by or in the right of the corporation) by reason of the fact that he is or was a director, officer, incorporator, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, incorporator, employee, partner, trustee, or agent of another corporation, partnership, joint venture, trust, or other enterprise (including an employee benefit plan), shall be entitled to be indemnified by the corporation to the full extent then permitted by law against expenses (including counsel fees and disbursements), judgments, fines (including excise taxes assessed on a person with respect to an employee benefit plan), and amounts paid in settlement incurred by him in connection with such action, suit, or proceeding. Such right of indemnification shall inure whether or not the claim asserted is based on matters which antedate the adoption of this Article XV. Such right of indemnification shall continue as to a person who has ceased to be a director, officer, incorporator, employee, partner, trustee, or agent and shall inure to the benefit of the heirs and personal representatives of such a person. The indemnification provided by this Article XV shall not be deemed exclusive of any other rights which may be provided now or in the future under any provision currently in effect or hereafter adopted of the bylaws, by any agreement, by vote of stockholders, by resolution of disinterested directors, by provisions of law, or otherwise.


                                  ARTICLE XVI
                      Limitations on Directors' Liability

         A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except: (A) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (B) for acts or omissions that are not in good faith or that involve intentional misconduct or a knowing violation of law, (C) under Section 174 of the General Corporation Law of the State of Delaware, or (D) for any transaction from which the director derived any improper personal benefit. If the General Corporation law of the State of Delaware is amended after the date of filing of this Certificate to further eliminate or limit the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law of the State of Delaware, as so amended.

         Any repeal or modification of the foregoing paragraph by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.


                                    ARTICLE XVII
                                Amendment of Bylaws

         In furtherance and not in limitation of the powers conferred by statute, the board of directors of the Corporation is expressly authorized to adopt, repeal, alter, amend and rescind the bylaws of the Corporation by a vote of two-thirds of the board of directors. Notwithstanding any other provision of this Certificate or the bylaws of the Corporation, and in addition to any affirmative vote required by law (and notwithstanding the fact that some lesser percentage may be specified by law), the bylaws shall be adopted, repealed, altered, amended or rescinded by the stockholders of the Corporation only by the vote of the holders of not less than 75% of the voting power of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors (considered for this purpose as one class) cast at a meeting of the stockholders called for that purpose (provided that notice of such proposed adoption, repeal, alteration, amendment or rescission is included in the notice of such meeting), or, as set forth above, by the board of directors.


                                     ARTICLE XVIII
                      Amendment of Certificate of Incorporation

         Subject to the provisions hereof, the Corporation reserves the right to repeal, alter, amend or rescind any provision contained in this Certificate in the manner now or hereafter prescribed by law, and all rights conferred on stockholders herein are granted subject to this reservation. Notwithstanding the foregoing at any time and from time to time, the provisions set forth in Articles VIII, IX, X, XI, XII, XIII, XIV, XV, XVI, XVII and this Article XVIII may be repealed, altered, amended or rescinded in any respect only if the same is approved by the affirmative vote of the holders of not less than 75% of the voting power of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors (considered for this purpose as a single class) cast at a meeting of the stockholders called for that purpose (provided that notice of such proposed adoption, repeal, alteration, amendment or rescission is included in the notice of such meeting).


                                  ARTICLE XIX
                                 Incorporator

         The name and address of the incorporator is:

                                 Danyel Owens
                      770 South Post Oak Lane, Suite 435
                            Houston, Texas 77056

         I, THE UNDERSIGNED, being the incorporator, for the purpose of forming a corporation pursuant to the General Corporation Law of Delaware, does make and file this Certificate of Incorporation, hereby declaring and certifying that the facts herein stated are true, and accordingly have hereunto set my hand this 12th day of March, 2003.

                             /s/Danyel Owens
                            ------------------------------------
                            Danyel Owens



                                    EXHIBIT C
                           Paramco Financial group, Inc.
                     2003 DIRECTORS, OFFICERS AND CONSULTANTS
                 STOCK OPTION, STOCK WARRANT AND STOCK AWARD PLAN

SECTION 1. PURPOSE OF THE PLAN. The purpose of the 2003 Directors, Officers and Consultants Stock Option, Stock Warrant and Stock Award Plan ("Plan") is to maintain the ability of Paramco Financial Group, Inc., a Nevada corporation (the "Company") and its subsidiaries to attract and retain highly qualified and experienced directors, employees and consultants and to give such directors, employees and consultants a continued proprietary interest in the success of the Company and its subsidiaries. In addition the Plan is intended to encourage ownership of common stock, $.001 par value ("Common Stock"), of the Company by the directors, employees and consultants of the Company and its Affiliates (as defined below) and to provide increased incentive for such persons to render services and to exert maximum effort for the success of the Company's business. The Plan provides eligible employees and consultants the opportunity to participate in the enhancement of shareholder value by the grants of warrants, options, restricted common or convertible preferred stock, unrestricted common or convertible preferred stock and other awards under this Plan and to have their bonuses and/or consulting fees payable in warrants, restricted common or convertible preferred stock, unrestricted common or convertible preferred stock and other awards, or any combination thereof. In addition, the Company expects that the Plan will further strengthen the identification of the directors, employees and consultants with the stockholders. Certain options and warrants to be granted under this Plan are intended to qualify as Incentive Stock Options ("ISOs") pursuant to Section 422 of the Internal Revenue Code of 1986, as amended ("Code"), while other options and warrants and preferred stock granted under this Plan will be nonqualified options or warrants which are not intended to qualify as ISOs ("Nonqualified Options"), either or both as provided in the agreements evidencing the options or warrants described in Section 5 hereof and shares of preferred stock. As provided in the designation described in Section
7. Employees, consultants and directors who participate or become eligible to participate in this Plan from time to time are referred to collectively herein as "Participants". As used in this Plan, the term "Affiliates" means any "parent corporation" of the Company and any "subsidiary corporation" of the Company within the meaning of Code Sections 424(e) and (f), respectively.

SECTION 2.  ADMINISTRATION OF THE PLAN.

         (a) Composition of Committee. The Plan shall be administered by the Board of Directors of the Company (the "Board"). When acting in such capacity the Board is herein referred to as the "Committee," which shall also designate the Chairman of the Committee. If the Company is governed by Rule 16b-3 promulgated by the Securities and Exchange Commission ("Commission") pursuant to the Securities Exchange Act of 1934, as amended ("Exchange Act"), no director shall serve as a member of the Committee unless he or she is a "disinterested person" within the meaning of such Rule 16b-3.

         (b) Committee Action. The Committee shall hold its meetings at such times and places as it may determine. A majority of its members shall constitute a quorum, and all determinations of the Committee shall be made by not less than a majority of its members. Any decision or determination reduced to writing and signed by a majority of the members shall be fully as effective as if it had been made by a majority vote of its members at a meeting duly called and held. The Committee may designate the Secretary of the Company or other Company employees to assist the Committee in the administration of the Plan, and may grant authority to such persons to execute award agreements or other documents on behalf of the Committee and the Company. Any duly constituted committee of the Board satisfying the qualifications of this Section 2 may be appointed as the Committee.

         (c) Committee Expenses. All expenses and liabilities incurred by the Committee in the administration of the Plan shall be borne by the Company. The Committee may employ attorneys, consultants, accountants or other persons.

SECTION 3. STOCK RESERVED FOR THE PLAN. Subject to adjustment as provided in
Section 5(d)(xiii) hereof, the aggregate number of shares that may be optioned, subject to conversion or issued under the Plan is 10,000,000 shares of Common Stock, warrants, options, preferred stock or any combination thereof. The shares subject to the Plan shall consist of authorized but unissued shares of Common Stock and such number of shares shall be and is hereby reserved for sale for such purpose. Any of such shares which may remain unsold and which are not subject to issuance upon exercise of outstanding options or warrants or conversion of outstanding shares of preferred stock at the termination of the Plan shall cease to be reserved for the purpose of the Plan, but until termination of the Plan or the termination of the last of the options or warrants granted under the Plan, whichever last occurs, the Company shall at all times reserve a sufficient number of shares to meet the requirements of the Plan. Should any option or warrant expire or be cancelled prior to its exercise in full, the shares theretofore subject to such option or warrant may again be made subject to an option, warrant or shares of convertible preferred stock under the Plan.

         Immediately upon the grant of any option, warrant, shares of preferred stock or award, the number of shares of Common Stock that may be issued or optioned under the Plan will be increased. The number of shares of such increase shall be an amount such that immediately after such increase the total number of shares issuable under the Plan and reserved for issuance upon exercise of outstanding options, warrants or conversion of shares of preferred stock will equal 15% of the total number of issued and outstanding shares of Common Stock of the Company. Such increase in the number of shares subject to the Plan shall occur without the necessity of any further corporate action of any kind or character.

SECTION 4. ELIGIBILITY. The Participants shall include directors, employees, including officers, of the Company and its divisions and subsidiaries, and consultants and attorneys who provide bona fide services to the Company. Participants are eligible to be granted warrants, options, restricted common or convertible preferred stock, unrestricted common or convertible preferred stock and other awards under this Plan and to have their bonuses and/or consulting fees payable in warrants, restricted common or convertible preferred stock, unrestricted common or convertible preferred stock and other awards. A Participant who has been granted an option, warrant or preferred stock hereunder may be granted an additional option, warrant options, warrants or preferred stock, if the Committee shall so determine.

SECTION 5.  GRANT OF OPTIONS OR WARRANTS.

         (a) Committee Discretion. The Committee shall have sole and absolute discretionary authority (i) to determine, authorize, and designate those persons pursuant to this Plan who are to receive warrants, options, restricted common or convertible preferred stock, or unrestricted common or convertible preferred stock under the Plan, (ii) to determine the number of shares of Common Stock to be covered by such grant or such options or warrants and the terms thereof,
(iii) to determine the type of Common Stock granted: restricted common or convertible preferred stock, unrestricted common or convertible preferred stock or a combination of restricted and unrestricted common or convertible preferred stock, and (iv) to determine the type of option or warrant granted: ISO, Nonqualified Option or a combination of ISO and Nonqualified Options. The Committee shall thereupon grant options or warrants in accordance with such determinations as evidenced by a written option or warrant agreement. Subject to the express provisions of the Plan, the Committee shall have discretionary authority to prescribe, amend and rescind rules and regulations relating to the Plan, to interpret the Plan, to prescribe and amend the terms of the option or warrant agreements (which need not be identical) and to make all other determinations deemed necessary or advisable for the administration of the Plan.

         (b) Stockholder Approval. All ISOs granted under this Plan are subject to, and may not be exercised before, the approval of this Plan by the stockholders prior to the first anniversary date of the Board meeting held to approve the Plan, by the affirmative vote of the holders of a majority of the outstanding shares of the Company present, or represented by proxy, and entitled to vote thereat, or by written consent in accordance with the laws of the State of Nevada, provided that if such approval by the stockholders of the Company is not forthcoming, all options or warrants and stock awards previously granted under this Plan other than ISOs shall be valid in all respects.

         (c) Limitation on Incentive Stock Options and Warrants. The aggregate fair market value (determined in accordance with Section 5(d)(ii) of this Plan at the time the option or warrant is granted) of the Common Stock with respect to which ISOs may be exercisable for the first time by any Participant during any calendar year under all such plans of the Company and its Affiliates shall not exceed $3,000,000.

         (d) Terms and Conditions. Each option or warrant granted under the Plan shall be evidenced by an agreement, in a form approved by the Committee, which shall be subject to the following express terms and conditions and to such other terms and conditions as the Committee may deem appropriate:

                  (i) Option or Warrant Period. The Committee shall promptly notify the Participant of the option or warrant grant and a written agreement shall promptly be executed and delivered by and on behalf of the Company and the Participant, provided that the option or warrant grant shall expire if a written agreement is not signed by said Participant (or his agent or attorney) and returned to the Company within 60 days from date of receipt by the Participant of such agreement. The date of grant shall be the date the option or warrant is actually granted by the Committee, even though the written agreement may be executed and delivered by the Company and the Participant after that date. Each option or warrant agreement shall specify the period for which the option or warrant thereunder is granted (which in no event shall exceed ten years from the date of grant) and shall provide that the option or warrant shall expire at the end of such period. If the original term of an option or warrant is less than ten years from the date of grant, the option or warrant may be amended prior to its expiration, with the approval of the Committee and the Participant, to extend the term so that the term as amended is not more than ten years from the date of grant. However, in the case of an ISO granted to an individual who, at the time of grant, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or its Affiliate ("Ten Percent Stockholder"), such period shall not exceed five years from the date of grant.

                  (ii) Option or Warrant Price. The purchase price of each share of Common Stock subject to each option or warrant granted pursuant to the Plan shall be determined by the Committee at the time the option or warrant is granted and, in the case of ISOs, shall not be less than 100% of the fair market value of a share of Common Stock on the date the option or warrant is granted, as determined by the Committee. In the case of an ISO granted to a Ten Percent Stockholder, the option or warrant price shall not be less than 110% of the fair market value of a share of Common Stock on the date the option or warrant is granted. The purchase price of each share of Common Stock subject to a Nonqualified Option or Warrant under this Plan shall be determined by the Committee prior to granting the option or warrant. The Committee shall set the purchase price for each share subject to a Nonqualified Option or Warrant at either the fair market value of each share on the date the option or warrant is granted, or at such other price as the Committee in its sole discretion shall determine.

                  At the time a determination of the fair market value of a share of Common Stock is required to be made hereunder, the determination of its fair market value shall be made by the Committee in such manner as it deems appropriate.

                  (iii) Exercise Period. The Committee may provide in the option or warrant agreement that an option or warrant may be exercised in whole, immediately, or is to be exercisable in increments. In addition, the Committee may provide that the exercise of all or part of an option or warrant is subject to specified performance by the Participant.

                  (iv) Procedure for Exercise. Options or warrants shall be exercised in the manner specified in the option or warrant agreement. The notice of exercise shall specify the address to which the certificates for such shares are to be mailed. A Participant shall be deemed to be a stockholder with respect to shares covered by an option or warrant on the date specified in the option or warrant agreement . As promptly as practicable, the Company shall deliver to the Participant or other holder of the warrant, certificates for the number of shares with respect to which such option or warrant has been so exercised, issued in the holder's name or such other name as holder directs; provided, however, that such delivery shall be deemed effected for all purposes when a stock transfer agent of the Company shall have deposited such certificates with a carrier for overnight delivery, addressed to the holder at the address specified pursuant to this
         Section 6(d).

                  (v) Termination of Employment. If an executive officer to whom an option or warrant is granted ceases to be employed by the Company for any reason other than death or disability, any option or warrant which is exercisable on the date of such termination of employment may be exercised during a period beginning on such date and ending at the time set forth in the option or warrant agreement; provided, however, that if a Participant's employment is terminated because of the Participant's theft or embezzlement from the Company, disclosure of trade secrets of the Company or the commission of a willful, felonious act while in the employment of the Company (such reasons shall hereinafter be collectively referred to as "for cause"), then any option or warrant or unexercised portion thereof granted to said Participant shall expire upon such termination of employment. Notwithstanding the foregoing, no ISO may be exercised later than three months after an employee's termination of employment for any reason other than death or disability.

                  (vi) Disability or Death of Participant. In the event of the determination of disability or death of a Participant under the Plan while he or she is employed by the Company, the options or warrants previously granted to him may be exercised (to the extent he or she would have been entitled to do so at the date of the determination of disability or death) at any time and from time to time, within a period beginning on the date of such determination of disability or death and ending at the time set forth in the option or warrant agreement, by the former employee, the guardian of his estate, the executor or administrator of his estate or by the person or persons to whom his rights under the option or warrant shall pass by will or the laws of descent and distribution, but in no event may the option or warrant be exercised after its expiration under the terms of the option or warrant agreement. Notwithstanding the foregoing, no ISO may be exercised later than one year after the determination of disability or death. A Participant shall be deemed to be disabled if, in the opinion of a physician selected by the Committee, he or she is incapable of performing services for the Company of the kind he or she was performing at the time the disability occurred by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long, continued and indefinite duration. The date of determination of disability for purposes hereof shall be the date of such determination by such physician.

                  (vii) Assignability. An option or warrant shall be assignable or otherwise transferable, in whole or in part, by a Participant as provided in the option, warrant or designation of the series of preferred stock.

                  (viii) Incentive Stock Options. Each option or warrant agreement may contain such terms and provisions as the Committee may determine to be necessary or desirable in order to qualify an option or warrant designated as an incentive stock option.

                  (ix) Restricted Stock Awards. Awards of restricted stock under this Plan shall be subject to all the applicable provisions of this Plan, including the following terms and conditions, and to such other terms and conditions not inconsistent therewith, as the Committee shall determine:

                           (A) Awards of restricted stock may be in addition to
                  or in lieu of option or warrant grants. Awards may be conditioned on the attainment of particular performance goals based on criteria established by the Committee at the time of each award of restricted stock. During a period set forth in the agreement (the "Restriction Period"), the recipient shall not be permitted to sell, transfer, pledge, or otherwise encumber the shares of restricted stock; except that such shares may be used, if the agreement permits, to pay the option or warrant price pursuant to any option or warrant granted under this Plan, provided an equal number of shares delivered to the Participant shall carry the same restrictions as the shares so used. Shares of restricted stock shall become free of all restrictions if during the Restriction Period, (i) the recipient dies, (ii) the recipient's directorship, employment, or consultancy terminates by reason of permanent disability, as determined by the Committee, (iii) the recipient retires after attaining both 59 1/2 years of age and five years of continuous service with the Company and/or a division or subsidiary, or (iv) if provided in the agreement, there is a "change in control" of the Company (as defined in such agreement). The Committee may require medical evidence of permanent disability, including medical examinations by physicians selected by it. Unless and to the extent otherwise provided in the agreement, shares of restricted stock shall be forfeited and revert to the Company upon the recipient's termination of directorship, employment or consultancy during the Restriction Period for any reason other than death, permanent disability, as determined by the Committee, retirement after attaining both 59 1/2 years of age and five years of continuous service with the Company and/or a subsidiary or division, or, to the extent provided in the agreement, a "change in control" of the Company (as defined in such agreement), except to the extent the Committee, in its sole discretion, finds that such forfeiture might not be in the best interests of the Company and, therefore, waives all or part of the application of this provision to the restricted stock held by such recipient. Certificates for restricted stock shall be registered in the name of the recipient but shall be imprinted with the appropriate legend and returned to the Company by the recipient, together with a stock power endorsed in blank by the recipient. The recipient shall be entitled to vote shares of restricted stock and shall be entitled to all dividends paid thereon, except that dividends paid in Common Stock or other property shall also be subject to the same restrictions.

                           (B) Restricted Stock shall become free of the
                  foregoing restrictions upon expiration of the applicable Restriction Period and the Company shall then deliver to the recipient Common Stock certificates evidencing such stock. Restricted stock and any Common Stock received upon the expiration of the restriction period shall be subject to such other transfer restrictions and/or legend requirements as are specified in the applicable agreement.

                  (x) Bonuses and Past Salaries and Fees Payable in Unrestricted Stock.

                           (A) In lieu of cash bonuses otherwise payable under
                  the Company's or applicable division's or subsidiary's compensation practices to employees and consultants eligible to participate in this Plan, the Committee, in its sole discretion, may determine that such bonuses shall be payable in unrestricted Common Stock or partly in unrestricted Common Stock and partly in cash. Such bonuses shall be in consideration of services previously performed and as an incentive toward future services and shall consist of shares of unrestricted Common Stock subject to such terms as the Committee may determine in its sole discretion. The number of shares of unrestricted Common Stock payable in lieu of a bonus otherwise payable shall be determined by dividing such bonus amount by the fair market value of one share of Common Stock on the date the bonus is payable, with fair market value determined as of such date in accordance with Section 5(d)(ii).

                           (B) In lieu of salaries and fees otherwise payable by
                  the Company to employees, attorneys and consultants eligible to participate in this Plan that were incurred for services rendered during, prior or after the year of 2003, the Committee, in its sole discretion, may determine that such unpaid salaries and fees shall be payable in unrestricted Common Stock or partly in unrestricted Common Stock and partly in cash. Such awards shall be in consideration of services previously performed and as an incentive toward future services and shall consist of shares of unrestricted Common Stock subject to such terms as the Committee may determine in its sole discretion. The number of shares of unrestricted Common Stock payable in lieu of a salaries and fees otherwise payable shall be determined by dividing each calendar month's of unpaid salary or fee amount by the average trading value of the Common Stock for the calendar month during which the subject services were provided.

                  (xi) No Rights as Stockholder. No Participant shall have any rights as a stockholder with respect to shares covered by an option or warrant until the option or warrant is exercised as provided in clause
         (d) above.

                  (xii) Extraordinary Corporate Transactions. The existence of outstanding options or warrants shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations, exchanges, or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issuance of Common Stock or other securities or subscription rights thereto, or any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise. If the Company recapitalizes or otherwise changes its capital structure, or merges, consolidates, sells all of its assets or dissolves (each of the foregoing a "Fundamental Change"), then thereafter upon any exercise of an option or warrant theretofore granted the Participant shall be entitled to purchase under such option or warrant, in lieu of the number of shares of Common Stock as to which option or warrant shall then be exercisable, the number and class of shares of stock and securities to which the Participant would have been entitled pursuant to the terms of the Fundamental Change if, immediately prior to such Fundamental Change, the Participant had been the holder of record of the number of shares of Common Stock as to which such option or warrant is then exercisable. If (i) the Company shall not be the surviving entity in any merger or consolidation (or survives only as a subsidiary of another entity), (ii) the Company sells all or substantially all of its assets to any other person or entity (other than a wholly-owned subsidiary), (iii) any person or entity (including a "group" as contemplated by Section 13(d)(3) of the Exchange Act) acquires or gains ownership or control of (including, without limitation, power to vote) more than 50% of the outstanding shares of Common Stock, (iv) the Company is to be dissolved and liquidated, or (v) as a result of or in connection with a contested election of directors, the persons who were directors of the Company before such election shall cease to constitute a majority of the Board (each such event in clauses (i) through (v) above is referred to herein as a "Corporate Change"), the Committee, in its sole discretion, may accelerate the time at which all or a portion of a Participant's option or warrants may be exercised for a limited period of time before or after a specified date.

                  (xiii) Changes in Company's Capital Structure. If the outstanding shares of Common Stock or other securities of the Company, or both, for which the option or warrant is then exercisable at any time be changed or exchanged by declaration of a stock dividend, stock split, combination of shares, recapitalization, or reorganization, the number and kind of shares of Common Stock or other securities which are subject to the Plan or subject to any options or warrants theretofore granted, and the option or warrant prices, shall be adjusted only as provided in the option or warrant.

                  (xiv) Acceleration of Options and Warrants. Except as hereinbefore expressly provided, (i) the issuance by the Company of shares of stock or any class of securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, (ii) the payment of a dividend in property other than Common Stock or (iii) the occurrence of any similar transaction, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to options or warrants theretofore granted or the purchase price per share, unless the Committee shall determine, in its sole discretion, that an adjustment is necessary to provide equitable treatment to Participant. Notwithstanding anything to the contrary contained in this Plan, the Committee may, in its sole discretion, accelerate the time at which any option or warrant may be exercised, including, but not limited to, upon the occurrence of the events specified in this Section 5, and is authorized at any time (with the consent of the Participant) to purchase options or warrants pursuant to Section 6.

SECTION 6.  RELINQUISHMENT OF OPTIONS OR WARRANTS.

         (a) The Committee, in granting options or warrants hereunder, shall have discretion to determine whether or not options or warrants shall include a right of relinquishment as hereinafter provided by this Section 6. The Committee shall also have discretion to determine whether an option or warrant agreement evidencing an option or warrant initially granted by the Committee without a right of relinquishment shall be amended or supplemented to include such a right of relinquishment. Neither the Committee nor the Company shall be under any obligation or incur any liability to any person by reason of the Committee's refusal to grant or include a right of relinquishment in any option or warrant granted hereunder or in any option or warrant agreement evidencing the same. Subject to the Committee's determination in any case that the grant by it of a right of relinquishment is consistent with Section 1 hereof, any option or warrant granted under this Plan, and the option or warrant agreement evidencing such option or warrant, may provide:

                  (i) That the Participant, or his or her heirs or other legal representatives to the extent entitled to exercise the option or warrant under the terms thereof, in lieu of purchasing the entire number of shares subject to purchase thereunder, shall have the right to relinquish all or any part of the then unexercised portion of the option or warrant (to the extent then exercisable) for a number of shares of Common Stock to be determined in accordance with the following provisions of this clause (i):

                           (A) The written notice of exercise of such right of
                  relinquishment shall state the percentage of the total number of shares of Common Stock issuable pursuant to such relinquishment (as defined below) that the Participant elects to receive;

                           (B) The number of shares of Common Stock, if any,
                  issuable pursuant to such relinquishment shall be the number of such shares, rounded to the next greater number of full shares, as shall be equal to the quotient obtained by dividing
                  (i) the Appreciated Value by (ii) the purchase price for each of such shares specified in such option or warrant;

                           (C) For the purpose of this clause (C), "Appreciated
                  Value" means the excess, if any, of (x) the total current market value of the shares of Common Stock covered by the option or warrant or the portion thereof to be relinquished over (y) the total purchase price for such shares specified in such option or warrant;

                  (ii) That such right of relinquishment may be exercised only upon receipt by the Company of a written notice of such relinquishment which shall be dated the date of election to make such relinquishment; and that, for the purposes of this Plan, such date of election shall be deemed to be the date when such notice is sent by registered or certified mail, or when receipt is acknowledged by the Company, if mailed by other than registered or certified mail or if delivered by hand or by any telegraphic communications equipment of the sender or otherwise delivered; provided, that, in the event the method just described for determining such date of election shall not be or remain consistent with the provisions of Section 16(b) of the Exchange Act or the rules and regulations adopted by the Commission thereunder, as presently existing or as may be hereafter amended, which regulations exempt from the operation of Section 16(b) of the Exchange Act in whole or in part any such relinquishment transaction, then such date of election shall be determined by such other method consistent with
         Section 16(b) of the Exchange Act or the rules and regulations thereunder as the Committee shall in its discretion select and apply;

                  (iii) That the "current market value" of a share of Common Stock on a particular date shall be deemed to be its fair market value on that date as determined in accordance with Paragraph 5(d)(ii); and

                  (iv) That the option or warrant, or any portion thereof, may be relinquished only to the extent that (A) it is exercisable on the date written notice of relinquishment is received by the Company, and
         (B) the holder of such option or warrant pays, or makes provision satisfactory to the Company for the payment of, any taxes which the Company is obligated to collect with respect to such relinquishment.

         (b) The Committee shall have sole discretion to consent to or disapprove, and neither the Committee nor the Company shall be under any liability by reason of the Committee's disapproval of, any election by a holder of preferred stock to relinquish such preferred stock in whole or in part as provided in Paragraph 7(a), except that no such consent to or approval of a relinquishment shall be required under the following circumstances. Each Participant who is subject to the short-swing profits recapture provisions of
Section 16(b) of the Exchange Act ("Covered Participant") shall not be entitled to receive shares of Common Stock when options or warrants are relinquished during any window period commencing on the third business day following the Company's release of a quarterly or annual summary statement of sales and earnings and ending on the twelfth business day following such release ("Window Period"). A Covered Participant shall be entitled to receive shares of Common Stock upon the relinquishment of options or warrants outside a Window Period.

         (c) The Committee, in granting options or warrants hereunder, shall have discretion to determine the terms upon which such options or warrants shall be relinquishable, subject to the applicable provisions of this Plan, and including such provisions as are deemed advisable to permit the exemption from the operation from Section 16(b) of the Exchange Act of any such relinquishment transaction, and options or warrants outstanding, and option agreements evidencing such options, may be amended, if necessary, to permit such exemption. If options or warrants are relinquished, such option or warrant shall be deemed to have been exercised to the extent of the number of shares of Common Stock covered by the option or warrant or part thereof which is relinquished, and no further options or warrants may be granted covering such shares of Common Stock.

         (d) Any options or warrants or any right to relinquish the same to the Company as contemplated by this Paragraph 6 shall be assignable by the Participant, provided the transaction complies with any applicable securities laws.

         (e) Except as provided in Section 6(f) below, no right of relinquishment may be exercised within the first six months after the initial award of any option or warrant containing, or the amendment or supplementation of any existing option or warrant agreement adding, the right of relinquishment.

         (f) No right of relinquishment may be exercised after the initial award of any option or warrant containing, or the amendment or supplementation of any existing option or warrant agreement adding the right of relinquishment, unless such right of relinquishment is effective upon the Participant's death, disability or termination of his relationship with the Company for a reason other than "for cause."

SECTION 7.  GRANT OF CONVERTIBLE PREFERRED STOCK.

         (a) Committee Discretion. The Committee shall have sole and absolute discretionary authority (i) to determine, authorize, and designate those persons pursuant to this Plan who are to receive restricted preferred stock, or unrestricted preferred stock under the Plan, and (ii) to determine the number of shares of Common Stock to be issued upon conversion of such shares of preferred stock and the terms thereof. The Committee shall thereupon grant shares of preferred stock in accordance with such determinations as evidenced by a written preferred stock designation. Subject to the express provisions of the Plan, the Committee shall have discretionary authority to prescribe, amend and rescind rules and regulations relating to the Plan, to interpret the Plan, to prescribe and amend the terms of the preferred stock designation (which need not be identical) and to make all other determinations deemed necessary or advisable for the administration of the Plan.

         (b) Terms and Conditions. Each series of preferred stock granted under the Plan shall be evidenced by a designation in the form for filing with the Secretary of State of the state of incorporation of the Company, containing such terms as approved by the Committee, which shall be subject to the following express terms and conditions and to such other terms and conditions as the Committee may deem appropriate:

                  (i) Conversion Ratio. The number of shares of Common Stock issuable upon conversion of each share of preferred stock granted pursuant to the Plan shall be determined by the Committee at the time the preferred stock is granted. The conversion ration may be determined by reference to the fair market value of each share of Common Stock on the date the preferred stock is granted, or at such other price as the Committee in its sole discretion shall determine.

                  At the time a determination of the fair market value of a share of Common Stock is required to be made hereunder, the determination of its fair market value shall be made in accordance with Paragraph 5(d)(ii).

                  (ii) Conversion Period. The Committee may provide in the preferred stock agreement that an preferred stock may be converted in whole, immediately, or is to be convertible in increments. In addition, the Committee may provide that the conversion of all or part of an preferred stock is subject to specified performance by the Participant.

                  (iii) Procedure for Conversion. Shares of preferred stock shall be converted in the manner specified in the preferred stock designation. The notice of conversion shall specify the address to which the certificates for such shares are to be mailed. A Participant shall be deemed to be a stockholder with respect to shares covered by preferred stock on the date specified in the preferred stock agreement . As promptly as practicable, the Company shall deliver to the Participant or other holder of the warrant, certificates for the number of shares with respect to which such preferred stock has been so converted, issued in the holder's name or such other name as holder directs; provided, however, that such delivery shall be deemed effected for all purposes when a stock transfer agent of the Company shall have deposited such certificates with a carrier for overnight delivery, addressed to the holder at the address specified pursuant to this
         Section 6(d).

                  (iv) Termination of Employment. If an executive officer to whom preferred stock is granted ceases to be employed by the Company for any reason other than death or disability, any preferred stock which is convertible on the date of such termination of employment may be converted during a period beginning on such date and ending at the time set forth in the preferred stock agreement; provided, however, that if a Participant's employment is terminated because of the Participant's theft or embezzlement from the Company, disclosure of trade secrets of the Company or the commission of a willful, felonious act while in the employment of the Company (such reasons shall hereinafter be collectively referred to as "for cause"), then any preferred stock or unconverted portion thereof granted to said Participant shall expire upon such termination of employment. Notwithstanding the foregoing, no ISO may be converted later than three months after an employee's termination of employment for any reason other than death or disability.

                  (v) Disability or Death of Participant. In the event of the determination of disability or death of a Participant under the Plan while he or she is employed by the Company, the preferred stock previously granted to him may be converted (to the extent he or she would have been entitled to do so at the date of the determination of disability or death) at any time and from time to time, within a period beginning on the date of such determination of disability or death and ending at the time set forth in the preferred stock agreement, by the former employee, the guardian of his estate, the executor or administrator of his estate or by the person or persons to whom his rights under the preferred stock shall pass by will or the laws of descent and distribution, but in no event may the preferred stock be converted after its expiration under the terms of the preferred stock agreement. Notwithstanding the foregoing, no ISO may be converted later than one year after the determination of disability or death. A Participant shall be deemed to be disabled if, in the opinion of a physician selected by the Committee, he or she is incapable of performing services for the Company of the kind he or she was performing at the time the disability occurred by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long, continued and indefinite duration. The date of determination of disability for purposes hereof shall be the date of such determination by such physician.

                  (vi) Assignability. Preferred stock shall be assignable or otherwise transferable, in whole or in part, by a Participant.

                  (vii) Restricted Stock Awards. Awards of restricted preferred stock under this Plan shall be subject to all the applicable provisions of this Plan, including the following terms and conditions, and to such other terms and conditions not inconsistent therewith, as the Committee shall determine:

                           (A) Awards of restricted preferred stock may be in
                  addition to or in lieu of preferred stock grants. Awards may be conditioned on the attainment of particular performance goals based on criteria established by the Committee at the time of each award of restricted preferred stock. During a period set forth in the agreement (the "Restriction Period"), the recipient shall not be permitted to sell, transfer, pledge, or otherwise encumber the shares of restricted preferred stock. Shares of restricted preferred stock shall become free of all restrictions if during the Restriction Period, (i) the recipient dies, (ii) the recipient's directorship, employment, or consultancy terminates by reason of permanent disability, as determined by the Committee, (iii) the recipient retires after attaining both 59 1/2 years of age and five years of continuous service with the Company and/or a division or subsidiary, or (iv) if provided in the agreement, there is a "change in control" of the Company (as defined in such agreement). The Committee may require medical evidence of permanent disability, including medical examinations by physicians selected by it. Unless and to the extent otherwise provided in the agreement, shares of restricted preferred stock shall be forfeited and revert to the Company upon the recipient's termination of directorship, employment or consultancy during the Restriction Period for any reason other than death, permanent disability, as determined by the Committee, retirement after attaining both 59 1/2 years of age and five years of continuous service with the Company and/or a subsidiary or division, or, to the extent provided in the agreement, a "change in control" of the Company (as defined in such agreement), except to the extent the Committee, in its sole discretion, finds that such forfeiture might not be in the best interests of the Company and, therefore, waives all or part of the application of this provision to the restricted preferred stock held by such recipient. Certificates for restricted preferred stock shall be registered in the name of the recipient but shall be imprinted with the appropriate legend and returned to the Company by the recipient, together with a preferred stock power endorsed in blank by the recipient. The recipient shall be entitled to vote shares of restricted preferred stock and shall be entitled to all dividends paid thereon, except that dividends paid in Common Stock or other property shall also be subject to the same restrictions.

                           (B) Restricted preferred stock shall become free of
                  the foregoing restrictions upon expiration of the applicable Restriction Period and the Company shall then deliver to the recipient Common Stock certificates evidencing such stock. Restricted preferred stock and any Common Stock received upon the expiration of the restriction period shall be subject to such other transfer restrictions and/or legend requirements as are specified in the applicable agreement.

                  (x) Bonuses and Past Salaries and Fees Payable in Unrestricted Preferred stock.

                           (A) In lieu of cash bonuses otherwise payable under
                  the Company's or applicable division's or subsidiary's compensation practices to employees and consultants eligible to participate in this Plan, the Committee, in its sole discretion, may determine that such bonuses shall be payable in unrestricted Common Stock or partly in unrestricted Common Stock and partly in cash. Such bonuses shall be in consideration of services previously performed and as an incentive toward future services and shall consist of shares of unrestricted Common Stock subject to such terms as the Committee may determine in its sole discretion. The number of shares of unrestricted Common Stock payable in lieu of a bonus otherwise payable shall be determined by dividing such bonus amount by the fair market value of one share of Common Stock on the date the bonus is payable, with fair market value determined as of such date in accordance with Section 5(d)(ii).

                           (B) In lieu of salaries and fees otherwise payable by
                  the Company to employees, attorneys and consultants eligible to participate in this Plan that were incurred for services rendered during, prior or after the year of 2003, the Committee, in its sole discretion, may determine that such unpaid salaries and fees shall be payable in unrestricted Common Stock or partly in unrestricted Common Stock and partly in cash. Such awards shall be in consideration of services previously performed and as an incentive toward future services and shall consist of shares of unrestricted Common Stock subject to such terms as the Committee may determine in its sole discretion. The number of shares of unrestricted Common Stock payable in lieu of a salaries and fees otherwise payable shall be determined by dividing each calendar month's of unpaid salary or fee amount by the average trading value of the Common Stock for the calendar month during which the subject services were provided.

                  (xi) No Rights as Stockholder. No Participant shall have any rights as a stockholder with respect to shares covered by an preferred stock until the preferred stock is converted as provided in clause
         (b)(iii) above.

                  (xii) Extraordinary Corporate Transactions. The existence of outstanding preferred stock shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations, exchanges, or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issuance of Common Stock or other securities or subscription rights thereto, or any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise. If the Company recapitalizes or otherwise changes its capital structure, or merges, consolidates, sells all of its assets or dissolves (each of the foregoing a "Fundamental Change"), then thereafter upon any conversion of preferred stock theretofore granted the Participant shall be entitled to the number of shares of Common Stock upon conversion of such preferred stock, in lieu of the number of shares of Common Stock as to which preferred stock shall then be convertible, the number and class of shares of stock and securities to which the Participant would have been entitled pursuant to the terms of the Fundamental Change if, immediately prior to such Fundamental Change, the Participant had been the holder of record of the number of shares of Common Stock as to which such preferred stock is then convertible. If (i) the Company shall not be the surviving entity in any merger or consolidation (or survives only as a subsidiary of another entity), (ii) the Company sells all or substantially all of its assets to any other person or entity (other than a wholly-owned subsidiary), (iii) any person or entity (including a "group" as contemplated by Section 13(d)(3) of the Exchange Act) acquires or gains ownership or control of (including, without limitation, power to vote) more than 50% of the outstanding shares of Common Stock, (iv) the Company is to be dissolved and liquidated, or (v) as a result of or in connection with a contested election of directors, the persons who were directors of the Company before such election shall cease to constitute a majority of the Board (each such event in clauses (i) through (v) above is referred to herein as a "Corporate Change"), the Committee, in its sole discretion, may accelerate the time at which all or a portion of a Participant's shares of preferred stock may be converted for a limited period of time before or after a specified date.

                  (xiii) Changes in Company's Capital Structure. If the outstanding shares of Common Stock or other securities of the Company, or both, for which the preferred stock is then convertible at any time be changed or exchanged by declaration of a stock dividend, stock split, combination of shares, recapitalization, or reorganization, the number and kind of shares of Common Stock or other securities which are subject to the Plan or subject to any preferred stock theretofore granted, and the conversion ratio, shall be adjusted only as provided in the designation of the preferred stock.

                  (xiv) Acceleration of Conversion of Preferred Stock. Except as hereinbefore expressly provided, (i) the issuance by the Company of shares of stock or any class of securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the conversion of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, (ii) the payment of a dividend in property other than Common Stock or (iii) the occurrence of any similar transaction, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to preferred stock theretofore granted, unless the Committee shall determine, in its sole discretion, that an adjustment is necessary to provide equitable treatment to Participant. Notwithstanding anything to the contrary contained in this Plan, the Committee may, in its sole discretion, accelerate the time at which any preferred stock may be converted, including, but not limited to, upon the occurrence of the events specified in this Section 7(xiv).

SECTION 8. AMENDMENTS OR TERMINATION. The Board may amend, alter or discontinue the Plan, but no amendment or alteration shall be made which would impair the rights of any Participant, without his consent, under any option, warrant or preferred stock theretofore granted.

SECTION 9. COMPLIANCE WITH OTHER LAWS AND REGULATIONS. The Plan, the grant and exercise of options or warrants and grant and conversion of preferred stock thereunder, and the obligation of the Company to sell and deliver shares under such options, warrants or preferred stock, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any governmental or regulatory agency as may be required. The Company shall not be required to issue or deliver any certificates for shares of Common Stock prior to the completion of any registration or qualification of such shares under any federal or state law or issuance of any ruling or regulation of any government body which the Company shall, in its sole discretion, determine to be necessary or advisable. Any adjustments provided for in subparagraphs 5(d)(xii), (xiii) and (xiv) shall be subject to any shareholder action required by the corporate law of the state of incorporation of the Company.

SECTION 10. PURCHASE FOR INVESTMENT. Unless the options, warrants, shares of convertible preferred stock and shares of Common Stock covered by this Plan have been registered under the Securities Act of 1933, as amended, or the Company has determined that such registration is unnecessary, each person acquiring or exercising an option or warrant under this Plan or converting shares of preferred stock may be required by the Company to give a representation in writing that he or she is acquiring such option or warrant or such shares for his own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof.

SECTION 11.  TAXES.

         (a) The Company may make such provisions as it may deem appropriate for the withholding of any taxes which it determines is required in connection with any options, warrants or preferred stock granted under this Plan.

         (b) Notwithstanding the terms of Paragraph 11 (a), any Participant may pay all or any portion of the taxes required to be withheld by the Company or paid by him or her in connection with the exercise of a nonqualified option or warrant or conversion of preferred stock by electing to have the Company withhold shares of Common Stock, or by delivering previously owned shares of Common Stock, having a fair market value, determined in accordance with Paragraph 5(d)(ii), equal to the amount required to be withheld or paid. A Participant must make the foregoing election on or before the date that the amount of tax to be withheld is determined ("Tax Date"). All such elections are irrevocable and subject to disapproval by the Committee. Elections by Covered Participants are subject to the following additional restrictions: (i) such election may not be made within six months of the grant of an option or warrant, provided that this limitation shall not apply in the event of death or disability, and (ii) such election must be made either six months or more prior to the Tax Date or in a Window Period. Where the Tax Date in respect of an option or warrant is deferred until six months after exercise and the Covered Participant elects share withholding, the full amount of shares of Common Stock will be issued or transferred to him upon exercise of the option or warrant, but he or she shall be unconditionally obligated to tender back to the Company the number of shares necessary to discharge the Company's withholding obligation or his estimated tax obligation on the Tax Date.

SECTION 12. REPLACEMENT OF OPTIONS, WARRANTS AND PREFERRED STOCK. The Committee from time to time may permit a Participant under the Plan to surrender for cancellation any unexercised outstanding option or warrant or unconverted Preferred stock and receive from the Company in exchange an option, warrant or preferred stock for such number of shares of Common Stock as may be designated by the Committee. The Committee may, with the consent of the holder of any outstanding option, warrant or preferred stock, amend such option, warrant or preferred stock, including reducing the exercise price of any option or warrant to not less than the fair market value of the Common Stock at the time of the amendment, increasing the conversion ratio of any preferred stock and extending the exercise or conversion term of and warrant, option or preferred stock.

SECTION 13. NO RIGHT TO COMPANY EMPLOYMENT. Nothing in this Plan or as a result of any option or warrant granted pursuant to this Plan shall confer on any individual any right to continue in the employ of the Company or interfere in any way with the right of the Company to terminate an individual's employment at any time. The option, warrant or preferred stock agreements may contain such provisions as the Committee may approve with reference to the effect of approved leaves of absence.

SECTION 14. LIABILITY OF COMPANY. The Company and any Affiliate which is in existence or hereafter comes into existence shall not be liable to a Participant or other persons as to:

         (a) The Non-Issuance of Shares. The non-issuance or sale of shares as to which the Company has been unable to obtain from any regulatory body having jurisdiction the authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any shares hereunder; and

         (b) Tax Consequences. Any tax consequence expected, but not realized, by any Participant or other person due to the exercise of any option or warrant or the conversion of any preferred stock granted hereunder.

SECTION 15. EFFECTIVENESS AND EXPIRATION OF PLAN. The Plan shall be effective on the date the Board adopts the Plan. The Plan shall expire ten years after the date the Board approves the Plan and thereafter no option, warrant or preferred stock shall be granted pursuant to the Plan.

SECTION 16. NON-EXCLUSIVITY OF THE PLAN. Neither the adoption by the Board nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including without limitation, the granting of restricted stock or stock options, warrants or preferred stock otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

SECTION 17. GOVERNING LAW. This Plan and any agreements hereunder shall be interpreted and construed in accordance with the laws of the state of incorporation of the Company and applicable federal law.

SECTION 18. CASHLESS EXERCISE. The Committee also may allow cashless exercises as permitted under Federal Reserve Board's Regulation T, subject to applicable securities law restrictions. or by any other means which the Committee determines to be consistent with the Plan's purpose and applicable law. The proceeds from such a payment shall be added to the general funds of the Company and shall be used for general corporate purposes.




                                     EXHIBIT D

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   Form 10-KSB

[X] Annual Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     For the Fiscal Year Ended December 31, 2001

[ ]  Transition Report Pursuant to Section 13 or 15(d) of the
     Securities Exchange Act of 1934

    For the Transition Period from __________ to

Commission File Number 000-32495


                          THE PRESTIGE GROUP.NET, INC.
              -----------------------------------
         (Name of small business issuer in its charter)

            Nevada                         88-0441287
(State or other jurisdiction of  (I.R.S. employer identification
incorporation or organization)               number)

   11469 Olive Blvd., #262,                   63141
         St. Louis, MO
(Address of principal executive            (Zip code)
           offices)

Issuer's telephone number: (314) 432-3772

Securities Registered Pursuant to Section 12(b) of the Act: NONE

      Title of each class        Name of each exchange on which
                                           registered





Securities Registered Pursuant to Section 12(g) of the Act:

                                     COMMON
                                (Title of class)


                                (Title of class)


Check whether the issuer (1) filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. [X] Yes [ ] No

Check if there is no disclosure of delinquent filers in response to Item 405 of Regulation S-B is not contained in this form, and no disclosure will be contained, to the best of registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-KSB or any amendment to this Form 10-KSB. [X]

State issuer's revenues for its most recent fiscal year. $0

State the aggregate market value of the voting and non-voting common equity held by non-affiliates computed by reference to the price at which the common equity was sold, or the average bid and asked price of such common equity, as of a specified date within the past 60 days. (See definition of affiliate in Rule 12b-2 of the Exchange Act.) $38,174

Note: If determining whether a person is an affiliate will involve an unreasonable effort and expense, the issuer may calculate the aggregate market value of the common equity held by non-affiliates on the basis of reasonable assumptions, if the assumptions are stated.

State the number of shares outstanding of each of the issuer's classes of common equity, as of the latest practicable date.
4,366,494

               DOCUMENTS INCORPORATED BY REFERENCE

If the following documents are incorporated by reference, briefly describe them and identify the part of the Form 10-KSB (e.g., Part I, Part II, etc.) into which the document is incorporated: (1) any annual report to security holders;
(2) any proxy or information statement; and (3) any prospectus filed pursuant to Rule 424(b) or (c) of the Securities Act of 1933 ("Securities Act"). The listed documents should be clearly described for identification purposes (e.g., annual report to security holders for fiscal year ended December 24, 1990).

Transitional Small Business Disclosure Format (Check one): Yes [
] No [X]

                           FORWARD LOOKING STATEMENTS

This Annaul Report contains forward-looking statements about our business, financial condition and prospects that reflect our management's assumptions and beliefs based on information currently available. We can give no assurance that the expectations indicated by such forward-looking statements will be realized. If any of our assumptions should prove incorrect, or if any of the risks and uncertainties underlying such expectations should materialize, our actual results may differ materially from those indicated by the forward-looking statements.

The key factors that are not within our control and that may have a direct bearing on operating results include, but are not limited to, acceptance of our services, our ability to expand its customer base, managements' ability to raise capital in the future, the retention of key employees and changes in the regulation of our industry.

There may be other risks and circumstances that management may be unable to predict. When used in this Report, words such as, "believes," "expects," "intends," "plans," "anticipates," "estimates" and similar expressions are intended to identify and qualify forward-looking statements, although there may be certain forward-looking statements not accompanied by such expressions. However, the forward-looking statements contained herein are not covered by the safe harbors created by Section 21E of the Securities Exchange Act of 1934.




PART I

ITEM 1.  BUSINESS.

A.     Business Development and Summary

We were formed as a Nevada Corporation on July 13, 1999 under the name Prestige Jewelry, Inc. On February 4, 2002, we filed an amendment to our articles of incorporation to change our name from Prestige Jewelry, Inc. to The Prestige Group.net, Inc. Our articles of incorporation authorize us to issue up to 50,000,000 shares of common stock at a par value of $0.001 per share and 5,000,000 shares of preferred stock at par value. We have had no material reclassification, merger, consolidation, or purchase or sale of a significant amount of assets outside the ordinary course of business.

B.     Business of Issuer

1) Principal products or services and their markets

We have an Internet site that will serve as the base of our retail operations. The web site roughly outlines the product lines that we will offer consumers. We will market the following products:

  1. Rings,

  2. Bracelets,

  3. Necklaces,

  4. Earrings

  5. Collectible coins and

  6. Precious gemstones.

Since our inception, we have not generated any revenues. In the normal course of business, we will evaluate our current markets to identify any growing markets where we believe we could compete or any markets that are no longer economically attractive. This periodic review will determine our decision to enter or exit certain markets or product categories. We have not identified any such possibilities, and we cannot assure you that any such businesses will be profitable.
2) Distribution methods of the products or services

We seek to use the Internet to generate brand awareness and recognition. We intend to develop a web site that provides an overview of our expected product lines. Our web site will provide information regarding our company and industry to educate consumers about ongoing trends and developments. In addition, we will display detailed information about our product offerings to assist consumers in making educated purchasing decisions.

Our web site will be designed to process purchases over the Internet. We have neither implemented this capacity nor begun to generate revenues. We expect our web site to be our sole source of revenues, once fully operational. Our goal is to provide the ability for consumers to purchase products that they research on our site.

4) Competition

We intend to compete against traditional retailers for jewelry and collectibles in the United States, which can be grouped as follows:

  1. High-end department stores that offer a limited selection of mid-range to high-end jewelry products,

  2. National department stores that tend to carry broad selections of low-end to mid-range jewelry from brands that are complementary to the stores' other offerings,

  3. Specialty stores that carry a broad selection of specific product categories and

  4. Boutiques that generally carry a selection of the latest trends or most sought-after collectibles.


We intend to compete by:

  1. Selling jewelry and collectibles over the Internet.

  2. Offer innovative and attractive jewelry and collectibles.

  3. Marketing an expanding product or service range as we may develop.

8) Regulation

We are not currently subject to direct federal, state or local regulation other than regulations applicable to businesses generally and directly applicable to online commerce. Several states have proposed legislation to limit the uses of personal user information gathered online or require online services to establish privacy policies. The Federal Trade Commission has also initiated action against at least one online service regarding the manner in which personal information is collected from users and provided to third parties. We do not currently provide personal information regarding our users to third parties.
9) Effect of existing or probable governmental regulations on the business

The adoption or modification of laws or regulations relating to the Internet could adversely affect the manner in which we currently conduct our business. In addition, the growth and development of the market for online commerce may lead to more stringent consumer protection laws that may impose additional burdens on us.

In order to comply with new or existing laws regulating online commerce, we may need to modify the manner in which we do business, which may result in additional expenses. For instance, we may need to spend time and money revising the process by which we fulfill customer orders to ensure that each shipment complies with applicable laws. We may need to hire additional personnel to monitor our compliance with applicable laws. We may also need to modify our software to further protect our customers' personal information.

12) Number of total employees and number of full time employees

We currently have no employees other than our officers and directors, who each at present devotes approximately 50% of full time services to our business.

C.     Reports to Security Holdings

(1)  Annual reports

Although we have not been required to do so, we intend to voluntarily deliver annual reports to security holders. Such annual reports will include audited financial statements.

(2) Periodic reports with the SEC

As of the date of this Registration Statement, we have not filed periodic reports with the SEC. However, the purpose of this Registration Statement is to become a fully-reporting company on a voluntary basis. Hence, we will file periodic reports with the SEC as required by laws and regulations applicable to fully reporting companies.

(3)  Availability of filings

The public may read and copy any materials we file with the SEC at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1- 800-SEC-0330. Additionally, the SEC maintains an Internet site (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC.


ITEM 2.  PROPERTIES

Our corporate offices are located at 11469 Olive Boulevard #262, St. Louis, Missouri 63141. This approximately 350 square foot office space is provided by our officers at no charge to us. We do not have any additional facilities. Additionally, there are currently no proposed programs for the renovation, improvement or development of the property currently being utilized by us.

We do not intend to renovate, improve, or develop properties. We are not subject to competitive conditions for property and currently have no property to insure. We have no policy with respect to investments in real estate or interests in real estate and no policy with respect to investments in real estate mortgages. Further, we have no policy with respect to investments in securities of or interests in persons primarily engaged in real estate activities.

ITEM 3.  LEGAL PROCEEDINGS

The Company is not subject to any legal proceedings.

ITEM 4.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.


                                     PART II

ITEM  5.   MARKET  FOR  REGISTRANT'S COMMON  EQUITY  AND  RELATED
STOCKHOLDER MATTERS

A. Market information

Our common stock is currently traded on the Over-the-Counter Bulletin Board under the stock ticker symbol "PGPN," formerly PJWL. The following table sets forth the monthly high and low prices for the Company's common stock on the OTCBB(R) at the end of each quarter of 2001:

      Quarter Ended       High     Low
     -----------------------------------
     June 30, 2001        $0.05   $0.05
     September 30, 2001   $0.05   $0.02
     December 31, 2001    $0.03   $0.02


OTCBB(R) quotations of OneCap's Common Stock reflect inter-dealer prices, without retail mark-ups, markdowns or commissions, and may not necessarily represent actual transactions.

B. Holders

As of the date of this registration statement, we had 85 holders of record of our common stock.

C. Dividends

We have not declared any cash dividends on our common stock since our inception and do not anticipate paying such dividends in the foreseeable future. We plan to retain earnings, if any, to support the development of the Company's business and does not anticipate paying dividends in the foreseeable future. Payment of future dividends, if any, will be at the discretion of our Board of Directors after taking into account various factors, including our financial condition, operating results, current and anticipated cash needs and plans for expansion.

D. Securities authorized for issuance under equity compensation plans

Not applicable.

ITEM  6.   MANAGEMENT'S  DISCUSSION  AND  ANALYSIS  OR  PLAN   OF
OPERATION

                           FORWARD LOOKING STATEMENTS

Some of the statements contained in this Form 10-SB that are not historical facts are "forward-looking statements" which can be identified by the use of terminology such as "estimates," "projects," "plans," "believes," "expects," "anticipates," "intends," or the negative or other variations, or by discussions of strategy that involve risks and uncertainties. We urge you to be cautious of the forward-looking statements, that such statements, which are contained in this Form 10-SB, reflect our current beliefs with respect to future events and involve known and unknown risks, uncertainties and other factors affecting our operations, market growth, services, products and licenses. No assurances can be given regarding the achievement of future results, as actual results may differ materially as a result of the risks we face, and actual events may differ from the assumptions underlying the statements that have been made regarding anticipated events. Factors that may cause actual results, our performance or achievements, or industry results, to differ materially from those contemplated by such forward-looking statements include without limitation:

  1. Our ability to maintain, attract and integrate internal management, technical information and management information systems;

  2. Our ability to generate customer demand for our services;

  3. The intensity of competition; and

  4. General economic conditions.

All written and oral forward-looking statements made in connection with this Form 10-SB that are attributable to us or persons acting on our behalf are expressly qualified in their entirety by these cautionary statements. Given the uncertainties that surround such statements, you are cautioned not to place undue reliance on such forward-looking statements.

The safe harbors of forward-looking statements provided by the Securities Litigation Reform Act of 1995 are unavailable to issuers not subject to the reporting requirements set forth under Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended. As the Company has not registered its securities pursuant to Section 12 of the Exchange Act, such safe harbors set forth under the Reform Act are unavailable to the Company.

A.     Plan of Operation

Since our inception, we have incurred a net loss of $69,981. Our efforts have focused primarily on the development of our plan of operation, implementing our initial business strategy and raising working capital through equity financing. To fund fiscal 2001 operations, management believes our current financial resources and ability to generate revenues is inadequate to provide for its working capital needs through December 2002. Management intends to raise additional capital via a public or private offering of equity or debt securities to fund fiscal year 2002 operations. Our owners and management have also committed to provide us, on an as needed basis, capital to continue operations, although there are no agreements to do so. There are no preliminary loan agreements or understandings between us, our officers, directors or affiliates or lending institutions. We have no arrangements or commitments for accounts and accounts receivable financing. There can be no assurance that any such financing can be obtainer or, if obtained, that it will be on reasonable terms.






ITEM 7.  FINANCIAL STATEMENTS


                          The Prestige Group.net, Inc.
                        [formerly Prestige Jewelry, Inc.]
                          (A Development Stage Company)

                                 Balance Sheets
                                      as of
                           December 31, 2001 and 2000

                                       and

                            Statements of Operations,
              Changes in Stockholders' Equity, and
                                   Cash Flows
                               for the years ended
                           December 31, 2001 and 2000
                                       and
                                 for the period
                        July 13, 1999 (Date of Inception)
                                     through
                                December 31, 2001


                                TABLE OF CONTENTS


Independent Auditor's Report                                    1

Balance Sheets                                                  2

Statements Of Operations                                        3

Statement Of Changes In                                         4
Stockholders' Equity

Statements Of Cash Flows                                        5

Footnotes                                                       6








G. BRAD BECKSTEAD                                    Certified Public Accountant
                                                             330 E. Warm Springs
                                                             Las Vegas, NV 89119
                                                                    702.257.1984
                                                             702.362.0540 (efax)


             INDEPENDENT ACCOUNTANT'S REVIEW REPORT

March 26, 2002

The Prestige Group.net, Inc.
[formerly Prestige Jewelry, Inc.]
Las Vegas, NV

I have audited the Balance Sheets of The Prestige Group.net, Inc. (the "Company") (A Development Stage Company), as of December 31, 2001 and 2000, and the related Statements of Operations, Stockholders' Equity, and Cash Flows for the years then ended and for the period July 13, 1999 (Date of Inception) to December 31, 2001. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audit in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement presentation. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Prestige Group.net, Inc. (A Development Stage Company) as of December 31, 2001 and 2000, and the results of its operations and cash flows for the years then ended, and for the period July 13, 1999 (Date of Inception) to December 31, 2001, in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 3 to the financial statements, the Company has had limited operations and have not commenced planned principal operations. This raises substantial doubt about its ability to continue as a going concern. Management's plan in regard to these matters are also described in Note 3. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


/s/ G. Brad Beckstead, CPA
---------------------------
G. Brad Beckstead, CPA




                          The Prestige Group.net, Inc.
                        [formerly Prestige Jewelry, Inc.]
                          (A Development Stage Company)
                                 Balance Sheets

                                                December 31,
                                            ----------------------
                                             2001         2000
Assets                                      ----------------------

Current assets:
     Cash                                      $590       $39,090
     Due from shareholder                       105           105
     Inventory                                4,614         4,614
       Interest  receivable  -  officer,        167             -
director and shareholder                      ----------------------
          Total current assets                5,476        43,809
                                            ----------------------
Fixed assets, net                             6,847         2,475
Web site development, net                    10,987        14,807

Note receivable - officer, director and        10,000        10,000
shareholder
                                            ----------------------
                                            $33,310       $61,091
                                            ======================
Liabilities and Stockholders' Equity

Current liabilities:                             $-            $-
                                            ----------------------
Stockholders' equity:
     Common stock, $0.001 par value,         19,132         5,832
50,000,000
        shares authorized, 19,132,467
and 5,832,467 shares
        issued and outstanding as of
12/31/01 and 12/31/00, respectively
     Preferred stock, $0.001 par value,           -             -
5,000,000 shares
        authorized, no shares issued or
outstanding
     Additional paid-in capital             133,291       116,591
     Subscriptions receivable               (3,775)      (15,975)
     (Deficit) accumulated during         (115,338)      (45,357)
development stage                          -----------------------
                                             33,310        61,091
                                           -----------------------
                                            $33,310       $61,091
                                           =======================


 The accompanying notes are an integral part of these financial statements.







                          The Prestige Group.net, Inc.
                        [formerly Prestige Jewelry, Inc.]
                          (A Development Stage Company)
                            Statements of Operations

                                       For the years       July
                                           ended         13,1999
                                                                     (inception)
                                                                              to
                                                                        December
                                                                             31,
                                                                            2001
                                  ---------------------
                                    December  December
                                        31,       31,
                                      2001      2000
                                  ----------------------------------

      Revenue                             $        $           $
                                          -        -           -
                                  ----------------------------------
      Expenses:
           General administrative    39,985    6,358      80,476
      expenses
           General administrative    24,826        -      24,826
      expenses - related party
           Depreciation and           5,337    4,361      10,203
      amortization                ----------------------------------
                Total expenses       70,148   10,719     115,505
                                  ----------------------------------
      Other income:
           Interest income -            167        -         167
      officer, director and         ----------------------------------
      shareholder

      Net (loss)                   $(69,981) $(10,719) $(115,338)
                                  ==================================

      Weighted average number of
      common shares outstanding -  5,868,908  5,319,902
      basic and fully diluted     =====================

      Net (loss) per share - basic        $        $
      and fully diluted              (0.01)   (0.00)
                                  =====================


 The accompanying notes are an integral part of these financial statements.







                          The Prestige Group.net, Inc.
                        [formerly Prestige Jewelry, Inc.]
                          (A Development Stage Company)
          Statements of Changes in Stockholders' Equity


                    Common Stock   Subscriptions Additional (Deficit)   Total
                  ---------------- Receivable    Paid-in   Accumulated Stock-
                                                   Capital     During    holders
                                                              Development Equity
                                                                           Stage

                    Shares  Amount
                  ------------------------------------------------------------

August 1999
 Foudners shares   4,000,000 $4,000     $-         $-          $-     $4,000


November 1999
 Rule 504 offering 1,272,467  1,272     25     61,151                 62,448


Net (loss)
 July 13, 1999                                            (34,638)   (34,638)
(inception) to
 December 31, 1999

Balance, 12/31/99  5,272,467 $5,272    $25    $61,151    $(34,638)   $31,810


December 2000
 Rule 505 offering   560,000    560  (16,000)  55,440                 40,000


Net (loss)
 For the year ended                                        (10,719)  (10,719)
 December 31, 2000 -----------------------------------------------------------

Balance, December  5,832,467 $5,832 $(15,975) $116,591    $(45,357)  $61,091
31, 2000

January 2001
 Cancellation of                      16,000                          16,000
 subscriptions receivable

December 2001
 Issued for cash  13,300,000 13,300   (3,800)  16,700                 26,200
 and subscriptions
 receivable

Net (loss)
 For the year ended                                        (69,981)  (69,981)
 December 31, 2001 -----------------------------------------------------------

Balance,
December          19,132,467 $19,132 $(3,775) $133,291   $(115,338)  $33,310
31, 2001          ============================================================



 The accompanying notes are an integral part of these financial statements.







                          The Prestige Group.net, Inc.
                        [formerly Prestige Jewelry, Inc.]
                          (A Development Stage Company)
                            Statements of Cash Flows

                                    For the years ended       July 13,
                                                                            1999
                                                                     (Inception)
                                                                              to
                                                                        December
                                                                             31,
                                 -----------------------        2001
                                    December    December
                                   31, 2001     31, 2000
    Cash flows from operating    ----------------------------------------
    activities
    Net (loss)                      $(69,981)   $(10,719)    $(115,338)
         Shares issued for                  -           -        10,178
    services
         Depreciation and               5,337       4,361        10,203
    amortization
    Adjustments to reconcile net (loss) to
    net cash (used) by
         operating activities:
         (Increase) decrease due            -       3,600         (105)
    from shareholder
         (Increase) in inventory            -           -       (4,614)
         (Increase) in note          (10,000)           -       (10,000
    receivable - officer,
    director and
              shareholder
         Increase in interest           (167)           -         (167)
    receivable - officer,        ----------------------------------------
    director and
              shareholder
    Net cash (used) by operating     (74,811)     (2,758)     (109,843)
    activities                   ----------------------------------------

    Cash flows from investing
    activities
         Purchase of fixed assets     (5,889)     (1,153)       (8,937)
         Web site development               -           -      (19,100)
                                 ----------------------------------------
    Net cash (used) by investing      (5,889)     (1,153)      (28,037)
    activities                   ----------------------------------------

    Cash flows from financing
    activities
         Issuances of common           30,000      56,000       142,245
    stock
         Issuance (decrease) in        12,200    (16,000)       (3,775)
    subscriptions receivable     ----------------------------------------
    Net cash provided by               42,200      40,000       138,470
    financing activities         ----------------------------------------

    Net increase (decrease) in       (38,500)      36,089           590
    cash
    Cash - beginning                   39,090       3,001             -
    Cash - ending                        $590     $39,090          $590
                                 ========================================
    Supplemental disclosures:
         Interest paid                     $-          $-            $-
         Income taxes paid                 $-          $-            $-
                                 ========================================
    Non-cash investing and financing activities:
         Stock issued for                  $-     $10,178       $10,178
    services provided
         Number of shares issued            -     203,567       203,567
    for services                 =======================================


 The accompanying notes are an integral part of these financial statements.









                          The Prestige Group.net, Inc.
                        [formerly Prestige Jewelry, Inc.]
                          (A Development Stage Company)
                                      Notes

Note 1 - History and organization of the company

The Company was organized July 13, 1999 (Date of Inception) under the laws of the State of Nevada, as The Prestige Group.net, Inc. The Company has no operations and in accordance with SFAS #7, the Company is considered a development stage company. The Company is authorized to issue 50,000,000 shares of $0.001 par value common stock and 5,000,000 shares of $0.001 par value preferred stock.

Note 2 - Accounting policies and procedures

Use of estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Cash and cash equivalents
For the purpose of the statements of cash flows, all highly liquid investments with an original maturity of three months or less are considered to be cash equivalents. There are no cash equivalents in the amount of as of December 31, 2001 and 2000.

Equipment
The cost of equipment is depreciated over the estimated useful life of the equipment utilizing the straight-line method of depreciation based on the following estimated useful lives:

     Equipment                   5 years

Website
Website development costs are amortized over 60 months.

Impairment of long lived assets
Long lived assets held and used by the Company are reviewed for possible impairment whenever events or circumstances indicate the carrying amount of an asset may not be recoverable or is impaired. No such impairments have been identified by management at December 31, 2001 and 2000.

Fair value of financial instruments
Fair value estimates discussed herein are based upon certain market assumptions and pertinent information available to management as of December 31, 2001 and 2000. The respective carrying value of certain on-balance-sheet financial instruments approximated their fair values. These financial instruments include cash and accounts payable. Fair values were assumed to approximate carrying values for cash and payables because they are short term in nature and their carrying amounts approximate fair values or they are payable on demand.

Revenue recognition
The Company recognizes revenue on the accrual basis.

Advertising costs
The Company expenses all costs of advertising as incurred. There were no advertising costs included in general and administrative expenses as of December 31, 2001 and 2000.

Reporting on the costs of start-up activities Statement of Position 98-5 (SOP 98-5), "Reporting on the Costs of Start-Up Activities," which provides guidance on the financial reporting of start-up costs and organizational costs, requires most costs of start-up activities and organizational costs to be expensed as incurred. SOP 98-5 is effective for fiscal years beginning after December 15, 1998. With the adoption of SOP 98-5, there has been little or no effect on the Company's financial statements.

Loss per share
Net loss per share is provided in accordance with Statement of Financial Accounting Standards No. 128 (SFAS #128) "Earnings Per Share". Basic loss per share is computed by dividing losses available to common stockholders by the weighted average number of common shares outstanding during the period. As of December 31, 2001 and 2000, the Company had no dilutive common stock equivalents, such as stock options or warrants.

Dividends
The Company has not yet adopted any policy regarding payment of dividends. No dividends have been paid or declared since inception.

Segment reporting
The Company follows Statement of Financial Accounting Standards No. 130, "Disclosures About Segments of an Enterprise and Related Information." The Company operates as a single segment and will evaluate additional segment disclosure requirements as it expands its operations.

Income taxes
The Company follows Statement of Financial Accounting Standard No. 109, "Accounting for Income Taxes" ("SFAS No. 109") for recording the provision for income taxes. Deferred tax assets and liabilities are computed based upon the difference between the financial statement and income tax basis of assets and liabilities using the enacted marginal tax rate applicable when the related asset or liability is expected to be realized or settled. Deferred income tax expenses or benefits are based on the changes in the asset or liability each period. If available evidence suggests that it is more likely than not that some portion or all of the deferred tax assets will not be realized, a valuation allowance is required to reduce the deferred tax assets to the amount that is more likely than not to be realized. Future changes in such valuation allowance are included in the provision for deferred income taxes in the period of change.

Deferred income taxes may arise from temporary differences resulting from income and expense items reported for financial accounting and tax purposes in different periods. Deferred taxes are classified as current or non-current, depending on the classification of assets and liabilities to which they relate. Deferred taxes arising from temporary differences that are not related to an asset or liability are classified as current or non- current depending on the periods in which the temporary differences are expected to reverse.

Recent pronouncements
The FASB recently issued Statement No. 137, "Accounting for Derivative Instruments and Hedging Activities-Deferral of Effective Date of FASB Statement No. 133". The Statement defers for one year the effective date of FASB Statement No. 133, "Accounting for Derivative Instruments and Hedging Activities". The rule now will apply to all fiscal quarters of all fiscal years beginning after June 15, 2000. In June 1998, the FASB issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities." The Statement will require the company to recognize all derivatives on the balance sheet at fair value. Derivatives that are not hedges must be adjusted to fair value through income, if the derivative is a hedge, depending on the nature of the hedge, changes in the fair value of derivatives will either be offset against the change in fair value of the hedged assets, liabilities, or firm commitments through earnings or recognized in other comprehensive income until the hedged item is recognized in earnings. The ineffective portion of a derivative's change in fair value will be immediately recognized in earnings. The company does not expect SFAS No. 133 to have a material impact on earning s and financial position.

In December 1999, the Securities and Exchange Commission released Staff Accounting Bulletin No. 101, Revenue Recognition in Financial Statements (SAB No. 101), which provides guidance on the recognition, presentation and disclosure of revenue in financial statements. SAB No. 101 did not impact the company's revenue recognition policies.


Stock-Based Compensation
The Company accounts for stock-based awards to employees in accordance with Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees" and related interpretations and has adopted the disclosure-only alternative of FAS No. 123, "Accounting for Stock-Based Compensation." Options granted to consultants, independent representatives and other non-employees are accounted for using the fair value method as prescribed by FAS No. 123.

Year end
The Company has adopted December 31 as its fiscal year end.

Note 3 - Going concern

The Company's financial statements are prepared using the generally accepted accounting principles applicable to a going concern, which contemplates the realization of assets and liquidation of liabilities in the normal course of business. However, the Company has not commenced its planned principal operations and it has not generated any revenues. In order to obtain the necessary capital, the Company will seek equity and/or debt financing. If the financing does not provide sufficient capital, shareholders of the Company has agreed to provide sufficient funds as a loan over the next twelve-month period. However, the Company is dependent upon its ability to secure equity and/or debt financing and there are no assurances that the Company will be successful, without sufficient financing it would be unlikely for the Company to continue as a going concern.

The officers and directors are involved in other business activities and may, in the future, become involved in other business opportunities. If a specific business opportunity becomes available, such persons may face a conflict in selecting between the Company and their other business interests. The Company has not formulated a policy for the resolution of such conflicts.

Note 4 - Fixed assets

The Company purchased computer equipment in the amount of $5,889 during the year ended December 31, 2001 and $1,153 during the year ended December 31, 2000. The Company recorded depreciation expense in the amount of $5,337 during the year ended December 31, 2001 and $4,361 during the year ended December 31, 2000.

Note 5 - Income taxes

The Company accounts for income taxes under Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" ("SFAS No. 109"), which requires use of the liability method. SFAS No. 109 provides that deferred tax assets and liabilities are recorded based on the differences between the tax bases of assets and liabilities and their carrying amounts for financial reporting purposes, referred to as temporary differences. Deferred tax assets and liabilities at the end of each period are determined using the currently enacted tax rates applied to taxable income in the periods in which the deferred tax assets and liabilities are expected to be settled or realized.

The provision for income taxes differs from the amount computed by applying the statutory federal income tax rate to income before provision for income taxes. The sources and tax effects of the differences are as follows:

       U.S federal statutory rate      (34.0%)

       Valuation reserve                 34.0%

       Total                                -%

As of December 31, 2001, the Company has a net operating loss carryforward of approximately $115,338 for tax purposes, which will be available to offset future taxable income. If not used, this carryforward will expire in 2021.

Note 6 - Stockholder's equity

The Company is authorized to issue 50,000,000 shares of it $0.001 par value common stock and 5,000,000 shares of its $0.001 par value preferred stock.

During August 1999, the Company issued 4,000,000 shares of its $0.001 par value common stock to two of its founders and directors valued at $4,000.

During November 1999, the Company issued 1,272,467 of its $0.001 par value common stock for total cash and services of $62,423 (net of offering costs) pursuant to a Rule 504 of the SEC 1933 Securities Act offering. The Company owes $25 to an investor for refund of a subscription to stock, which has been categorized as subscription payable.

During December 2000, the Company issued 560,000 shares of its $0.001 par value common stock for total cash of $56,000 (of which $40,000 had been received by December 31, 2000) pursuant to a Regulation D, Rule 505 of the SEC 1933 Securities Act, offering. The remaining $16,000 is considered subscriptions receivable.

During January 2001, the Company received $16,000 cash to cancel the subscriptions receivable.

On October 29, 2001, the Company amended its articles of incorporation to increase the number of authorized shares of its $0.001 par value common stock to 50,000,000 shares.

On December 31, 2001, the Company executed a stock purchase agreement with Ashford Capital, LLC, a California limited liability company, (Ashford). This transaction shall be conducted in accordance with an exemption from the registration provisions of Section 5 of the Securities Act of 1933, as amended, provided under Regulation D, Rule 506. Ashford purchased a total of 13,300,000 shares of its $0.001 par value common stock for a total of $30,000. As of December 31, 2001, the Company received $26,200 in cash. The remaining $3,800 is considered subscriptions receivable.

There have been no other issuances of common and/or preferred stock.

Note 7 - Warrants and options

There are no warrants or options outstanding to acquire any additional shares of common stock.

Note 8 - Related party transactions

The Company hired the son of the shareholders that are also officers and directors as an independent contractor to perform sales development services. For the year ended December 31, 2001, the Company has paid this individual $1,050 for services rendered.

The Company paid consulting services to an officer and director of the Company in the amount of $1,000 for the year ended December 31, 2001.

The Company paid consulting services to another company wholly owned by the officers and directors of the Company in the amount of $4,572 for the year ended December 31, 2001.

The Company hired B.M.M., LLC, a company wholly owned by the brother of one of the officers and directors, that company is also a shareholder. B.M.M., LLC has performed consulting services in the amount of $7,000 for the year ended December 31, 2001.

The Company hired Denford Investments, LLC, a shareholder of the Company. Denford Investments, LLC has performed consulting services in the amount of $4,000 for the year ended December 31, 2001.

The Company paid Corporate Regulatory Services, a shareholder of the Company, for corporate consulting services in the amount of $5,905 for the year ended December 31, 2001.

The Company paid Patrick Deparini, a shareholder of the Company, for consulting services in the amount of $1,300 for the year ended December 31, 2001.

On January 3, 2002, the Company executed consulting agreements with B.M.M., LLC and Denford Investments, LLC. B.M.M., LLC is a company wholly owned by the brother of one of the officers and directors and that company is also a shareholder. Denford Investments, LLC is a shareholder of the Company. Each entity will provide consulting services for the Company for a period of 6 months from the date of execution of the agreement and will receive a total of 2,700,000 shares of common stock valued at $54,000.

Note 9 - Subsequent events

On January 3, 2002, the Company executed consulting agreements with B.M.M., LLC and Denford Investments, LLC. B.M.M., LLC is a company wholly owned by the brother of one of the officers and directors and that company is also a shareholder. Denford Investments, LLC is a shareholder of the Company. Each entity will provide consulting services for the Company for a period of 6 months from the date of execution of the agreement and will receive a total of 2,700,000 shares of common stock valued at $54,000.

On February 4, 2002, the Company amended its articles of incorporation to change the Company's name to The Prestige Group.net, Inc.

On March 20, 2002, the Company effectuated a 1:5 reverse stock split for all shareholders as of that date.


                                    PART III

ITEM  9.   DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS  AND  CONTROL
PERSONS; COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

The board of directors elects our executive officers annually. A majority vote of the directors who are in office is required to fill vacancies. Each director shall be elected for the term of one year, and until his successor is elected and qualified, or until his earlier resignation or removal. Our directors and executive officer are as follows:

      Name         Age        Position         Date Appointed

Joseph M. Dzierwa  43      President and       July 16, 1999
                           Director

Pamela J. Dzierwa  44      Secretary,          July 16, 1999
                           Treasurer and
                           Director

Joseph M. Dzierwa, President and Director - Mr. Dzierwa has been in the jewelry industry for over 25 years. Beginning in 1974, he entered an apprenticeship with Kinsley and Sons, Inc. in St. Louis, Missouri, as a journey jeweler and diamond setter. After 10 years of service, Mr. Dzierwa accepted a managerial and buyer position with Metro '70, Inc., a jewelry retailer, from 1984 through 1985. From 1985 until 1992, Mr. Dzierwa was employed as a journey jeweler and diamond setter for Kinsley and Sons, Inc. and Glenn Betz and Associates, Inc. In 1992, Mr. Dzierwa became President of Pamjoz, Inc., where he currently performs as a journeyman jeweler and diamond setter.

Pamela J. Dzierwa, Secretary, Treasurer and Director - With over 15 years of experience in the retail jewelry industry, Mrs. Pamela Dzierwa currently serves as the Secretary and Treasurer of Pamjos, Inc., since 1992. Her responsibilities include performing general office work, maintaining inventory control procedures and tracking accounts payable and accounts receivable. Prior to being employed at Pamjos, Mrs. Dzierwa was working at Metro '70, Inc. Duties there included general office responsibilities, performing purchasing duties, managing the company's books and accounting records and controlled inventory.

Our directors serve for a one-year term. Our bylaws currently provide for a board of directors comprised of a minimum of one director.

Board Committees

We currently have no compensation committee or other board committee performing equivalent functions.

Employees

We currently have no employees. Our officers and directors perform all functions necessary to maintain the operations of our company.

Legal Proceedings

No officer, director, or persons nominated for such positions, promoter or significant employee has been involved in legal proceedings that would be material to an evaluation of our management.

ITEM 10.  EXECUTIVE COMPENSATION

We do not have employment agreements with our executive officers. We continue to have discussions with our attorneys to determine the appropriate terms needed for the creation of employment agreements for our officers. There has been no discussion with any of our officers regarding any potential terms of these agreements, nor have such terms been determined with any specificity. We plan to have these agreements completed by the beginning of the next year. We have no proposal, understanding or arrangement concerning accrued earnings to be paid in the future. In the meanwhile, all of our executive officers have been drawing salaries since they were appointed to their positions.


                           Summary Compensation Table

                     Annual              Long-Term Compensation
                  Compensation
             ------------------          -------------------------------------
Name and     Year  Salary Bonus  Other   Restricted  Securities  LTIP     All
Principal            ($)   ($)   Annual    Stock     Underlying  Payouts Other
Position                         Compen-   Awards    Options(#)   ($)    Comp-
                                 sation     ($)                          ensa-
                                  ($)                                    tion
                                                                         ($)

Joseph M.   2001      0     0      0         0            0        0      0
Dzierwa
President,  2000      0     0      0         0            0        0      0
CEO and
Director



Pamela J.   2001      0     0      0         0            0        0      0
Dzierwa
Secretary,  2000      0     0      0         0            0        0      0
Treasurer
and
Director


Employment Contracts

We do not have employment agreements.

Board Compensation

Members of our board of directors do not receive cash compensation for their services as directors, although some directors are reimbursed for reasonable expenses incurred in attending board or committee meetings.

ITEM 11.  SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
MANAGEMENT

The following tables set forth the ownership, as of the date of this registration statement, of our common stock by each person known by us to be the beneficial owner of more than 5% of our outstanding common stock, our directors, and our executive officers and directors as a group. To the best of our knowledge, the persons named have sole voting and investment power with respect to such shares, except as otherwise noted. There are not any pending or anticipated arrangements that may cause a change in control of our company.

         Name and Address of     Amount and
                                   Nature
 Title     Beneficial Owner     of Beneficial     Percent of
  of                                Owner            Class
 Class
--------------------------------------------------------------
Common   Joseph M. Dzierwa         400,000           9.16%
         11469 Olive Blvd. #262
         St. Louis, Missouri 63141

Common   Pamela J. Dzierwa         400,000           9.16%
         11469 Olive Blvd. #262
         St. Louis, Missouri
         63141
-------------------------------------------------------------
Common   All directors and         800,000          18.32%
         named executive
         officers as a group
         (1 person)
-------------------------------------------------------------
Common   Ashford Capital, LLC     2,660,000         60.92%
         1301 Dove St., Ste.
         800
         Newport Beach, CA
         92660

Common   B.M.M., LLC               287,000           6.58%
         5300 W. Sahara Ave.,
         Ste. 101 Las Vegas, NV 89146

Common   Denford Investments,      272,000           6.23%
         LLC
         2333 Caringa Way #30
         Carlsbad, CA 92009

This table is based upon information derived from our stock records. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, it believes that each of the shareholders named in this table has sole or shared voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based upon 4,366,494 shares of common stock outstanding as of March 27, 2002.

ITEM 12.  CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company hired the son of the shareholders that are also officers and directors as an independent contractor to perform sales development services. For the year ended December 31, 2001, the Company has paid this individual $1,050 for services rendered.

The Company paid consulting services to an officer and director of the Company in the amount of $1,000 for the year ended December 31, 2001.

The Company paid consulting services to another company wholly owned by the officers and directors of the Company in the amount of $4,572 for the year ended December 31, 2001.

The Company hired B.M.M., LLC, a company wholly owned by the brother of one of the officers and directors, that company is also a shareholder. B.M.M., LLC has performed consulting services in the amount of $7,000 for the year ended December 31, 2001.

The Company hired Denford Investments, LLC, a shareholder of the Company. Denford Investments, LLC has performed consulting services in the amount of $4,000 for the year ended December 31, 2001.

The Company paid Corporate Regulatory Services, a shareholder of the Company, for corporate consulting services in the amount of $5,905 for the year ended December 31, 2001.

The Company paid Patrick Deparini, a shareholder of the Company, for consulting services in the amount of $1,300 for the year ended December 31, 2001.

On January 3, 2002, the Company executed consulting agreements with B.M.M., LLC and Denford Investments, LLC. B.M.M., LLC is a company wholly owned by the brother of one of the officers and directors and that company is also a shareholder. Denford Investments, LLC is a shareholder of the Company. Each entity will provide consulting services for the Company for a period of 6 months from the date of execution of the agreement and will receive a total of 2,700,000 shares of common stock valued at $54,000.

ITEM 13.  EXHIBITS AND REPORTS ON FORM 8-K

(a) Exhibits:

A list of exhibits required to be filed as part of this Annual Report is set forth in the Index to Exhibits, which immediately precedes such exhibits and is incorporated herein by reference.

(b) Reports on Form 8-K

The Company has not filed any reports on Form 8-K during the last quarter of the period covered by this Report.






                                   SIGNATURES

In accordance with the requirements of Section 13 or 15(d) of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE PRESTIGE GROUP.NET, INC.

Date:  March 27, 2002

By:  /s/ Joseph M. Dzierwa
     ----------------------
     Joseph M. Dzierwa
     President and Director


Date:  March 27, 2002

By:  /s/ Pamela J. Dzierwa
     ----------------------
     Pamela J. Dzierwa
     President and Director










                                INDEX TO EXHIBITS

Exhibit  Name and/or Identification of Exhibit
Number

  3      Articles of Incorporation and By-Laws

          (a) Articles of Incorporation of the Company. Incorporated by reference to the exhibits to the Company's General Form For Registration Of Securities Of Small Business Issuers on Form 10-SB, previously filed with the Commission.

          (b) By-Laws of the Company. Incorporated by reference to the exhibits to the Company's General Form For Registration Of Securities Of Small Business Issuers on Form 10-SB, previously filed with the Commission.

 10     Material Contracts

          (a) Agreement for Services - B.M.M., LLC (b) Agreement for Services - Denford Investments, LLC

 23      Consent of Experts and Counsel
          Consents of independent public accountants.





Exhibit 10 (a)

                             AGREEMENT FOR SERVICES

This Services Agreement (the "Agreement") is entered this 3rd day of January, 2002 by and between BMM, LLC ("Consultant"), a Nevada Limited Liability Company, and Prestige Jewelry, Inc. (OTC BB:PJWL) ("Client"), a Nevada Corporation, with reference to the following:

RECITALS

A. The Client desires to be assured of the association and services of the Consultant in order to avail itself of the Consultant's experience, skills, abilities, knowledge, and background to facilitate long range strategic planning, and to advise the Client in business and/or financial matters and is therefore willing to engage the Consultant upon the terms and conditions set forth herein.

B. The Consultant agrees to be engaged and retained by the Client and upon the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing, of the mutual promises hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

  1. ENGAGEMENT. Client hereby engages Consultant on a non- exclusive basis, and Consultant hereby accepts the engagement to become a general business consultant to the Client and to render such advice, consultation, information, and services to the Directors and/or Officers of the Client regarding general financial and business matters including, but not limited to:

       A. Reorganizations, mergers, divestitures, and due diligence studies;
       B. Capital sources and the formation of financial transactions; C. Guidance and assistance in available alternatives to maximize shareholder value;
       D. Press Release preparation and distribution; and E. Strategic business planning and general business strategy.

It shall be expressly understood that Consultant shall have no power to bind Client to any contract or obligation or to transact any business in Client's name or on behalf of Client in any manner and Client is not obligated to accept any recommendations or close any transactions submitted by the Consultant.

  2. TERM. The term ("Term") of this Agreement shall commence on the date hereof and continue for six (6) months. The Agreement may be extended upon agreement by both parties, unless or until the Agreement is terminated. Either party may cancel this Agreement upon five days written notice in the event either party violates any material provision of this Agreement and fails to cure such violation within five (5) days of written notification of such violation from the other party. Such cancellation shall not excuse the breach or non-performance by the other party or relieve the breaching party of its obligation incurred prior to the date of cancellation (see item 10 "Notices").

  3. DUE DILIGENCE. The Client shall supply and deliver to the Consultant all information relating to the Client Company's business as may be reasonably requested by the Consultant to enable the Consultant to make an assessment of the Company and its business prospects and provide the Consulting Services.

  4. COMPENSATION AND FEES. As consideration for Consultant entering into this Agreement, Client and Consultant shall agree that the Client shall issue certificates representing an aggregate of 1,350,000 shares of common stock (the "Shares"). The shares issued to the Consultant on the date hereof shall have the status of "restricted" securities as the term is defined by Rule 144 under the Securities Act of 1933, as amended. These shares are non-cancelable and shall have piggyback registration rights upon the first SEC registration filed by the Client.

The Shares, when issued to Consultant, will be duly authorized, validly issued and outstanding, fully paid and nonassessable and will not be subject to any liens or encumbrances.

Securities shall be issued to Consultant in accordance with a mutually acceptable plan of issuance as to relieve securities or Consultant from restrictions upon transferability of shares in compliance with applicable registration provisions or exemptions.

  5. REPRESENTATIONS, WARRANTS AND COVENANTS. The Client represents, warrants and covenants to the Consultant as follows:

       A. The Client has the full authority, right, power and legal capacity to enter into this Agreement and to consummate the transactions which are provided for herein. The execution of this Agreement by the Client and its delivery to the Consultant, and the consummation by it of the transactions which are contemplated herein have been duly approved and authorized by all necessary action by the Client's Board of Directors and no further authorization shall be necessary on the part of the Client for the performance and consummation by the Client of the transactions which are contemplated by this Agreement.
       B. The business and operations of the Client have been and are being conducted in all material respects in accordance with all applicable laws, rules and regulations of all authorities which affect the Client or its properties, assets, businesses or prospects. The performance of this Agreement shall not result in any breach of, or constitute a default under, or result in the imposition of any lien or encumbrance upon any property of the Client or cause acceleration under any arrangement, agreement or other instrument to which the Client is a party or by which any of its assets are bound. The Client has performed in all respects all of its obligations which are, as of the date of this Agreement, required to be performed by it pursuant to the terms of any such agreement, contract, or commitment.

  6. EXCLUSIVITY; PERFORMANCE; CONFIDENTIALITY. The services of Consultant hereunder shall not be exclusive, and Consultant and its agents may perform similar or different services for other persons or entities whether or not they are competitors of Client. The Consultant agrees that it will, at all times, faithfully and in a professional manner perform all of the duties that may be reasonably required of the Consultant pursuant to the terms of this Agreement. Consultant shall be required to expend only such time as is necessary to service Client in a commercially reasonable manner. The Consultant does not guarantee that its efforts will have any impact upon the Company's business or that there will be any specific result or improvement from the Consultant's efforts. Consultant acknowledges and agrees that confidential and valuable information proprietary to Client and obtained during its engagement by the Client, shall not be, directly or indirectly, disclosed without the prior express written consent of the Client, unless and until such information is otherwise known to the public generally or is not otherwise secret and confidential.

  7. INDEPENDENT CONTRACTOR. In its performance hereunder, Consultant and its agents shall be an independent contractor. Consultant shall complete the services required hereunder according to his own means and methods of work, shall be in the exclusive charge and control of Consultant and which shall not be subject to the control or supervision of Client, except as to the results of the work. Client acknowledges that nothing in this Agreement shall be construed to require Consultant to provide services to Client at any specific time, or in any specific place or manner. Payments to consultant hereunder shall not be subject to withholding taxes or other employment taxes as required with respect to compensation paid to an employee.

  8. ARBITRATION AND FEES. Any controversy or claim arising out of or relating to this Agreement, or breach thereof, may be resolved by mutual agreement; or if not, shall be settled in accordance with the Arbitration rules of the American Arbitration Association in Irvine, California. Any decision issued therefrom shall be binding upon the parties and shall be enforceable as a judgment in any court of competent jurisdiction. The prevailing party in such arbitration or other proceeding shall be entitled, in addition to such other relief as many be granted, to a reasonable sum as and for attorney's fees in such arbitration or other proceeding which may be determined by the arbitrator or other officer in such proceeding. If collection is required for any payment not made when due, the creditor shall collect statutory interest and the cost of collection, including attorney's fees whether or not court action is required for enforcement.

  9. NOTICES. Any notice or other communication required or permitted hereunder must be in writing and sent by either (i) certified mail, postage prepaid, return receipt requested and First Class mail, (ii) overnight delivery with confirmation of delivery, or (iii) facsimile transmission with an original mailed by first class mail, postage prepaid, addressed as follows:

        If to the Client:  Prestige Jewelry, Inc.
                           Attn: Joseph Dzierwa
                           11469 Olive Blvd., #262
                           St. Louis, Missouri 63141

        If to the Consultant: BMM, LLC
                              Attn: Steve Bonenberger
                              2604 B El Camino Real #132
                              Carlsbad, California 92008

or in each case to such other address as shall have last been furnished by like notice. If mailing is impossible due to an absence of postal service, and other methods of sending notice are not otherwise available, notice shall be hand-delivered to the aforesaid addresses. Each notice or communication shall be deemed to have been given as of the date so mailed or delivered, as the case may be; provided, however, that any notice sent by facsimile shall be deemed to have been given as of the date sent by facsimile if a copy of such notice is also mailed by first class mail on the date sent by facsimile; if the date of mailing is not the same as the date of sending by facsimile, then the date of mailing by first class mail shall be deemed to be the date upon which notice given.

  10. MISCELLANEOUS. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision and no waiver shall constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver. No supplement, modification, or amendment of this Agreement shall be binding unless executed in writing by all parties. This Agreement constitutes the entire agreement between the parties and supersedes any prior agreements or negotiations. There are no third party beneficiaries of this Agreement.

  11. COUNTERPARTS. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.



IN WITNESS WHEREOF, the parties hereto have entered into this Agreement on the date first written above.

CONSULTANT:                           COMPANY:

BMM, LLC                              Prestige Jewelry, Inc.

By:                                   By:
   -----------------------------         --------------------------------
   Steve Bonenberger / President         Joseph Dzierwa / President and CEO


Exhibit 10 (b)

                             AGREEMENT FOR SERVICES

This Services Agreement (the "Agreement") is entered this 3rd day of January, 2002 by and between Denford Investments, LLC ("Consultant"), a Nevada Limited Liability Company, and Prestige Jewelry, Inc. (OTC BB:PJWL) ("Client"), a Nevada Corporation, with reference to the following:

                                    RECITALS

A. The Client desires to be assured of the association and services of the Consultant in order to avail itself of the Consultant's experience, skills, abilities, knowledge, and background to facilitate long range strategic planning, and to advise the Client in business and/or financial matters and is therefore willing to engage the Consultant upon the terms and conditions set forth herein.

B. The Consultant agrees to be engaged and retained by the Client and upon the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing, of the mutual promises hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

  1. ENGAGEMENT. Client hereby engages Consultant on a non- exclusive basis, and Consultant hereby accepts the engagement to become a general business consultant to the Client and to render such advice, consultation, information, and services to the Directors and/or Officers of the Client regarding general financial and business matters including, but not limited to:

       A. Reorganizations, mergers, divestitures, and due diligence studies;
       B. Capital sources and the formation of financial transactions; C. Guidance and assistance in available alternatives to maximize shareholder value;
       D. Press Release preparation and distribution; and E. Strategic business planning and general business strategy.

It shall be expressly understood that Consultant shall have no power to bind Client to any contract or obligation or to transact any business in Client's name or on behalf of Client in any manner and Client is not obligated to accept any recommendations or close any transactions submitted by the Consultant.

  2. TERM. The term ("Term") of this Agreement shall commence on the date hereof and continue for six (6) months. The Agreement may be extended upon agreement by both parties, unless or until the Agreement is terminated. Either party may cancel this Agreement upon five days written notice in the event either party violates any material provision of this Agreement and fails to cure such violation within five (5) days of written notification of such violation from the other party. Such cancellation shall not excuse the breach or non-performance by the other party or relieve the breaching party of its obligation incurred prior to the date of cancellation (see item 10 "Notices").

  3. DUE DILIGENCE. The Client shall supply and deliver to the Consultant all information relating to the Client Company's business as may be reasonably requested by the Consultant to enable the Consultant to make an assessment of the Company and its business prospects and provide the Consulting Services.

  4. COMPENSATION AND FEES. As consideration for Consultant entering into this Agreement, Client and Consultant shall agree that the Client shall issue certificates representing an aggregate of 1,350,000 shares of common stock (the "Shares"). The shares issued to the Consultant on the date hereof shall have the status of "restricted" securities as the term is defined by Rule 144 under the Securities Act of 1933, as amended. These shares are non-cancelable and shall have piggyback registration rights upon the first SEC registration filed by the Client.

The Shares, when issued to Consultant, will be duly authorized, validly issued and outstanding, fully paid and nonassessable and will not be subject to any liens or encumbrances.

Securities shall be issued to Consultant in accordance with a mutually acceptable plan of issuance as to relieve securities or Consultant from restrictions upon transferability of shares in compliance with applicable registration provisions or exemptions.

  5. REPRESENTATIONS, WARRANTS AND COVENANTS. The Client represents, warrants and covenants to the Consultant as follows:

       F. The Client has the full authority, right, power and legal capacity to enter into this Agreement and to consummate the transactions which are provided for herein. The execution of this Agreement by the Client and its delivery to the Consultant, and the consummation by it of the transactions which are contemplated herein have been duly approved and authorized by all necessary action by the Client's Board of Directors and no further authorization shall be necessary on the part of the Client for the performance and consummation by the Client of the transactions which are contemplated by this Agreement.
       G. The business and operations of the Client have been and are being conducted in all material respects in accordance with all applicable laws, rules and regulations of all authorities which affect the Client or its properties, assets, businesses or prospects. The performance of this Agreement shall not result in any breach of, or constitute a default under, or result in the imposition of any lien or encumbrance upon any property of the Client or cause acceleration under any arrangement, agreement or other instrument to which the Client is a party or by which any of its assets are bound. The Client has performed in all respects all of its obligations which are, as of the date of this Agreement, required to be performed by it pursuant to the terms of any such agreement, contract, or commitment.

  6. EXCLUSIVITY; PERFORMANCE; CONFIDENTIALITY. The services of Consultant hereunder shall not be exclusive, and Consultant and its agents may perform similar or different services for other persons or entities whether or not they are competitors of Client. The Consultant agrees that it will, at all times, faithfully and in a professional manner perform all of the duties that may be reasonably required of the Consultant pursuant to the terms of this Agreement. Consultant shall be required to expend only such time as is necessary to service Client in a commercially reasonable manner. The Consultant does not guarantee that its efforts will have any impact upon the Company's business or that there will be any specific result or improvement from the Consultant's efforts. Consultant acknowledges and agrees that confidential and valuable information proprietary to Client and obtained during its engagement by the Client, shall not be, directly or indirectly, disclosed without the prior express written consent of the Client, unless and until such information is otherwise known to the public generally or is not otherwise secret and confidential.

  7. INDEPENDENT CONTRACTOR. In its performance hereunder, Consultant and its agents shall be an independent contractor. Consultant shall complete the services required hereunder according to his own means and methods of work, shall be in the exclusive charge and control of Consultant and which shall not be subject to the control or supervision of Client, except as to the results of the work. Client acknowledges that nothing in this Agreement shall be construed to require Consultant to provide services to Client at any specific time, or in any specific place or manner. Payments to consultant hereunder shall not be subject to withholding taxes or other employment taxes as required with respect to compensation paid to an employee.

  8. ARBITRATION AND FEES. Any controversy or claim arising out of or relating to this Agreement, or breach thereof, may be resolved by mutual agreement; or if not, shall be settled in accordance with the Arbitration rules of the American Arbitration Association in Irvine, California. Any decision issued therefrom shall be binding upon the parties and shall be enforceable as a judgment in any court of competent jurisdiction. The prevailing party in such arbitration or other proceeding shall be entitled, in addition to such other relief as many be granted, to a reasonable sum as and for attorney's fees in such arbitration or other proceeding which may be determined by the arbitrator or other officer in such proceeding. If collection is required for any payment not made when due, the creditor shall collect statutory interest and the cost of collection, including attorney's fees whether or not court action is required for enforcement.

  9. NOTICES. Any notice or other communication required or permitted hereunder must be in writing and sent by either (i) certified mail, postage prepaid, return receipt requested and First Class mail, (ii) overnight delivery with confirmation of delivery, or (iii) facsimile transmission with an original mailed by first class mail, postage prepaid, addressed as follows:

        If to the Client: Prestige Jewelry, Inc.
                          Attn: Joseph Dzierwa
                          11469 Olive Blvd., #262
                          St. Louis, Missouri 63141

        If to the Consultant:  Denford Investments, LLC
                               Attn: Hal Crawford


or in each case to such other address as shall have last been furnished by like notice. If mailing is impossible due to an absence of postal service, and other methods of sending notice are not otherwise available, notice shall be hand-delivered to the aforesaid addresses. Each notice or communication shall be deemed to have been given as of the date so mailed or delivered, as the case may be; provided, however, that any notice sent by facsimile shall be deemed to have been given as of the date sent by facsimile if a copy of such notice is also mailed by first class mail on the date sent by facsimile; if the date of mailing is not the same as the date of sending by facsimile, then the date of mailing by first class mail shall be deemed to be the date upon which notice given.

  10. MISCELLANEOUS. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision and no waiver shall constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver. No supplement, modification, or amendment of this Agreement shall be binding unless executed in writing by all parties. This Agreement constitutes the entire agreement between the parties and supersedes any prior agreements or negotiations. There are no third party beneficiaries of this Agreement.

  11. COUNTERPARTS. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have entered into this Agreement on the date first written above.

CONSULTANT:                              COMPANY:

Denford Investments, LLC                 Prestige Jewelry, Inc.

By:                                      By:
   ----------------------------             -------------------------
   Hal Crawford / President                 Joseph Dzierwa / President and CEO








CONSENTS OF INDEPENDENT PUBLIC ACCOUNTANTS


G. BRAD BECKSTEAD                                    Certified Public Accountant
                                                             330 E. Warm Springs
                                                             Las Vegas, NV 89119
                                                                    702.257.1984
                                                              702.362.0540 (fax)





March 26, 2002


To Whom It May Concern:

I have issued my report dated March 26, 2002, accompanying the financial statements of The Prestige Group.net, Inc. on Form 10-KSB for the period of July 13, 1999 (inception date) through December 31, 2001. I hereby consent to the incorporation by reference of said report in the Annual Report of The Prestige Group.net, Inc. on Form 10- KSB (File No. 000-32495).

Signed,

/s/ G. Brad Beckstead

G. Brad Beckstead, CPA







                                    EXHIBIT E

                                   CHAPTER 92A
                        MERGERS AND EXCHANGES OF INTEREST

                           RIGHTS OF DISSENTING OWNERS

NRS 92A.300       Definitions. As used in NRS 92A.300 to 92A.500,
                  inclusive, unless the context otherwise requires, the words and terms defined in NRS 92A.305 to 92A.335, inclusive, have the meanings ascribed to them in those sections.


NRS 92A.305       "Beneficial stockholder" defined. "Beneficial
                  stockholder" means a person who is a beneficial owner of shares held in a voting trust or by a nominee as the stockholder of record.

NRS 92A.310       "Corporate action" defined. "Corporate action" means the
                  action of a domestic corporation.

NRS 92A.315       "Dissenter" defined. "Dissenter" means a stockholder
                  who is entitled to dissent from a domestic corporation's action under NRS 92A.380 and who exercises that right when and in the manner required by NRS 92A.410 to 92A.480, inclusive.

NRS 92A.320       "Fair value" defined. "Fair value," with respect to a
                  dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which he objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.

NRS 92A.325       "Stockholder" defined. "Stockholder" means a
                  stockholder of record or a beneficial stockholder of a domestic corporation.

NRS 92A.330       "Stockholder of record" defined. "Stockholder of
                  record" means the person in whose name shares are registered in the records of a domestic corporation or the beneficial owner of shares to the extent of the rights granted by a nominee's certificate on file with the domestic corporation.

NRS 92A.335       "Subject corporation" defined. "Subject corporation"
                  means the domestic corporation which is the issuer of the shares held by a dissenter before the corporate action creating the dissenter's rights becomes effective or the surviving or acquiring entity of that issuer after the corporate action becomes effective.

NRS 92A.340       Computation of interest. Interest payable pursuant to
                  NRS 92A.300 to 92A.500, inclusive, must be computed from the effective date of the action until the date of payment, at the average rate currently paid by the entity on its principal bank loans or, if it has no bank loans, at a rate that is fair and equitable under all of the circumstances.

NRS 92A.350       Rights of dissenting partner of domestic limited
                  partnership. A partnership agreement of a domestic limited partnership or, unless otherwise provided in the partnership agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the partnership interest of a dissenting general or limited partner of a domestic limited partnership are available for any class or group of partnership interests in connection with any merger or exchange in which the domestic limited partnership is a constituent entity.

NRS 92A.360       Rights of dissenting member of domestic
                  limited-liability company. The articles of organization or operating agreement of a domestic limited-liability company or, unless otherwise provided in the articles of organization or operating agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the interest of a dissenting member are available in connection with any merger or exchange in which the domestic limited-liability company is a constituent entity.

NRS 92A.370       Rights of dissenting member of domestic nonprofit corporation.

                           1. Except as otherwise provided in subsection 2, and
                  unless otherwise provided in the articles or bylaws, any member of any constituent domestic nonprofit corporation who voted against the merger may, without prior notice, but within 30 days after the effective date of the merger, resign from membership and is thereby excused from all contractual obligations to the constituent or surviving corporations which did not occur before his resignation and is thereby entitled to those rights, if any, which would have existed if there had been no merger and the membership had been terminated or the member had been expelled.

                           2. Unless otherwise provided in its articles of
                  incorporation or bylaws, no member of a domestic nonprofit corporation, including, but not limited to, a cooperative corporation, which supplies services described in chapter 704 of NRS to its members only, and no person who is a member of a domestic nonprofit corporation as a condition of or by reason of the ownership of an interest in real property, may resign and dissent pursuant to subsection 1.

NRS 92A.380       Right of stockholder to dissent from certain corporate
                  actions and to obtain payment for shares.

                           1. Except as otherwise provided in NRS 92A.370 and
                  92A.390, a stockholder is entitled to dissent from, and obtain payment of the fair value of his shares in the event of any of the following corporate actions:

                                    (a) Consummation of a plan of merger to
                          which the domestic corporation is a party:

                                            (1) If approval by the stockholders
                                    is required for the merger by NRS 92A.120 to 92A.160, inclusive, or the articles of incorporation and he is entitled to vote on the merger; or (2) If the domestic corporation is a subsidiary and is merged with its parent under NRS 92A.180.

                                    (b) Consummation of a plan of exchange to
                           which the domestic corporation is a party as the corporation whose subject owner's interests will be acquired, if he is entitled to vote on the plan.

                                    (c) Any corporate action taken pursuant to a
                           vote of the stockholders to the event that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares.

                           2. A stockholder who is entitled to dissent and
                  obtain payment under NRS 92A.300 to 92A.500, inclusive, may not challenge the corporate action creating his entitlement unless the action is unlawful or fraudulent with respect to him or the domestic corporation.

NRS 92A.390       Limitations on right of dissent: Stockholders of
                  certain classes or series; action of stockholders not required for plan of merger.

                           1. There is no right of dissent with respect to a
                  plan of merger or exchange in favor of stockholders of any class or series which, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting at which the plan of merger or exchange is to be acted on, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held by at least 2,000 stockholders of record, unless:

                                    (a) The articles of incorporation of the
                           corporation issuing the shares provide otherwise; or

                                    (b) The holders of the class or series are
                           required under the plan of merger or exchange to accept for the shares anything except:

                                            (1) Cash, owner's interests or
                                    owner's interests and cash in lieu of
                                    fractional owner's interests of:

                                                     (I) The surviving or
                                            acquiring entity; or

                                                     (II) Any other entity
                                            which, at the effective date of the
                                            plan of merger or exchange, were
                                            either listed on a national
                                            securities exchange, included in the
                                            national market system by the
                                            National Association of Securities
                                            Dealers, Inc., or held of record by
                                            a least 2,000 holders of owner's
                                            interests of record; or (2) A
                                            combination of cash and owner's
                                            interests of the kind described in
                                            sub-subparagraphs (I) and (II) of
                                            subparagraph (1) of paragraph (b).

                           2. There is no right of dissent for any holders of
                  stock of the surviving domestic corporation if the plan of merger does not require action of the stockholders of the surviving domestic corporation under NRS 92A.130.

NRS 92A.400       Limitations on right of dissent: Assertion as to
                  portions only to shares registered to stockholder; assertion by beneficial stockholder.

                           1. A stockholder of record may assert dissenter's
                  rights as to fewer than all of the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one person and notifies the subject corporation in writing of the name and address of each person on whose behalf he asserts dissenter's rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which he dissents and his other shares were registered in the names of different stockholders.

                           2. A beneficial stockholder may assert dissenter's
                  rights as to shares held on his behalf only if:

                                    (a) He submits to the subject corporation
                           the written consent of the stockholder of record to the dissent not later than the time the beneficial stockholder asserts dissenter's rights; and

                                    (b) He does so with respect to all shares of
                           which he is the beneficial stockholder or over which he has power to direct the vote.

NRS 92A.410      Notification of stockholders regarding right of dissent.

                           1. If a proposed corporate action creating
                  dissenters' rights is submitted to a vote at a stockholders' meeting, the notice of the meeting must state that stockholders are or may be entitled to assert dissenters' rights under NRS 92A.300 to 92A.500, inclusive, and be accompanied by a copy of those sections.

                           2. If the corporate action creating dissenters'
                  rights is taken by written consent of the stockholders or without a vote of the stockholders, the domestic corporation shall notify in writing all stockholders entitled to assert dissenters' rights that the action was taken and send them the dissenter's notice described in NRS 92A.430.

NRS 92A.420       Prerequisites to demand for payment for shares.

                           1. If a proposed corporate action creating
                  dissenters' rights is submitted to a vote at a stockholders' meeting, a stockholder who wishes to assert dissenter's rights:


                                    (a) Must deliver to the subject corporation,
                           before the vote is taken, written notice of his intent to demand payment for his shares if the proposed action is effectuated; and

                                    (b) Must not vote his shares in favor of the
                           proposed action.

                           2. A stockholder who does not satisfy the
                  requirements of subsection 1 is not entitled to payment for his shares under this chapter.

NRS 92A.430       Dissenter's notice: Delivery to stockholders entitled to
                  assert rights; contents.

                           1. If a proposed corporate action creating
                  dissenters' rights is authorized at a stockholders' meeting, the subject corporation shall deliver a written dissenter's notice to all stockholders who satisfied the requirements to assert those rights.

                           2. The dissenter's notice must be sent no later than
                  10 days after the effectuation of the corporate action, and must:

                                    (a) State where the demand for payment must
                           be sent and where and when certificates, if any, for shares must be deposited;

                                    (b) Inform the holders of shares not
                           represented by certificates to what extent the transfer of the shares will be restricted after the demand for payment is received;

                                    (c) Supply a form for demanding payment that
                           includes the date of the first announcement to the news media or to the stockholders of the terms of the proposed action and requires that the person asserting dissenter's rights certify whether or not he acquired beneficial ownership of the shares before that date;

                                    (d) Set a date by which the subject
                           corporation must receive the demand for payment, which may not be less than 30 nor more than 60 days after the date the notice is delivered; and

                                    (e) Be accompanied by a copy of NRS 92A.300
                           to 92A.500, inclusive.

NRS 92A.440           Demand for payment and deposit of certificates; retention
                      of rights of stockholder.

                           1. A stockholder to whom a dissenter's notice is sent
                       must:

                                    (a) Demand payment;

                                    (b) Certify whether he acquired beneficial
                           ownership of the shares before the date required to be set forth in the dissenter's notice for this certification; and

                                    (c) Deposit his certificates, if any, in
                           accordance with the terms of the notice.

                           2. The stockholder who demands payment and deposits
                  his certificates, if any, before the proposed corporate action is taken retains all other rights of a stockholder until those rights are canceled or modified by the taking of the proposed corporate action.

                           3. The stockholder who does not demand payment or
                  deposit his certificates where required, each by the date set forth in the dissenter's notice, is not entitled to payment for his shares under this chapter.

NRS 92A.450       Uncertificated shares: Authority to restrict transfer after demand for payment; retention of rights of stockholder.

                           1. The subject corporation may restrict the transfer
                  of shares not represented by a certificate from the date the demand for their payment is received.

                           2. The person for whom dissenter's rights are
                  asserted as to shares not represented by a certificate retains all other rights of a stockholder until those rights are canceled or modified by the taking of the proposed corporate action.

NRS 92A.460       Payment for shares: General requirements.

                           1. Except as otherwise provided in NRS 92A.470,
                  within 30 days after receipt of a demand for payment, the subject corporation shall pay each dissenter who complied with NRS 92A.440 the amount the subject corporation estimates to be the fair value of his shares, plus accrued interest. The obligation of the subject corporation under this subsection may be enforced by the district court:

                                    (a) Of the county where the corporation's
                           registered office is located; or

                                    (b) At the election of any dissenter
                           residing or having its registered office in this state, of the county where the dissenter resides or has its registered office. The court shall dispose of the complaint promptly.

                           2. The payment must be accompanied by:

                                    (a) The subject corporation's balance sheet
                           as of the end of a fiscal year ending not more than 16 months before the date of payment, a statement of income for that year, a statement of changes in the stockholders' equity for that year and the latest available interim financial statements, if any;

                                    (b) A statement of the subject corporation's
                           estimate of the fair value of the shares;

                                    (c) An explanation of how the interest was
                           calculated;

                                    (d) A statement of the dissenter's rights to
                           demand payment under NRS 92A.480; and

                                    (e) A copy of NRS 92A.300 to 92A.500,
                           inclusive.

NRS 92A.470       Payment for shares: Shares acquired on or after date of
                  dissenter's notice.

                           1. A subject corporation may elect to withhold
                  payment from a dissenter unless he was the beneficial owner of the shares before the date set forth in the dissenter's notice as the date of the first announcement to the news media or to the stockholders of the terms of the proposed action.

                           2. To the extent the subject corporation elects to
                  withhold payment, after taking the proposed action, it shall estimate the fair value of the shares, plus accrued interest, and shall offer to pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand. The subject corporation shall send with its offer a statement of its estimate of the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenters' right to demand payment pursuant to NRS 92A.480.

NRS 92A.480        Dissenter's estimate of fair value: Notification of subject corporation; demand for payment of estimate.

                           1. A dissenter may notify the subject corporation in
                  writing of his own estimate of the fair value of his shares and the amount of interest due, and demand payment of his estimate, less any payment pursuant to NRS 92A.460, or reject the offer pursuant to NRS 92A.470 and demand payment of the fair value of his shares and interest due, if he believes that the amount paid pursuant to NRS 92A.460 or offered pursuant to NRS 92A.470 is less than the fair value of his shares or that the interest due is incorrectly calculated.

                           2. A dissenter waives his right to demand payment
                  pursuant to this section unless he notifies the subject corporation of his demand in writing within 30 days after the subject corporation made or offered payment for his shares.

NRS 92A.490       Legal proceeding to determine fair value: Duties of subject corporation; powers of court; rights of dissenter.

                           1. If a demand for payment remains unsettled, the
                  subject corporation shall commence a proceeding within 60 days after receiving the demand and petition the court to determine the fair value of the shares and accrued interest. If the subject corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

                           2. A subject corporation shall commence the
                  proceeding in the district court of the county where its registered office is located. If the subject corporation is a foreign entity without a resident agent in the state, it shall commence the proceeding in the county where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign entity was located.

                           3. The subject corporation shall make all dissenters,
                  whether or not residents of Nevada, whose demands remain unsettled, parties to the proceeding as in an action against their shares. All parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

                           4. The jurisdiction of the court in which the
                  proceeding is commenced under subsection 2 is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or any amendment thereto. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

                           5. Each dissenter who is made a party to the
                  proceeding is entitled to a judgment:

                                    (a) For the amount, if any, by which the
                           court finds the fair value of his shares, plus interest, exceeds the amount paid by the subject corporation; or

                                    (b) For the fair value, plus accrued
                           interest, of his after-acquired shares for which the subject corporation elected to withhold payment pursuant to NRS 92A.470.

NRS 92A.500       Legal proceeding to determine fair value: Assessment of costs and fees.

                           1. The court in a proceeding to determine fair value
                  shall determine all of the costs of the proceeding, including the reasonable compensation and expenses of any appraisers appointed by the court. The court shall assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment.

                           2. The court may also assess the fees and expenses of
                  the counsel and experts for the respective parties, in amounts the court finds equitable:

                                    (a) Against the subject corporation and in
                           favor of all dissenters if the court finds the subject corporation did not substantially comply with the requirements of NRS 92A.300 to 92A.500, inclusive; or

                                    (b) Against either the subject corporation
                           or a dissenter in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by NRS 92A.300 to 92A.500, inclusive.

                           3. If the court finds that the services of counsel
                  for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the subject corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

                           4. In a proceeding commenced pursuant to NRS 92A.460,
                  the court may assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters who are parties to the proceeding, in amounts the court finds equitable, to the extent the court finds that such parties did not act in good faith in instituting the proceeding.

                           5. This section does not preclude any party in a
                  proceeding commenced pursuant to NRS 92A.460 or 92A.490 from applying the provisions of N.R.C.P. 68 or NRS 17.115.





                              LETTER OF TRANSMITTAL

                     To Accompany Certificates Representing
                          Shares of Old Common Stock of


                          PARAMCO FINANCIAL GROUP, INC.
                             (a Nevada Corporation)


          Converted into a Right to Receive Shares of New Common Stock

                       Pursuant to the Reincorporation of
                          Paramco Financial Group, Inc.

              Surrender Certificates for Shares of Old Common Stock
                      of Paramco Financial Group, Inc. to:

                           PACIFIC STOCK TRANSFER CO.

By Mail:                                   By Hand:

PACIFIC STOCK TRANSFER CO.
500 East Warm Springs Road, Suite 240      500 East Warm Springs Road, Suite 240
Las Vegas, Nevada 89119                    Las Vegas, Nevada 89119

                              For information call:
                                 (702) 361-3033

         The instructions accompanying this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed. If certificates are registered in different names, a separate Letter of Transmittal must be submitted for each different registered owner.

-----------------------------------------------------------------------------------------------------------------------------------
                     DESCRIPTION OF CERTIFICATES SURRENDERED
-----------------------------------------------------------------------------------------------------------------------------------
Name(s) and Address(es) of Certificate(s) Enclosed Registered Owner(s) (Attach
additional (Please fill in, if blank) list if necessary)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Total Number
                                                                                                      of Shares
                                                                           Certificate             Represented by
                                                                            Number(s)              Certificate(s)
                                                                       ============================================
                                                                            Total Shares:
-----------------------------------------------------------------------------------------------------------------------------------

                SIGNATURES MUST BE PROVIDED AND GUARANTEED BELOW
               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Gentlemen:

         The undersigned hereby surrenders the certificate(s) listed above (the "Company Certificates") representing shares of common stock, $.001, of Paramco Financial Group, Inc., a Nevada corporation (the "Company Common Stock"), for cancellation in exchange for shares of common stock, par value $.001, ("Paramco Financial Group Delaware Common Stock"), of Paramco Financial Group, Inc., a Delaware corporation ("Paramco Financial Group Delaware") at the exchange ratio of one share of common stock of Paramco Financial Group Delaware for each ten shares of common stock of the Company owned by you as of the record date of the reincorporation surrendered hereby, pursuant to a merger of the Company into Paramco Financial Group Delaware (the "Merger"). The terms and conditions of the Merger are set forth in an Information Statement previously mailed to the shareholders of the Company. The undersigned understands that the exchange of Company Common Stock is subject to the terms and conditions set forth in the accompanying Instruction. The undersigned hereby waives any right to demand appraisal of the fair value of the Company Common Stock surrendered hereby.

         The undersigned understands that a certificate representing Paramco Financial Group Delaware Common Stock will be sent by mail as soon as practicable following the receipt of the Company Common Stock, this Letter of Transmittal and a check payable to Pacific Stock Transfer Co. in the amount of $18.00 ("Transfer Fee") for each certificate representing Paramco Financial Group Delaware Common Stock to be issued delivered by any reasonable procedure requested by the undersigned and agreed to by the Exchange Agent.

         Please issue and deliver the certificate representing the number of shares of Paramco Financial Group Delaware Common Stock to which the undersigned is entitled in exchange for the Company Common Stock surrendered pursuant to this Letter of Transmittal to the undersigned at the address specified under "Description of Company Certificates Surrendered" above unless otherwise indicated under "Special Registration and Payment Instructions" or "Special Delivery Instructions" below.

SPECIAL REGISTRATION INSTRUCTIONS                            SPECIAL DELIVERY INSTRUCTIONS
(See Instruction 2 below)                                    (See Instruction 2 below)

COMPLETE ONLY if the certificates for Paramco                COMPLETE ONLY if the certificates for Paramco
Financial Group Delaware Common Stock are to be              Financial Group Delaware Common Stock are to be
certificates for Paramco Financial registered in             issued in the name of but are to be sent OTHER
the name of a person OTHER than the name(s) of               than to the address of the registered holder(s)
the registered holder(s) appearing under                     appearing under "DESCRIPTION OF CERTIFICATES
"DESCRIPTION OF CERTIFICATES SUBMITTED."                     SUBMITTED" or, if the box immediately to the
                                                             left is filled in, OTHER THAN to the address
                                                             appearing therein.
Name ______________________________
(Please Print)
                                                             Mail or deliver to:
Address ___________________________
                                                             Name _____________________________
___________________________________                          (Please Print)
(Include Zip Code)
                                                             Address __________________________
___________________________________
(Signature)
                                                             __________________________________
                                                             (Include Zip Code)
___________________________________
(Tax Identification or Social                                __________________________________
Security Number)                                             (Tax Identification or Social
(See Substitute Form W-9)                                    Security Number)
                                                             (See Substitute Form W-9)


         The undersigned hereby warrants to the Company that the undersigned has full power and authority to submit, sell, assign and transfer the Certificates described above, free and clear of all liens, charges and encumbrances and not subject to any adverse claim. The undersigned will, upon request, execute any additional documents necessary or desirable to complete the transfer of the Certificates.

         All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and all obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

         SIGN HERE AND, IF REQUIRED, HAVE SIGNATURES GUARANTEED (If Special Registration and Payment Instructions are given, or if signature is by other than the registered holder, signature(s) must be guaranteed. See Instruction 2.)

-------------------------------------------------------------------------------
                        (Signature(s) of Shareholder(s)
                      Dated: ________________________, 2003

(Must be signed by the registered holder(s) exactly as name(s) appear(s) on the Certificates or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth full title and see Instructions 2 and
3)

Name(s):

--------------------------------------------------------------------------------
                             (Please Type or Print)

Capacity (Full Title)

Address
                               (include Zip Code)

Area Code and Tel. No.
Tax Identification or
Social Security No.

                            Guarantee of Signature(s)
                               (See Instruction 2)

Authorized Signature

Name
                             (Please Type or Print)

Name of Firm

Address

-------------------------------------------------------------------------------
                               (Include Zip Code)

Area Code and Tel. No.
                      Dated: ________________________, 2003



                                  INSTRUCTIONS

         1. Delivery of Letter of Transmittal and Certificates. Certificates, together with a signed and completed Letter of Transmittal and any required supporting documents, should be sent to or delivered at the address shown on the face of this Letter of Transmittal. If any of the Certificates are registered in different names, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of Certificates. The method of delivery of this Letter of Transmittal, the Certificates and all other required documents is at the option and risk of the shareholder(s) and the delivery will be deemed made only when actually received by Pacific Stock Transfer Co.. A Letter of Transmittal, the Certificates and any other required documents must be properly received by Pacific Stock Transfer Co., in form satisfactory to it, in order for the delivery and surrender to be effective and the risk of loss of the Certificates to pass to the Company. If delivery is by mail, registered or certified mail with return receipt requested, properly insured, is recommended.

         2. Guarantee of Signatures. Signatures on this Letter of Transmittal must be guaranteed by a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc. or by a commercial bank or trust company having an office or correspondent in the United States (an "Eligible Institution"), unless the Certificate(s) are surrendered (i) by the registered holder of the Certificates who has not completed the box entitled "Special Registration Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal or (ii) for the account of an Eligible Institution.

         3. Signatures. If this Letter of Transmittal is signed by the registered holder(s) of the Certificates, the signature(s) must correspond exactly with the name(s) as written on the face of the Certificates without alteration, enlargement or any change whatsoever.

         If any Certificate is held of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

         If this Letter of Transmittal or any Certificates or stock powers are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and submit evidence satisfactory to the Company of such person's authority so to act.

         4. Validity of Surrender; Irregularities. All questions as to validity, form and eligibility of any surrender of Certificates hereunder will be determined by the Company. The Company reserves the right to waive any irregularities or defects in the surrender of any Certificates, and its interpretations of the terms and conditions of the Merger and of this Letter of Transmittal (including these Instructions) with respect to such irregularities or defects shall be final and binding on all parties. A surrender will not be deemed to have been made until all irregularities have been cured or waived.

         5. Special Delivery Instructions. Indicate the name and address of the person(s) to which certificates for Paramco Financial Group Delaware Common Stock are to be issued or sent if different from the name and address of the person(s) signing this Letter of Transmittal.

         6. Additional Copies. Additional copies of this Letter of Transmittal and of the Information Statement may be obtained from Pacific Stock Transfer Co. located at 500 El Warm Springs Road, Suite 240, Las Vegas, Nevada 89119.

         7. Inadequate Space. If the space provided on this Letter of Transmittal is inadequate, the Certificate numbers and numbers of Company Common Stock should be listed on a separate signed schedule affixed hereto.

         8. Letter of Transmittal Required; Surrender of Certificates; Lost Certificates. A shareholder will not receive any Paramco Financial Group Delaware Common Stock unless and until this Letter of Transmittal or a facsimile hereof, duly completed and signed, is delivered to Pacific Stock Transfer Co., together with the Company Certificates and any required accompanying evidences of authority in form satisfactory to Pacific Stock Transfer Co.. If the Certificates have been lost or destroyed, such should be indicated on the face of this Letter of Transmittal. In such event, the Company will forward additional documentation necessary to be completed in order to effectively surrender such lost or destroyed Certificates.

                            IMPORTANT TAX INFORMATION

         Under federal income tax law, a shareholder is required to provide the Company with his correct TIN on Substitute Form W-9 below. If such shareholder is an individual, the TIN is his Social Security number. If the Company is not provided with the correct TIN, the shareholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such shareholder may be subject to backup withholding.

         Certain shareholders (including, among others, all corporations and certain foreign individuals) are not subject to backup withholding and reporting requirements and should indicate their exempt status on Substitute Form W-9.

         If backup withholding applies, the Company is required to withhold 31% of any payments made to the shareholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained

Purpose of Substitute Form W-9

         To prevent backup withholding on payments that are made to a shareholder, the shareholder is required to notify the Company of his correct TIN by completing the form below certifying that the TIN provided on the Substitute Form W-9 is correct (or that such shareholder is awaiting a TIN) and that (1) the shareholder has not been notified by the Internal Revenue Service that he is subject to backup withholding as a result of failure to report all interest or dividends or (2) the Internal Revenue Service has notified the shareholder that he is no longer subject to backup withholding.

What Number to Give the Company

         The shareholder is required to give the Company the social security number or employer identification number of the record owner of the Certificates.

                   PAYER'S NAME: PARAMCO FINANCIAL GROUP, INC.


-------------------------------------------------------------------------------

SUBSTITUTE FORM W-9                  Part 1   PLEASE PROVIDE YOUR TIN IN THE
                                     SPACE BELOW AND CERTIFY BY SIGNING AND
                                     DATING PART 3.

                                     Social Security Number____________________
                                              OR
                                     Employer Identification Number____________

-------------------------------------------------------------------------------

DEPARTMENT OF THE TREASURY
INTERNAL REVENUE SERVICE            Part 2   Check the box if you are NOT
                                    subject to back up withholding under the
                                    provisions of Section  3406(a)(1)(C) of the
                                    Internal Revenue Code because (1) you have
                                    not been notified that you are subject
                                    to backup withholding as a result of
                                    failure to report all interest or dividends
                                    or (2) the Internal Revenue Service has
                                    notified you that you are no longer subject
                                    to backup withholding              ______

-------------------------------------------------------------------------------

PAYERS REQUEST FOR TAXPAYER
IDENTIFICATION NUMBER ("TIN")       Part 3  CERTIFICATION - Under penalties
                                    of perjury, I certify that the information provided on this form is true, correct and complete.

                                    Signature: _______________________________

                                    Date:_____________________________________

                                                  Awaiting TIN?        _______

-------------------------------------------------------------------------------
NOTE:    FAILURE TO COMPLETE THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31%
OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE AMENDMENT.